UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21296

BARON SELECT FUNDS

(Exact Name of Registrant as Specified in Charter)

767 Fifth Avenue, 49th Floor

New York, NY 10153

(Address of Principal Executive Offices) (Zip Code)

Patrick M. Patalino, General Counsel

c/o Baron Select Funds

767 Fifth Avenue, 49th Floor

New York, NY 10153

(Name and Address of Agent for Service)

(Registrant’s Telephone Number, including Area Code): 212-583-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2021

Item 1. Reports to Stockholders.

Baron Partners Fund

Baron Focused Growth Fund

Baron International Growth Fund

Baron Real Estate Fund

Baron Emerging Markets Fund

Baron Global Advantage Fund

Baron Real Estate Income Fund

Baron Health Care Fund

Baron FinTech Fund

June 30, 2021

Baron Funds®

Baron Select Funds

Semi-Annual Financial Report

DEAR BARON SELECT FUNDS SHAREHOLDER:

In this report, you will find unaudited financial statements for Baron Partners Fund, Baron Focused Growth Fund, Baron International Growth Fund, Baron Real Estate Fund, Baron Emerging Markets Fund, Baron Global Advantage Fund, Baron Real Estate Income Fund, Baron Health Care Fund, and Baron FinTech Fund (the “Funds”) for the six months ended June 30, 2021. The U.S. Securities and Exchange Commission (the “SEC”) requires mutual funds to furnish these statements semi-annually to their shareholders. We hope you find these statements informative and useful.

We thank you for choosing to join us as fellow shareholders in Baron Funds. We will continue to work hard to justify your confidence.

Sincerely,

Ronald Baron Chief Executive Officer August 20, 2021	Linda S. Martinson Chairman, President and Chief Operating Officer August 20, 2021	Peggy Wong Treasurer and Chief Financial Officer August 20, 2021

This Semi-Annual Financial Report is for the Baron Select Funds, which currently has 11 series: Baron Partners Fund, Baron Focused Growth Fund, Baron International Growth Fund, Baron Real Estate Fund, Baron Emerging Markets Fund, Baron Global Advantage Fund, Baron Real Estate Income Fund, Baron Health Care Fund, Baron FinTech Fund, Baron WealthBuilder Fund, and Baron New Asia Fund. Baron WealthBuilder Fund is included in a separate Financial Report. Baron New Asia Fund commenced investment operations on July 30, 2021 and therefore, financial information is not included in this report. If you are interested in Baron WealthBuilder Fund or Baron Investment Funds Trust, which contains the Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund, Baron Opportunity Fund, Baron Fifth Avenue Growth Fund, Baron Discovery Fund, and Baron Durable Advantage Fund, please visit the Funds’ website at www.BaronFunds.com or contact us at 1-800-99BARON.

The Funds’ Proxy Voting Policy is available without charge and can be found on the Funds’ website at www.BaronFunds.com, by clicking on the “Regulatory Documents” link at the bottom left corner of the homepage or by calling 1-800-99BARON and on the SEC’s website at www.sec.gov. The Funds’ most current proxy voting record, Form N-PX, is also available on the Funds’ website and on the SEC’s website.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at www.sec.gov. Schedules of portfolio holdings current to the most recent quarter are also available on the Funds’ website.

Some of the comments contained in this report are based on current management expectations and are considered “forward-looking statements.” Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as “estimate,” “may,” “expect,” “should,” “could,” “believe,” “plan”, and other similar terms. We cannot promise future returns and our opinions are a reflection of our best judgment at the time this report is compiled.

The views expressed in this report reflect those of BAMCO, Inc. (“BAMCO” or the “Adviser”) only through the end of the period stated in this report. The views are not intended as recommendations or investment advice to any person reading this report and are subject to change at any time without notice based on market and other conditions.

Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost. For more complete information about Baron Funds, including charges and expenses, call, write or go to www.BaronFunds.com for a prospectus or summary prospectus. Read them carefully before you invest or send money. This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds, unless accompanied or preceded by the Funds’ current prospectus or summary prospectus.

Baron Partners Fund (Unaudited)	June 30, 2021

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON PARTNERS FUND (RETAIL SHARES)

IN RELATION TO THE RUSSELL MIDCAP GROWTH INDEX AND THE S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED JUNE 30, 2021
	Six Months*	One Year	Three Years	Five Years	Ten Years	Since Inception (January 31, 1992)
Baron Partners Fund — Retail Shares[1,2,3]	4.29%	118.98%	47.25%	38.09%	23.55%	16.27%
Baron Partners Fund — Institutional Shares[1,2,3,4]	4.43%	119.55%	47.64%	38.45%	23.88%	16.39%
Baron Partners Fund — R6 Shares[1,2,3,4]	4.43%	119.53%	47.64%	38.45%	23.88%	16.39%
Russell Midcap Growth Index[1]	10.44%	43.77%	22.39%	20.52%	15.13%	11.03%
S&P 500 Index[1]	15.25%	40.79%	18.67%	17.65%	14.84%	10.53%

*	Not Annualized.

[1]

The Russell Midcap® Growth Index measures the performance of medium-sized U.S. companies that are classified as growth and the S&P 500 Index of 500 widely held large-cap U.S. companies. The indexes and Baron Partners Fund are with dividends, which positively impact the performance results. The indexes are unmanaged. The index performance is not Fund performance; one cannot invest directly into an index.

[2]

Reflects the actual fees and expenses that were charged when the Fund was a partnership. The predecessor partnership charged a 20% performance fee after reaching a certain performance benchmark. If the annual returns for the Fund did not reflect the performance fees for the years the predecessor partnership charged a performance fee, returns would be higher. The Fund’s shareholders will not be charged a performance fee. The predecessor partnership’s performance is only for periods before the Fund’s registration statement was effective, which was April 30, 2003. During those periods, the predecessor partnership was not registered under the Investment Company Act of 1940 and was not subject to its requirements or the requirements of the Internal Revenue Code relating to regulated investment companies, which, if it were, might have adversely affected its performance.

[3]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

[4]

Performance for the Institutional Shares prior to May 29, 2009 is based on the performance of the Retail Shares. Performance for the R6 Shares prior to August 31, 2016 is based on the performance of the Institutional Shares, and prior to May 29, 2009 is based on the Retail Shares. The Retail Shares have a distribution fee, but Institutional Shares and R6 Shares do not. If the annual returns for the Institutional Shares and R6 Shares prior to May 29, 2009 did not reflect this fee, the returns would be higher.

June 30, 2021 (Unaudited)	Baron Partners Fund

TOP TEN HOLDINGS AS OF JUNE 30, 2021

Percent of Total Investments
Tesla, Inc.	38.1%
CoStar Group, Inc.	8.2%
IDEXX Laboratories, Inc.	6.8%
Zillow Group, Inc.	4.5%
Space Exploration Technologies Corp.	4.3%
Vail Resorts, Inc.	4.2%
The Charles Schwab Corp.	3.8%
Arch Capital Group Ltd.	3.4%
FactSet Research Systems, Inc.	3.2%
Hyatt Hotels Corp.	3.0%

79.5%

SECTOR BREAKDOWN AS OF JUNE 30, 2021†

(as a percentage of total investments)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the six months ended June 30, 2021, Baron Partners Fund1 increased 4.29%, underperforming the Russell Midcap Growth Index, which increased 10.44%.

Baron Partners Fund invests primarily in U.S. companies of any size with, in our view, significant long-term growth potential. We believe our process can identify investment opportunities that are attractively priced relative to future prospects. The Fund is non-diversified, so its top 10 holdings are expected to comprise a significant percentage of the portfolio, and the Fund uses leverage, both of which increase risk. In addition, the Fund may be subject to risks associated with potentially being concentrated in the securities of a single issuer or a small number of issuers, including in a particular industry. Of course, there can be no assurance that we will be successful in achieving the Fund’s investment goals.

As of June 30, 2021, 41.2% of the Fund’s net assets are invested in Tesla stock. Therefore, the Fund is exposed to the risk that were Tesla stock to lose significant value, which could happen rapidly, the Fund’s performance would be adversely affected. Before investing in the Fund, investors should carefully consider publicly available information about Tesla. There can be no assurances that the Fund will maintain its investment in Tesla, as the Adviser maintains discretion to actively manage the Fund’s portfolio, including by decreasing or liquidating the Fund’s investment in Tesla at any time. However, for so long as the Fund maintains a substantial investment in Tesla, the Fund’s performance will be significantly affected by the performance of Tesla stock and any decline in the price of Tesla stock would materially and adversely affect your investment in the Fund.

While equity markets continued their upward climb through the first half of 2021, beneath the surface, a major rotation took place. The “recovery play” dominated at first, with stocks hit hard during the pandemic along with cyclical, more speculative stocks peaking mid-period as pent-up demand met massive policy stimulus, positive vaccine developments, and the reopening of the economy. Secular growth stocks came back in favor later in the period, led by large-cap technology stocks. The economy continued to grow rapidly as the effects of the pandemic receded, and U.S growth appeared likely to stay strong in the near term. However, inflation accelerated significantly, both in goods and wages, causing investor concerns around whether policy was too stimulative, the Federal Reserve needed to change course, and interest rates would continue to rise.

At the sector level, Financials, Health Care, and Information Technology contributed the most to performance. Communication Services detracted.

Veterinary diagnostics leader IDEXX Laboratories, Inc. was the top contributor. Veterinary visits continue to recover from pandemic lows, with practice revenue growing at double-digit rates. IDEXX’s competitive trends are outstanding, and we expect new proprietary innovations and field sales force expansion to be meaningful contributors to growth. Margins are moving significantly higher, and we believe that margins can exceed 30% over time.

Zillow Group, Inc. was the top detractor. Zillow operates leading U.S. real estate sites, a mortgage marketplace, and the Zillow Offers home-buying business. Shares were down due to rising mortgage rates and the potential knock-on effects to the housing environment. Zillow also issued revenue guidance that was slightly below Street expectations. Despite the volatility, we continue to believe that Zillow has substantial upside in mortgages and Offers, which can grow its addressable market not only in houses bought/sold but also in leads provided to Zillow Premier Agents.

We do not invest based on our insights into macroeconomic, political, or, more recently, public health issues. Nevertheless, we are optimistic that near-term business conditions seem favorable for our investments — vaccines seem to be highly effective, the U.S. economy is reopening, continued fiscal stimulus seems likely, and interest rates remain below historic levels. While inflation is now on the table, the Federal Reserve appears to believe it to be a transitory result of pandemic-related supply and labor constraints and has pledged to keep rates low for the near term.

†

Sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of the Retail Shares.

Baron Focused Growth Fund (Unaudited)	June 30, 2021

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON FOCUSED GROWTH FUND (RETAIL SHARES)
IN RELATION TO THE RUSSELL 2500 GROWTH INDEX AND THE S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED JUNE 30, 2021
	Six Months*	One Year	Three Years	Five Years	Ten Years	Since Inception (May 31, 1996)
Baron Focused Growth Fund — Retail Shares[1,2,3]	2.40%	94.48%	39.24%	31.22%	18.14%	14.34%
Baron Focused Growth Fund — Institutional Shares[1,2,3,4]	2.54%	95.00%	39.58%	31.55%	18.44%	14.48%
Baron Focused Growth Fund — R6 Shares[1,2,3,4]	2.53%	95.04%	39.61%	31.56%	18.45%	14.48%
Russell 2500 Growth Index[1]	8.67%	49.63%	20.15%	20.68%	14.83%	9.59%
S&P 500 Index[1]	15.25%	40.79%	18.67%	17.65%	14.84%	9.74%

*	Not Annualized.

[1]

The Russell 2500™ Growth Index measures the performance of small- to medium-sized U.S. companies that are classified as growth and the S&P 500 Index of 500 widely held large-cap U.S. companies. The indexes and Baron Focused Growth Fund are with dividends, which positively impact the performance results. The indexes are unmanaged. The index performance is not Fund performance; one cannot invest directly into an index.

[2]

Reflects the actual fees and expenses that were charged when the Fund was a partnership. The predecessor partnership charged a 15% performance fee through 2003 after reaching a certain performance benchmark. If the annual returns for the Fund did not reflect the performance fees for the years the predecessor partnership charged a performance fee, the returns would be higher. The Fund’s shareholders will not be charged a performance fee. The predecessor partnership’s performance is only for periods before the Fund’s registration statement was effective, which was June 30, 2008. During those periods, the predecessor partnership was not registered under the Investment Company Act of 1940 and was not subject to its requirements or the requirements of the Internal Revenue Code relating to regulated investment companies, which, if it were, might have adversely affected its performance.

[3]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser reimburses certain Fund expenses pursuant to a contract expiring on August 29, 2031, unless renewed for another 11-year term and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

[4]

Performance for the Institutional Shares prior to May 29, 2009 is based on the performance of the Retail Shares. Performance for the R6 Shares prior to August 31, 2016 is based on the performance of the Institutional Shares, and prior to May 29, 2009 is based on the Retail Shares. The Retail Shares have a distribution fee, but Institutional Shares and R6 Shares do not. If the annual returns for the Institutional Shares and R6 Shares prior to May 29, 2009 did not reflect this fee, the returns would be higher.

June 30, 2021 (Unaudited)	Baron Focused Growth Fund

TOP TEN HOLDINGS AS OF JUNE 30, 2021

Percent of Net Assets
Tesla, Inc.	31.6%
CoStar Group, Inc.	7.4%
Penn National Gaming, Inc.	6.3%
Vail Resorts, Inc.	6.2%
Hyatt Hotels Corp.	3.8%
Space Exploration Technologies Corp.	3.7%
FactSet Research Systems, Inc.	3.6%
BioNTech SE	3.6%
Spotify Technology S.A.	3.4%
Arch Capital Group Ltd.	3.4%

73.0%

SECTOR BREAKDOWN AS OF JUNE 30, 2021†

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the six months ended June 30, 2021, Baron Focused Growth Fund1 appreciated 2.40%, underperforming the Russell 2500 Growth Index, which increased 8.67%.

Baron Focused Growth Fund invests in a non-diversified portfolio of companies that we believe are well capitalized and have exceptional management, significant growth potential, and sustainable barriers to competition. We believe our process can identify investment opportunities that are attractively priced relative to future prospects. In addition, the Fund may be subject to risks associated with potentially being concentrated in the securities of a single issuer or a small number of issuers, including in a particular industry. Of course, there can be no assurance that we will be successful in achieving the Fund’s investment goals.

As of June 30, 2021, 31.6% of the Fund’s net assets are invested in Tesla stock. Therefore, the Fund is exposed to the risk that were Tesla stock to lose significant value, which could happen rapidly, the Fund’s performance would be adversely affected. Before investing in the Fund, investors should carefully consider publicly available information about Tesla. There can be no assurances that the Fund will maintain its investment in Tesla, as the Adviser maintains discretion to actively manage the Fund’s portfolio, including by decreasing or liquidating the Fund’s investment in Tesla at any time. However, for so long as the Fund maintains a substantial investment in Tesla, the Fund’s performance will be significantly affected by the performance of Tesla stock and any decline in the price of Tesla stock would materially and adversely affect your investment in the Fund.

While equity markets continued their upward climb through the first half of 2021, beneath the surface, a major rotation took place. The “recovery play” dominated at first, with stocks hit hard during the pandemic along with cyclical, more speculative stocks peaking mid-period as pent-up demand met massive policy stimulus, positive vaccine developments, and the reopening of the economy. Secular growth stocks came back in favor later in the period, led by large-cap technology stocks. The economy continued to grow rapidly as the effects of the pandemic receded, and U.S growth appeared likely to stay strong in the near term. However, inflation accelerated significantly, both in goods and wages, causing investor concerns around whether policy was too stimulative, the Federal Reserve needed to change course, and interest rates would continue to rise.

At the sector level, Health Care, Financials, and Real Estate contributed the most to performance. Information Technology and Communication Services detracted.

BioNTech SE was the top contributor. BioNTech is a leader in the emerging field of mRNA drugs, with additional programs in engineered cell therapies, antibodies, and immunomodulators. The company hit the headlines with the COVID-19 vaccine it developed in partnership with Pfizer. We believe the vaccine has been a strong proof point of the speed and efficacy of the mRNA platform. Beyond vaccines, we think BioNTech has potential to disrupt the biopharmaceutical space with a pipeline spanning oncology, infectious diseases, and rare diseases.

Penn National Gaming, Inc., a regional U.S. casino operator, was the top detractor. Shares fell on the news that the company had lost sports betting and i-gaming market share in both Michigan and Pennsylvania. While the lost market share is a disappointment, Penn has been able to maintain a double-digit share with no marketing. We believe the market is attributing little value to Penn’s Barstool equity stake as well as its online gaming and sports betting opportunities including its access fees from other operators.

We do not invest based on our insights into macroeconomic, political, or, more recently, public health issues. Nevertheless, we are optimistic that near-term business conditions seem favorable for our investments — vaccines seem to be highly effective, the U.S. economy is reopening, continued fiscal stimulus seems likely, and interest rates remain below historic levels. While inflation is now on the table, the Federal Reserve appears to believe it to be a transitory result of pandemic-related supply and labor constraints and has pledged to keep rates low for the near term.

†

Sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of the Retail Shares.

Baron International Growth Fund (Unaudited)	June 30, 2021

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON INTERNATIONAL GROWTH FUND (RETAIL SHARES)

IN RELATION TO THE MSCI ACWI EX USA INDEX AND THE MSCI ACWI EX USA IMI GROWTH INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED JUNE 30, 2021
	Six Months*	One Year	Three Years	Five Years	Ten Years	Since Inception (December 31, 2008)^
Baron International Growth Fund — Retail Shares[1,2]	10.92%	43.83%	15.46%	16.22%	9.52%	12.84%
Baron International Growth Fund — Institutional Shares[1,2,3]	11.04%	44.18%	15.73%	16.50%	9.79%	13.11%
Baron International Growth Fund — R6 Shares[1,2,3]	11.05%	44.10%	15.71%	16.48%	9.78%	13.11%
MSCI ACWI ex USA Index[1]	9.16%	35.72%	9.38%	11.08%	5.45%	8.50%
MSCI ACWI ex USA IMI Growth Index[1]	7.03%	35.13%	13.04%	13.36%	7.36%	10.34%

*	Not Annualized.

^	Commencement of investment operations was January 2, 2009.

[1]

The MSCI ACWI ex USA Index Net USD is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of large- and mid-cap securities across developed and emerging markets, excluding the United States. The MSCI ACWI ex USA IMI Growth Index Net USD is a free float-adjusted market capitalization weighted index that is designed to measure the performance of large-, mid-, and small-cap growth securities across developed and emerging markets, excluding the United States. MSCI is the source and owner of the trademarks, service marks and copyrights related to the MSCI Indexes. The indexes and Baron International Growth Fund include reinvestment of dividends, net of foreign withholding taxes, which positively impact the performance results. The indexes are unmanaged. The index performance is not Fund performance; one cannot invest directly into an index.

[2]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser reimburses certain Fund expenses pursuant to a contract expiring on August 29, 2031, unless renewed for another 11-year term and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

[3]

Performance for the Institutional Shares prior to May 29, 2009 is based on the performance of the Retail Shares. Performance for the R6 Shares prior to August 31, 2016 is based on the performance of the Institutional Shares, and prior to May 29, 2009 is based on the Retail Shares. The Retail Shares have a distribution fee, but Institutional Shares and R6 Shares do not. If the annual returns for the Institutional Shares and R6 Shares prior to May 29, 2009 did not reflect this fee, the returns would be higher.

June 30, 2021 (Unaudited)	Baron International Growth Fund

TOP TEN HOLDINGS AS OF JUNE 30, 2021

Percent of Net Assets
BNP Paribas S.A.	2.8%
Future plc	2.7%
S4 Capital plc	2.2%
TCS Group Holding PLC	2.2%
argenx SE	1.8%
Lloyds Banking Group plc	1.8%
Zai Lab Limited	1.6%
Linde plc	1.6%
LVMH Moet Hennessy Louis Vuitton SE	1.6%
Bajaj Finance Limited	1.6%

19.9%

SECTOR BREAKDOWN AS OF JUNE 30, 2021†

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the six months ended June 30, 2021, Baron International Growth Fund1 increased 10.92%, outperforming the MSCI ACWI ex USA Index, which increased 9.16%.

Baron International Growth Fund is a diversified fund that invests for the long term primarily in securities of non-U.S. growth companies. The Fund expects to diversify among several developed countries and developing countries throughout the world, although the Fund’s total exposure to developing countries will not exceed 35%. The Fund may purchase securities of companies of any size. Of course, there can be no guarantee that we will be successful in achieving the Fund’s investment goals.

While the markets continued their upward climb through the first half of 2021, beneath the surface, a major rotation took place. The “recovery play” dominated the first two months, with speculative and higher growth stocks peaking in mid-February as risk aversion, low expectations, and pent-up demand met massive policy stimulus, positive vaccine developments, economic reopening, and normalization. That trend reversed as concerns over COVID-19 variants and rising conviction that the Federal Reserve would not fall too far behind the curve coalesced to cool global growth expectations and spiraling commodity prices. As a result, international equities lagged U.S. equities amid mixed signals, though we remain optimistic regarding their relative appeal, particularly on a multi-year basis.

On a country basis, the U.K., Russia, and France were the top contributors, and Switzerland and Japan were the top detractors.

On a sector basis, Financials, Information Technology, and Health Care contributed the most. Real Estate was a modest detractor.

The top contributor was TCS Group Holdings PLC, a Russian financial and lifestyle services platform ecosystem with over 13 million active users. Shares rose after the company reported strong results for the first five months of 2021 on traction in several business lines, including its retail brokerage business and online payment processing. TCS also started providing detailed information about its verticals, allowing investors to better value the company.

The top detractor was Credit Suisse Group AG, a Switzerland-based financial institution focused on wealth management and investment banking. Shares declined following two high-profile mishaps in its asset management and prime brokerage businesses, leading to significant losses and curtailment of its capital return plans. We believe the impact of these losses is already reflected in the market cap and see value in the group’s wealth management operations, which provide upside from current levels.

We view the recent spotting of above-targeted growth and inflation as having both transitory and more structural drivers. COVID-19-related supply and labor bottlenecks will likely prove transitory. However, the increase in global fiscal spending will prove more structural in our view, leading to marginally greater potential for economic growth and inflation and higher interest rates. With sovereign bond yields at historic lows, and real interest rates still negative in most developed markets, we believe international equities can likely continue to be supported by capital flows at the expense of sovereign bonds for some time.

†

Sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of the Retail Shares.

Baron Real Estate Fund (Unaudited)	June 30, 2021

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON REAL ESTATE FUND (RETAIL SHARES)

IN RELATION TO THE MSCI USA IMI EXTENDED REAL ESTATE INDEX AND MSCI US REIT INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED JUNE 30, 2021
	Six Months*	One Year	Three Years	Five Years	Ten Years	Since Inception (December 31, 2009)^
Baron Real Estate Fund — Retail Shares[1,2]	16.10%	60.69%	25.09%	20.17%	16.33%	17.15%
Baron Real Estate Fund — Institutional Shares[1,2]	16.24%	61.07%	25.42%	20.49%	16.63%	17.44%
Baron Real Estate Fund — R6 Shares[1,2,3]	16.24%	61.08%	25.41%	20.49%	16.63%	17.45%
MSCI USA IMI Extended Real Estate Index[1]	20.04%	44.27%	13.56%	11.48%	12.11%	13.00%
MSCI US REIT Index[1]	21.24%	36.57%	8.83%	5.02%	8.06%	10.10%

*	Not Annualized.

^	Commencement of investment operations was January 4, 2010.

[1]

The MSCI USA IMI Extended Real Estate Index is a custom index calculated by MSCI for, and as requested by, BAMCO, Inc. The index includes real estate and real estate-related GICS classification securities. MSCI makes no express or implied warranties or representation and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed or produced by MSCI. The MSCI US REIT Index is a free float-adjusted market capitalization index that measures the performance of all equity REITs in the U.S. equity market, except for specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. MSCI is the source and owner of the trademarks, service marks and copyrights related to the MSCI Indexes. The indexes and Baron Real Estate Fund are with dividends, which positively impact the performance results. The indexes are unmanaged. The index performance is not Fund performance; one cannot invest directly into an index.

[2]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser reimburses certain Fund expenses pursuant to a contract expiring on August 29, 2031, unless renewed for another 11-year term and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

[3]	Performance for the R6 Shares prior to January 29, 2016 is based on the performance of the Institutional Shares.

June 30, 2021 (Unaudited)	Baron Real Estate Fund

TOP TEN HOLDINGS AS OF JUNE 30, 2021

Percent of Net Assets
GDS Holdings Limited	3.6%
Red Rock Resorts, Inc.	3.4%
Brookfield Asset Management Inc.	3.4%
American Tower Corp.	3.0%
Lowe’s Companies, Inc.	3.0%
Jones Lang LaSalle Incorporated	2.8%
Boyd Gaming Corporation	2.7%
Simon Property Group, Inc.	2.6%
CBRE Group, Inc.	2.6%
Zillow Group, Inc.	2.6%

29.7%

SECTOR BREAKDOWN AS OF JUNE 30, 2021†

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the six months ended June 30, 2021, Baron Real Estate Fund1 appreciated 16.10%, underperforming the MSCI USA IMI Extended Real Estate Index, which increased 20.04%.

Baron Real Estate Fund is a diversified fund that under normal circumstances, invests 80% of its net assets in real estate and real estate-related companies of all sizes, and in companies which, in the opinion of the Adviser, own significant real estate assets at the time of investment. The Fund seeks to invest in well-managed companies that we believe have significant long-term growth opportunities. The Fund’s investment universe extends beyond real estate investment trusts (“REITs”) to include hotels, senior housing operators, casino and gaming operators, tower operators, infrastructure-related companies and master limited partnerships, data centers, building products companies, real estate service companies, and real estate operating companies. Of course, there can be no guarantee that we will be successful in achieving the Fund’s investment goals.

The first six months of 2021 saw a shift in leadership from growth to value stocks within real estate. After a sharp increase in equities that stood to benefit from a post-pandemic environment (the so-called “reopening trade”), returns were tied more closely to company earnings results. REITs benefited broadly from investor expectations of economic growth driven by the successful rollout of vaccines, anticipated pent-up demand from consumers and businesses, the expected recovery in employment, and federal stimulus payments.

REITs, casinos & gaming operators, and building products/services were the top contributing categories to performance. Data centers detracted.

Shares of top contributor Red Rock Resorts, Inc., a casino operator in the Las Vegas locals market, rose on reported EBITDA significantly above pre-pandemic levels and a complete recovery in revenue. Management has said it thinks the margin expansion is sustainable given revenue levels and a reimagined cost structure. Robust free cash flow combined with the $650 million sale of its Palms casino, which is slated to close by the end of 2021, should help improve the balance sheet.

Las Vegas Sands Corporation, a global casino company with assets in Macau, Singapore and Las Vegas, was the top detractor. Shares lost ground due to the slowed reopening of Macau in response to the new, more contagious variant of COVID-19. While Macau is taking longer than expected to recover, we think conditions will normalize by 2022, and we view the company’s valuation as attractive. Las Vegas Sands should close on the $6.25 billion sale of its Vegas assets by the end of 2021, which should improve the balance sheet and allow it to focus on higher-return growth in Asia.

As the pandemic continues to recede, we believe this is an opportune time for active managers in real estate with the flexibility to shift into growth areas while avoiding others facing a longer and more uncertain recovery. We believe our philosophy of structuring a more inclusive and unique real estate fund — one that includes REITs but is more expansive, balanced, and diversified than a typical “REIT only” fund — is a compelling long-term strategy.

†

Sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of the Retail Shares.

Baron Emerging Markets Fund (Unaudited)	June 30, 2021

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON EMERGING MARKETS FUND (RETAIL SHARES)
IN RELATION TO THE MSCI EM INDEX AND THE MSCI EM IMI GROWTH INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED JUNE 30, 2021
	Six Months*	One Year	Three Years	Five Years	Ten Years	Since Inception (December 31, 2010)^
Baron Emerging Markets Fund — Retail Shares[1,2]	4.59%	42.12%	12.48%	12.38%	7.43%	6.98%
Baron Emerging Markets Fund — Institutional Shares[1,2]	4.67%	42.40%	12.76%	12.66%	7.70%	7.24%
Baron Emerging Markets Fund — R6 Shares[1,2,3]	4.72%	42.54%	12.75%	12.65%	7.70%	7.25%
MSCI EM Index[1]	7.45%	40.90%	11.27%	13.03%	4.28%	4.16%
MSCI EM IMI Growth Index[1]	6.54%	42.45%	14.34%	15.54%	6.34%	6.07%

*	Not Annualized.

^	Commencement of investment operations was January 3, 2011.

[1]

The MSCI EM (Emerging Markets) Index and the MSCI EM (Emerging Markets) IMI Growth Index are free float-adjusted market capitalization weighted indexes. The MSCI EM (Emerging Markets) Index Net USD and the MSCI EM (Emerging Markets) IMI Growth Index Net USD are designed to measure the equity market performance of large-, mid-, and small-cap securities in the emerging markets. The MSCI EM (Emerging Markets) IMI Growth Index Net USD screens for growth-style securities. MSCI is the source and owner of the trademarks, service marks and copyrights related to the MSCI Indexes. The indexes and Baron Emerging Markets Fund include reinvestment of dividends, net of withholding taxes, which positively impact the performance results. The indexes are unmanaged. The index performance is not Fund performance; one cannot invest directly into an index.

[2]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser reimburses certain Fund expenses pursuant to a contract expiring on August 29, 2031 unless renewed for another 11-year term and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent without which performance would have been lower.

[3]	Performance for the R6 Shares prior to January 29, 2016 is based on the performance of the Institutional Shares.

June 30, 2021 (Unaudited)	Baron Emerging Markets Fund

TOP TEN HOLDINGS AS OF JUNE 30, 2021

Percent of Net Assets
Tencent Holdings Limited	4.4%
Taiwan Semiconductor Manufacturing Company Ltd.	3.5%
Alibaba Group Holding Limited	3.4%
Samsung Electronics Co., Ltd.	3.2%
Bajaj Finance Limited	2.3%
Zai Lab Limited	2.2%
Korea Shipbuilding & Offshore Engineering Co., Ltd.	2.1%
Reliance Industries Limited	2.1%
Novatek PJSC	1.9%
Sberbank of Russia PJSC	1.8%

26.9%

SECTOR BREAKDOWN AS OF JUNE 30, 2021†

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the six months ended June 30, 2021, Baron Emerging Markets Fund1 increased 4.59%, underperforming the MSCI EM Index, which increased 7.45%.

Baron Emerging Markets Fund is a diversified fund that invests for the long term primarily in companies of any size that have their principal business activities or trading markets in developing countries. The Fund may invest up to 20% of its net assets in developed and frontier countries. The Fund seeks to invest in companies with significant long-term growth prospects and to purchase them at prices we believe to be favorable. Of course, there can be no guarantee that we will be successful in achieving the Fund’s investment goals.

While the markets continued their upward climb through the first half of 2021, beneath the surface, a major rotation took place. The “recovery play” dominated the first two months, with speculative and higher growth stocks peaking in mid-February as risk aversion, low expectations, and pent-up demand met massive policy stimulus, positive vaccine developments, economic reopening, and normalization. That trend reversed as a slowdown in Chinese credit growth, concerns over COVID-19 variants, and rising conviction that the Federal Reserve would not fall too far behind the curve coalesced to cool global growth expectations and spiraling commodity prices. As a result, EM equities lagged modestly in U.S. dollar terms amid mixed signals, though we remain optimistic regarding their relative appeal, particularly on a multi-year basis.

On a country basis, India, Russia, and China contributed the most, while Brazil, Japan, and Poland detracted slightly.

On a sector basis, Health Care, Financials, and Materials contributed the most, while Real Estate, Consumer Discretionary, and Information Technology detracted slightly.

Zai Lab Limited, a leader in the development of a biopharmaceutical industry in China, was the top contributor. Shares increased given continued execution of deals, most recently highlighted by in-licensing of Mirati’s KRAS G12C inhibitor. We believe Zai Lab can be a leader among China pharmaceuticals, a market that is growing as the Chinese government continues to grow health care spending as a percentage of GDP.

Midea Group Co., Ltd., a leading Chinese global home appliances manufacturer, detracted the most. After increasing sharply in 2020 driven by the Chinese economy’s recovery from COVID-19 and rebound in consumer spending, shares gave up some gains on likely profit taking. In addition, home appliance stocks, including Midea, were pressured by the tightening of market liquidity margins in China and the adverse impact of rising commodity prices.

We view the recent spotting of above-targeted growth and inflation as having both transitory and more structural drivers. COVID-19-related supply and labor bottlenecks will likely prove transitory. However, the increase in global fiscal spending will prove more structural in our view, leading to marginally greater potential for economic growth and inflation and higher interest rates. With sovereign bond yields at historic lows, and real interest rates still negative in most developed markets, we believe EM equities can likely continue to be supported by capital flows at the expense of sovereign bonds for some time.

†

Sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

*	Represents less than 0.05% of net assets.

[1]	Performance information reflects results of the Retail Shares.

Baron Global Advantage Fund (Unaudited)	June 30, 2021

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON GLOBAL ADVANTAGE FUND† (RETAIL SHARES)

IN RELATION TO THE MSCI ACWI INDEX AND THE MSCI ACWI GROWTH INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED JUNE 30, 2021
	Six Months*	One Year	Three Years	Five Years	Since Inception (April 30, 2012)
Baron Global Advantage Fund — Retail Shares[1,2]	9.72%	45.41%	34.42%	33.37%	20.80%
Baron Global Advantage Fund — Institutional Shares[1,2]	9.88%	45.78%	34.78%	33.68%	21.07%
Baron Global Advantage Fund — R6 Shares[1,2,3]	9.87%	45.79%	34.78%	33.69%	21.07%
MSCI ACWI Index[1]	12.30%	39.26%	14.57%	14.61%	11.10%
MSCI ACWI Growth Index[1]	10.29%	39.69%	20.40%	19.15%	13.88%

*	Not Annualized.

†

The Fund’s six-month, 1-, 3- and 5-year historical performance was impacted by gains from IPOs, and there is no guarantee that these results can be repeated or that the Fund’s level of participation in IPOs will be the same in the future.

[1]

The MSCI ACWI Index and the MSCI ACWI Growth Index are free float-adjusted market capitalization weighted indexes. The MSCI ACWI Index Net USD and the MSCI ACWI Growth Index Net USD are designed to measure the equity market performance of large- and mid-cap securities across developed and emerging markets, including the United States. The MSCI ACWI Growth Index Net USD screens for growth-style securities. MSCI is the source and owner of the trademarks, service marks and copyrights related to the MSCI Indexes. The indexes and Baron Global Advantage Fund include reinvestment of dividends, net of foreign withholding taxes, which positively impact the performance results. The indexes are unmanaged. The index performance is not Fund performance; one cannot invest directly into an index.

[2]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser reimburses certain Fund expenses pursuant to a contract expiring on August 29, 2031, unless renewed for another 11-year term and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

[3]	Performance for the R6 Shares prior to August 31, 2016 is based on the performance of the Institutional Shares.

June 30, 2021 (Unaudited)	Baron Global Advantage Fund

TOP TEN HOLDINGS AS OF JUNE 30, 2021

Percent of Net Assets
Alphabet Inc.	5.4%
Amazon.com, Inc.	4.6%
Facebook, Inc.	3.9%
Alibaba Group Holding Limited	3.9%
EPAM Systems, Inc.	3.0%
Endava plc	2.8%
Acceleron Pharma Inc.	2.8%
Fiverr International Ltd.	2.7%
SoFi Technologies, Inc.	2.6%
RingCentral, Inc.	2.6%

34.3%

SECTOR BREAKDOWN AS OF JUNE 30, 2021†

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the six months ended June 30, 2021, Baron Global Advantage Fund1 appreciated 9.72%, underperforming the MSCI ACWI Index, which increased 12.30%.

Baron Global Advantage Fund is a diversified fund that, under normal circumstances, invests primarily in equity securities of established and emerging markets companies throughout the world, with capitalizations within the range of companies included in the MSCI ACWI Index. At all times, the Fund will have investments in equity securities of companies in at least three countries outside the U.S. Under normal conditions, at least 40% of the Fund’s net assets will be invested in stocks of companies outside the U.S. (at least 30% if foreign market conditions are not favorable). The Adviser seeks to invest in businesses it believes have significant opportunities for growth, sustainable competitive advantages, exceptional management, and an attractive valuation. Of course, there can be no guarantee that we will be successful in achieving the Fund’s investment goals.

While equity markets continued their upward climb through the first half of 2021, beneath the surface, a major rotation took place. The “recovery play” dominated at first, with stocks hit hard during the pandemic along with cyclical, more speculative stocks climbing as pent-up demand met massive policy stimulus, positive vaccine developments, and the reopening of the economy. Secular growth stocks came back later in the period, led by large-cap technology stocks. The global economy continued to expand as the impacts of the pandemic receded. However, accelerating inflation spurred investor concerns around whether policy was too stimulative, the Federal Reserve needed to change course, and interest rates would continue to rise.

On a country basis, the U.S., U.K., and Canada contributed the most while China and Brazil detracted the most.

On a sector basis, Information Technology, Communication Services, and Health Care were the top contributors while Real Estate and Consumer Discretionary detracted.

The top contributor was Alphabet Inc., the parent company of Google. Shares climbed on continued recovery in ad spend, strong cloud revenue growth, and improved cost controls. We remain highly convicted in Alphabet’s merits as it continues to benefit from growth in mobile and online video advertising, which accrues to its core assets of search, YouTube, and the Google ad network.

TAL Education Group is a leading K-12 after-school tutoring company in China with over 1,000 learning centers in 110 cities. Shares declined sharply following continued rumors regarding the severity of the upcoming regulatory changes that investors fear will adversely impact the after-school tutoring industry in China.

Every day we live and invest in an uncertain world. The constant challenges we face are real and serious, with clearly uncertain outcomes. History would suggest that most will prove passing or manageable. The business of capital allocation (or investing) is the business of taking risk, managing the uncertainty, and taking advantage of the long-term opportunities that those risks and uncertainties create. We are confident our process is the right one, and we believe it will enable us to make good investment decisions over time.

†

Sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of the Retail Shares.

Baron Real Estate Income Fund (Unaudited)	June 30, 2021

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON REAL ESTATE INCOME FUND (RETAIL SHARES)

IN RELATION TO THE MSCI US REIT INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED JUNE 30, 2021
	Six Months*	One Year	Three Years	Since Inception December 29, 2017)^
Baron Real Estate Income Fund — Retail Shares[1,2]	16.44%	44.23%	19.95%	16.79%
Baron Real Estate Income Fund — Institutional Shares[1,2]	16.64%	44.69%	20.18%	17.01%
Baron Real Estate Income Fund — R6 Shares[1,2]	16.65%	44.73%	20.11%	16.99%
MSCI US REIT Index[1]	21.24%	36.57%	8.83%	7.69%

*	Not Annualized.

^	Commencement of investment operations was January 2, 2018.

[1]

The MSCI US REIT Index is a free float-adjusted market capitalization index that measures the performance of all equity REITs in the US equity market, except for specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. MSCI is the source and owner of the trademarks, service marks and copyrights related to the MSCI Indexes. The index and Baron Real Estate Income Fund include reinvestment of interest, capital gains and dividends, which positively impact the performance results. The index is unmanaged. The index performance is not Fund performance; one cannot invest directly into an index.

[2]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser reimburses certain Fund expenses pursuant to a contract expiring on August 29, 2031, unless renewed for another 11-year term and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

June 30, 2021 (Unaudited)	Baron Real Estate Income Fund

TOP TEN HOLDINGS AS OF JUNE 30, 2021

Percent of Net Assets
Invitation Homes, Inc.	5.7%
American Tower Corp.	5.1%
Simon Property Group, Inc.	3.7%
Equinix, Inc.	3.6%
CoreSite Realty Corporation	3.6%
Brookfield Infrastructure Partners L.P.	3.6%
Vornado Realty Trust	3.5%
Prologis, Inc.	3.5%
Public Storage Incorporated	3.2%
Pebblebrook Hotel Trust	3.1%

38.6%

SECTOR BREAKDOWN AS OF JUNE 30, 2021†

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the six months ended June 30, 2021, Baron Real Estate Income Fund1 increased 16.44%, underperforming the MSCI US REIT Index, which increased 21.24%.

Baron Real Estate Income Fund is a non-diversified fund that under normal circumstances, invests at least 80% of its net assets in real estate income-producing securities and other real estate securities of any market capitalization, including common stocks and equity securities, debt and preferred securities, non-U.S. real estate income-producing securities, and any other real estate-related yield securities. The Fund is likely to maintain a significant portion of its assets in real estate investment trusts (“REITs”). REITs pool money to invest in properties (“equity REITs”) or mortgages (“mortgage REITs”), and their revenue primarily consists of rent derived from owned, income producing real estate properties, and capital gains from the sale of such properties. The Fund generally invests in equity REITs. Of course, there can be no guarantee that we will be successful in achieving the Fund’s investment goals.

The first six months of 2021 saw a shift in leadership from growth to value stocks within real estate. After a sharp increase in equities that stood to benefit from a post-pandemic environment (the so-called “reopening trade”), returns were tied more closely to company earnings results. REITs outperformed the broader market as they benefited broadly from continued investor expectations of economic growth driven by the successful rollout of vaccines, anticipated pent-up demand from consumers and businesses, the expected recovery in employment, and federal stimulus payments.

Investments in non-REIT real estate companies, other REITs, and industrial REITs contributed the most. No category detracted.

Shares of top contributor Red Rock Resorts, Inc., an operator of casinos in the Las Vegas locals market, rose on reported EBITDA significantly above pre-pandemic levels and a complete recovery in revenue. Management has said that it thinks the margin expansion is sustainable given revenue levels and a reimagined cost structure. Robust free cash flow combined with the $650 million sale of its Palms casino, which is slated to close by the end of 2021, should help improve the balance sheet.

GDS Holdings Ltd. is a leading Chinese data center operator within Tier 1 cities. Shares detracted from performance due to the overall sell-off in Chinese technology-related companies given tightening government regulations, market concerns regarding supply/competition, and escalation of geopolitical tensions. We retain conviction in GDS given durable secular tailwinds in cloud adoption (early innings in China), increased visibility of growth, ample capital, and its status as a provider of choice to China’s leading technology companies.

The increasing pace of vaccinations, strong corporate earnings, favorable monetary policy and fiscal stimulus, and record cash levels held by both consumers and companies bode well for economic growth. While interest rates have increased, they remain low on a historic basis, and we expect investors to continue to search for yield, which should aid REITs, other dividend-yielding real estate companies, and real estate companies broadly. We believe this is an opportune time for active managers in real estate who have the flexibility to shift into growth areas while avoiding others facing a longer and more uncertain recovery.

†

Sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects the results of Retail Shares.

Baron Health Care Fund (Unaudited)	June 30, 2021

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON HEALTH CARE FUND (RETAIL SHARES)

IN RELATION TO THE RUSSELL 3000 HEALTH CARE INDEX AND THE S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED JUNE 30, 2021
	Six Months*	One Year	Three Years	Since Inception April 30, 2018)
Baron Health Care Fund — Retail Shares[1,2]	11.95%	46.14%	26.51%	26.82%
Baron Health Care Fund — Institutional Shares[1,2]	12.08%	46.51%	26.81%	27.14%
Baron Health Care Fund — R6 Shares[1,2]	12.08%	46.44%	26.83%	27.12%
Russell 3000 Health Care Index[1]	10.47%	29.49%	17.75%	17.98%
S&P 500 Index[1]	15.25%	40.79%	18.67%	18.73%

*	Not Annualized.

[1]

The Russell 3000 Health Care Index is a free float-adjusted market capitalization index that measures the performance of all equity in the US equity market. The S&P 500 Index measures the performance of 500 widely held large-cap U.S. companies. The indexes and Baron Health Care Fund are with dividends, which positively impact the performance results. The indexes are unmanaged. The index performance is not Fund performance; one cannot invest directly into an index.

[2]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser reimburses certain Fund expenses pursuant to a contract expiring on August 29, 2031, unless renewed for another 11-year term and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

June 30, 2021 (Unaudited)	Baron Health Care Fund

TOP TEN HOLDINGS AS OF JUNE 30, 2021

Percent of Net Assets
UnitedHealth Group Incorporated	6.0%
ICON Plc	5.2%
Bio-Techne Corporation	4.1%
Acceleron Pharma Inc.	3.9%
Humana Inc.	3.7%
argenx SE	3.7%
Thermo Fisher Scientific Inc.	3.3%
Edwards Lifesciences Corp.	2.7%
Mettler-Toledo International, Inc.	2.5%
Dechra Pharmaceuticals PLC	2.5%

37.6%

SECTOR BREAKDOWN AS OF JUNE 30, 2021†

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the six months ended June 30, 2021, Baron Health Care Fund1 appreciated 11.95%, outperforming the Russell 3000 Health Care Index, which rose 10.47%.

Baron Health Care Fund is a non-diversified fund that under normal circumstances, invests at least 80% of its net assets in equity securities in the form of common stock of companies engaged in the research, development, production, sale, delivery or distribution of products and services related to the health care industry. The Fund’s allocation among the different subsectors of the health care industry will vary depending upon the relative potential the Fund sees within each area. The Adviser seeks to invest in businesses it believes have significant growth opportunities, sustainable competitive advantages, exceptional management, and attractive valuations. The Fund may purchase securities of companies of any market capitalization and may invest in foreign stocks. Of course, there can be no guarantee that we will be successful in achieving the Fund’s investment goals.

Two significant events impacted the Health Care sector in the period. First, in a controversial decision, the FDA approved Biogen’s Alzheimer’s drug Aduhelm. Approval was based on a surrogate endpoint (the reduction of amyloid plaque in the brain) rather than evidence the drug slowed cognitive decline. This policy shift has positive implications for other neurodegenerative therapeutics companies. Second, Intellia Therapeutics announced the first instance of clinical data supporting the safety and efficacy of in vivo CRISPR genome editing in humans. While still early and involving a limited number of patients, the data indicates the potential for gene editing to cure diseases.

Life sciences tool & services, health care equipment, and biotechnology were the largest contributing sub-industries. Health care technology detracted slightly.

Top contributor Bio-Techne Corporation is a leading provider of high-quality purified proteins and protein analysis and other life sciences tools for biomedical researchers and clinical research laboratories. Shares rose during the period on two consecutive quarters of strong financial results. We continue to believe Bio-Techne has an attractive core life sciences reagents business with multiple additional growth drivers.

Top detractor BridgeBio Pharma, Inc. is a biotechnology company developing drugs addressing a host of genetic disorders. Shares fell on concerns around increasing competition. While we expect positive results from the Phase 3 trial for its lead program for TTR amyloidosis, a disease in which toxic proteins build up in the heart and nerves, updates from Alnylam’s competing drug, Vitrusiran, and more recently, Intellia’s gene editing platform, pressured the stock. We retain conviction given BridgeBio’s pipeline and diversified business model.

We expect developments in government policy that could impact health care stocks, including drug pricing reforms, higher corporate tax rates, and, possibly, enhancements to the Affordable Care Act. Despite these uncertainties, sector trends are positive. Biotechnology funding and new drug approvals are on record pace. Medical device and health care services companies are seeing a return to more normalized procedure volumes. Longer term, we believe health care is in a transformational period marked by rapid innovation and advances in science.

†

Sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of the Retail Shares.

Baron FinTech Fund (Unaudited)	June 30, 2021

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON FINTECH FUND (RETAIL SHARES)

IN RELATION TO THE S&P 500 INDEX AND THE FACTSET GLOBAL FINTECH INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED JUNE 30, 2021
	Six Months*	One Year	Since Inception December 31, 2019^
Baron FinTech Fund — Retail Shares[1,2]	15.11%	46.53%	41.94%
Baron FinTech Fund — Institutional Shares[1,2]	15.29%	46.93%	42.27%
Baron FinTech Fund — R6 Shares[1,2]	15.21%	46.93%	42.27%
S&P 500 Index[1]	15.25%	40.79%	23.03%
FactSet Global FinTech Index[1]	8.32%	45.74%	28.69%

*	Not Annualized.

^	Commencement of investment operations was January 2, 2020.

[1]

The S&P 500 Index measures the performance of 500 widely held large-cap U.S. companies. The FactSet Global FinTech Index is an unmanaged and equal-weighted index that measures the equity market performance of companies engaged in Financial Technologies, primarily in the areas of software and consulting, data and analytics, digital payment processing, money transfer, and payment transaction-related hardware, across 30 developed and emerging markets. The indexes and Baron FinTech Fund are with dividends, which positively impact the performance results. The indexes are unmanaged. The index performance is not Fund performance; one cannot invest directly into an index.

[2]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser reimburses certain Fund expenses pursuant to a contract expiring on August 29, 2031, unless renewed for another 11-year term and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

June 30, 2021 (Unaudited)	Baron FinTech Fund

TOP TEN HOLDINGS AS OF JUNE 30, 2021

Percent of Net Assets
Intuit Inc.	4.2%
PayPal Holdings, Inc.	4.2%
Endava plc	4.2%
Visa, Inc.	4.1%
S&P Global Inc.	3.7%
EPAM Systems, Inc.	3.6%
Square, Inc.	3.5%
Mastercard Incorporated	3.4%
Dlocal Ltd.	3.2%
Adyen N.V.	3.2%

37.3%

SECTOR BREAKDOWN AS OF JUNE 30, 2021†

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the six months ended June 30, 2021, Baron FinTech Fund1 appreciated 15.11%, in line with the S&P 500 Index, which increased 15.25%.

Baron FinTech Fund is a non-diversified fund that invests in companies of any market capitalization that develop or use innovative technologies related in a significant way to financial services. The Fund invests principally in U.S. securities but may invest up to 25% in non-U.S. securities. Of course, there can be no guarantee that we will be successful in achieving the Fund’s investment goals.

The first half of 2021 was the most active period ever for FinTech financings. The 17 FinTech IPOs in the period is setting a pace ahead of 2020’s record of 23. In addition, 21 FinTechs have gone public via SPACs so far this year, already above last year’s record of 15. We have followed many of these FinTech companies for years while they were privately held and are thrilled to finally have the opportunity to invest in them. The large number of companies going public increases our opportunity set and casts a spotlight on the significant growth opportunities and pace of innovation in FinTech.

At the sector level, Information Technology and Financials contributed the most to performance. Consumer Discretionary and Communication Services detracted slightly.

Top contributor Dlocal Ltd. is a Uruguay-based financial technology company that enables cross-border and local-to-local e-commerce payments in 29 emerging market countries for global enterprise merchants. The company is experiencing fast growth, driven by increasing globalization of commerce, higher penetration of digital payments, and increasing purchasing power from middle-class consumers. Dlocal went public at the beginning of June at an attractive valuation and shares rose as demand exceeded supply.

P&C insurance software vendor Guidewire Software, Inc. was the top detractor. The stock price lagged along with other high-multiple growth stocks. The company is near the midpoint of its cloud transition, which should correspond with improving financial results. Despite short-term headwinds, we believe Guidewire has tripled its addressable market through new products and cloud delivery and will become the critical software vendor for the global P&C insurance industry, capturing 30% to 50% of its $15 billion to $30 billion total addressable market and generating margins above 40%.

Overall, we believe the outlook for FinTech is positive. In the near term, we expect reopening economies and higher consumer spending will support our Payments investments, a more favorable consumer credit environment will support our Information Services holdings, higher CEO confidence will lead to more investment in digital transformation projects, and low interest rates will support our long-duration growth investments. In the long term, we expect FinTech companies to benefit from secular growth trends such as the shift to electronic payments, the rise of e-commerce, the need for data and analytics to inform decision-making, the electronification of the capital markets, and the need for more modern technology and digital transformation in all areas of commerce.

†

Sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of the Retail Shares.

Baron Partners Fund	June 30, 2021

STATEMENT OF NET ASSETS (Unaudited)

JUNE 30, 2021

Shares		Cost	Value
Common Stocks (103.31%)
Communication Services (9.50%)
	Alternative Carriers (0.90%)
1,550,000	Iridium Communications, Inc.[1]	$36,086,794	$61,984,500

	Interactive Home Entertainment (1.09%)
790,000	Activision Blizzard, Inc.	46,068,301	75,397,600

	Interactive Media & Services (4.89%)
2,750,000	Zillow Group, Inc., Cl A1	107,616,334	336,957,500

	Movies & Entertainment (2.62%)
5,978,371	Manchester United plc, Cl A2	103,126,035	90,811,455
325,000	Spotify Technology SA1,2	74,931,790	89,566,750

		178,057,825	180,378,205

Total Communication Services		367,829,254	654,717,805

Consumer Discretionary (51.05%)
	Automobile Manufacturers (41.18%)
4,175,000	Tesla, Inc.[1,5]	188,464,376	2,837,747,500

	Casinos & Gaming (0.37%)
600,000	Red Rock Resorts, Inc., Cl A1	14,182,756	25,500,000

	Hotels, Resorts & Cruise Lines (4.89%)
2,900,000	Hyatt Hotels Corp., Cl A1	84,480,627	225,156,000
700,000	Marriott Vacations Worldwide Corp.[1]	81,762,309	111,510,000

		166,242,936	336,666,000

	Internet & Direct Marketing Retail (0.02%)
10,553	Airbnb, Inc., Cl A1,4	717,604	1,616,086

	Leisure Facilities (4.59%)
1,000,000	Vail Resorts, Inc.[1,6]	48,702,009	316,520,000

Total Consumer Discretionary		418,309,681	3,518,049,586

Financials (13.53%)
	Asset Management & Custody Banks (1.13%)
1,000,000	Brookfield Asset Management, Inc., Cl A2	35,923,845	50,980,000
333,079	Cohen & Steers, Inc.	23,794,543	27,342,455

		59,718,388	78,322,455

	Reinsurance (0.01%)
6,897	Brookfield Asset Management Reinsurance Partners Ltd., Cl A1,2	365,517	358,759

	Financial Exchanges & Data (4.57%)
700,000	FactSet Research Systems, Inc.	46,576,636	234,927,000
150,000	MSCI, Inc.	37,181,742	79,962,000

		83,758,378	314,889,000

	Investment Banking & Brokerage (4.12%)
3,900,000	The Charles Schwab Corp.	86,233,677	283,959,000

	Property & Casualty Insurance (3.70%)
6,550,000	Arch Capital Group Ltd.[1,2]	30,153,582	255,057,000

Total Financials		260,229,542	932,586,214

Shares		Cost	Value
Common Stocks (continued)
Health Care (7.71%)
	Biotechnology (0.38%)
60,000	BioNTech SE, ADR[1,2]	$12,817,509	$13,432,800
55,000	Moderna, Inc.[1]	9,305,078	12,923,900

		22,122,587	26,356,700

	Health Care Equipment (7.33%)
800,000	IDEXX Laboratories, Inc.[1]	35,048,046	505,240,000

Total Health Care		57,170,633	531,596,700

Industrials (9.30%)

	Aerospace & Defense (0.47%)
125,625	HEICO Corp.	9,632,520	17,514,637
116,875	HEICO Corp., Cl A	7,586,429	14,513,538

		17,218,949	32,028,175

	Research & Consulting Services (8.83%)
7,350,000	CoStar Group, Inc.[1]	98,974,400	608,727,000

Total Industrials		116,193,349	640,755,175

Information Technology (9.98%)
	Application Software (2.91%)
124,287	AppLovin Corp., Cl A1	9,942,960	9,342,654
925,000	Guidewire Software, Inc.[1]	74,997,711	104,266,000
300,000	RingCentral, Inc., Cl A1	78,500,510	87,174,000

		163,441,181	200,782,654

	Data Processing & Outsourced Services (2.11%)
59,246	Adyen N.V. , 144A (Netherlands)[1,2,8]	53,544,382	145,290,709

	Internet Services & Infrastructure (2.50%)
700,000	GDS Holdings Limited, ADR[1,2]	37,434,005	54,943,000
1,916,348	GDS Holdings Limited, Cl A (Hong Kong)[1,2],8	20,200,657	18,823,624
67,500	Shopify, Inc., Cl A1,2	48,766,450	98,616,150

		106,401,112	172,382,774

	IT Consulting & Other Services (2.46%)
700,000	Gartner, Inc.[1]	83,980,674	169,540,000

Total Information Technology		407,367,349	687,996,137

Materials (0.41%)
	Commodity Chemicals (0.41%)
709,957	Zymergen, Inc.[1]	22,586,992	28,405,380

Real Estate (1.75%)
	Office REITs (0.53%)
1,085,000	Douglas Emmett, Inc.	29,974,652	36,477,700

	Specialized REITs (1.22%)
1,819,296	Gaming and Leisure Properties, Inc.	57,585,382	84,287,984

Total Real Estate		87,560,034	120,765,684

Special Purpose Acquisition Company (0.08%)
500,000	Atlas Crest Investment Corp.[1]	5,000,000	5,226,200

Total Common Stocks		1,742,246,834	7,120,098,881

20	See Notes to Financial Statements.

June 30, 2021	Baron Partners Fund

STATEMENT OF NET ASSETS (Unaudited) (Continued)

JUNE 30, 2021

Shares		Cost	Value
Private Common Stocks (1.45%)
Industrials (1.45%)
	Aerospace & Defense (1.45%)
221,631	Space Exploration Technologies Corp., Cl A1,3,4,9	$29,920,185	$88,268,978
30,221	Space Exploration Technologies Corp., Cl C1,3,4,9	4,079,835	12,036,118

Total Private Common Stocks		34,000,020	100,305,096

Private Convertible Preferred Stocks (0.11%)
Industrials (0.11%)
	Electrical Components & Equipment (0.11%)
21,213,656	Northvolt AB, Series E2 (Sweden)[1,2,3,4,9]	7,843,621	7,305,856

Private Preferred Stocks (3.20%)
Industrials (3.20%)
	Aerospace & Defense (3.20%)
311,111	Space Exploration Technologies Corp., Cl H1,3,4,9	41,999,985	123,906,178
131,657	Space Exploration Technologies Corp., Cl I1,3,4,9	22,250,032	52,435,033
111,111	Space Exploration Technologies Corp., Cl N1,3,4,9	29,999,970	44,252,178

Total Private Preferred Stocks		94,249,987	220,593,389

Principal Amount		Cost	Value
Short Term Investments (0.07%)
$4,893,675	Repurchase Agreement with Fixed Income Clearing Corp., dated 6/30/2021, 0.00% due 7/1/2021; Proceeds at maturity - $4,893,675; (Fully collateralized by $1,413,700 U.S. Treasury Bond, 5.25% due 11/15/2028 Market value - $1,812,352) and $2,877,400 U.S. Treasury Note, 2.625% due 2/15/2029 Market value - $3,179,258)[8]	$4,893,675	$4,893,675

Total Investments (108.14%)		$1,883,234,137	7,453,196,897

Liabilities Less Cash and Other Assets (-8.14%)[7]			(561,520,266)

Net Assets			$6,891,676,631

Retail Shares (Equivalent to $171.23 per share based on 18,577,871 shares outstanding)			$3,181,133,847

Institutional Shares (Equivalent to $176.53 per share based on 18,210,369 shares outstanding)			$3,214,676,405

R6 Shares (Equivalent to $176.52 per share based on 2,809,121 shares outstanding)			$495,866,379

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]

At June 30, 2021, the market value of restricted and fair valued securities amounted to $328,204,341 or 4.76% of net assets. These securities are not deemed liquid. See Note 6 regarding Restricted Securities.

[4]	The Adviser has reclassified/classified certain securities in or out of this sub-industry. Such reclassifications/classifications are not supported by S&P or MSCI (unaudited).
[5]

Investors in the Fund may view Tesla, Inc.’s financial statements on the EDGAR website of the U.S. Securities and Exchange Commission by going to https://www.sec.gov/cgi-bin/browse-edgar?CIK=1318605&owner=exclude. Please note that the Fund is not responsible for Tesla’s financial statements and can provide no assurances as to their accuracy or completeness.

[6]	All or a portion of these securities are segregated for an unfunded commitment. Total value of securities segregated is $5,697,360.
[7]	Includes unrealized depreciation of $200,600 on an unfunded commitment with a special purpose acquisition company to purchase a when-issued private investment in a public entity.
[8]	Level 2 security. See Note 7 regarding Fair Value Measurements.
[9]	Level 3 security. See Note 7 regarding Fair Value Measurements.
ADR	American Depositary Receipt.
144A

Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. At June 30, 2021, the market value of Rule 144A securities amounted to $145,290,709 or 2.11% of net assets.

All securities are Level 1, unless otherwise noted.

See Notes to Financial Statements.	21

Baron Focused Growth Fund	June 30, 2021

STATEMENT OF NET ASSETS (Unaudited)

JUNE 30, 2021

Shares		Cost	Value
Common Stocks (91.51%)
Communication Services (7.99%)
	Alternative Carriers (2.33%)
401,472	Iridium Communications, Inc.[1]	$2,949,375	$16,054,865

	Movies & Entertainment (5.66%)
1,027,365	Manchester United plc, Cl A2	17,423,113	15,605,675
85,000	Spotify Technology SA1,2	20,386,545	23,425,150

		37,809,658	39,030,825

Total Communication Services		40,759,033	55,085,690

Consumer Discretionary (52.91%)
	Automobile Manufacturers (31.64%)
321,000	Tesla, Inc.[1,5]	13,812,209	218,183,700

	Casinos & Gaming (7.53%)
567,501	Penn National Gaming, Inc.[1]	10,857,402	43,408,151
201,100	Red Rock Resorts, Inc., Cl A1	1,154,579	8,546,750

		12,011,981	51,954,901

	Hotels, Resorts & Cruise Lines (6.50%)
155,000	Choice Hotels International, Inc.	5,375,923	18,423,300
340,000	Hyatt Hotels Corp., Cl A1	12,201,302	26,397,600

		17,577,225	44,820,900

	Internet & Direct Marketing Retail (1.09%)
125,000	Stitch Fix, Inc., Cl A1	6,165,914	7,537,500

	Leisure Facilities (6.15%)
134,000	Vail Resorts, Inc.[1,6]	8,130,896	42,413,680

Total Consumer Discretionary		57,698,225	364,910,681

Financials (7.04%)
	Financial Exchanges & Data (3.65%)
75,000	FactSet Research Systems, Inc.	5,828,282	25,170,750

	Property & Casualty Insurance (3.39%)
600,000	Arch Capital Group Ltd.[1,2]	12,581,802	23,364,000

Total Financials		18,410,084	48,534,750

Health Care (8.49%)
	Biotechnology (5.05%)
110,000	BioNTech SE, ADR[1,2]	11,883,637	24,626,800
130,000	Denali Therapeutics, Inc.[1]	8,709,748	10,197,200

		20,593,385	34,824,000

	Health Care Supplies (2.12%)
292,000	Figs, Inc., Cl A1	8,977,596	14,629,200

	Health Care Technolgy (1.32%)
120,000	Schrödinger, Inc.[1]	9,877,963	9,073,200

Total Health Care		39,448,944	58,526,400

Industrials (7.44%)
	Research & Consulting Services (7.44%)
620,000	CoStar Group, Inc.[1]	11,035,717	51,348,400

Shares		Cost	Value
Common Stocks (continued)
Information Technology (5.74%)
	Application Software (1.67%)
101,870	Guidewire Software, Inc.[1]	$4,816,691	$11,482,786

	Data Processing & Outsourced Services (2.08%)
5,854	Adyen N.V. (Netherlands), 144A1,2,8	5,352,874	14,355,937

	Internet Services & Infrastructure (1.99%)
175,000	GDS Holdings Limited, ADR[1,2]	12,381,692	13,735,750

Total Information Technology		22,551,257	39,574,473

Real Estate (1.90%)
	Residential REITs (1.27%)
225,000	American Homes 4 Rent, Cl A	4,700,804	8,741,250

	Specialized REITs (0.63%)
115,000	Americold Realty Trust[4]	3,907,873	4,352,750

Total Real Estate		8,608,677	13,094,000

Total Common Stocks		198,511,937	631,074,394

Private Common Stocks (1.37%)
Industrials (1.37%)
	Aerospace & Defense (1.37%)
20,859	Space Exploration Technologies Corp., Cl A1,3,4,9	2,815,965	8,307,514
2,844	Space Exploration Technologies Corp., Cl C1,3,4,9	383,940	1,132,680

Total Private Common Stocks		3,199,905	9,440,194

Private Preferred Stocks (2.33%)
Industrials (2.33%)
	Aerospace & Defense (2.33%)
29,630	Space Exploration Technologies Corp., Cl H1,3,4,9	4,000,050	11,800,740
1,479	Space Exploration Technologies Corp., Cl I1,3,4,9	249,951	589,041
9,259	Space Exploration Technologies Corp., Cl N1,3,4,9	2,499,930	3,687,582

Total Private Preferred Stocks		6,749,931	16,077,363

22	See Notes to Financial Statements.

June 30, 2021	Baron Focused Growth Fund

STATEMENT OF NET ASSETS (Unaudited) (Continued)

JUNE 30, 2021

Principal Amount		Cost	Value
Short Term Investments (4.72%)
$32,549,272	Repurchase Agreement with Fixed Income Clearing Corp., dated 6/30/2021, 0.00% due 7/1/2021; Proceeds at maturity - $32,549,272; (Fully collateralized by $25,897,400 U.S. Treasury Bond, 5.25% due 11/15/2028 Market value - $33,200,260)[8]	$32,549,272	$32,549,272

Total Investments (99.93%)		$241,011,045	689,141,223

Cash and Other Assets Less Liabilities (0.07%)[7]			507,327

Net Assets			$689,648,550

Retail Shares (Equivalent to $44.40 per share based on 3,972,304 shares outstanding)			$176,355,662

Institutional Shares (Equivalent to $45.69 per share based on 5,144,669 shares outstanding)			$235,067,117

R6 Shares (Equivalent to $45.72 per share based on 6,085,577 shares outstanding)			$278,225,771

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]

At June 30, 2021, the market value of restricted and fair valued securities amounted to $25,517,557 or 3.70% of net assets. These securities are not deemed liquid. See Note 6 regarding Restricted Securities.

[4]	The Adviser has reclassified/classified certain securities in or out of this sub-industry. Such reclassifications/classifications are not supported by S&P or MSCI (unaudited).
[5]

Investors in the Fund may view Tesla, Inc.’s financial statements on the EDGAR website of the U.S. Securities and Exchange Commission by going to https://www.sec.gov/cgi-bin/browse-edgar?CIK=1318605&owner=exclude. Please note that the Fund is not responsible for Tesla’s financial statementsand can provide no assurances as to their accuracy or completeness.

[6]	All or a portion of these securities are segregated for an unfunded commitment. Total value of securities segregated is $11,078,200.
[7]	Includes unrealized appreciation of $154,900 on an unfunded commitment with a special purpose acquisition company to purchase a when-issued private investment in a public entity.
[8]	Level 2 security. See Note 7 regarding Fair Value Measurements.
[9]	Level 3 security. See Note 7 regarding Fair Value Measurements.
ADR	American Depositary Receipt.
144A

Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. At June 30, 2021, the market value of Rule 144A securities amounted to $14,355,937 or 2.08% of net assets.

All securities are Level 1, unless otherwise noted.

See Notes to Financial Statements.	23

Baron International Growth Fund	June 30, 2021

STATEMENT OF NET ASSETS (Unaudited)

JUNE 30, 2021

Shares		Cost	Value
Common Stocks (95.40%)
Australia (0.80%)
644,822	NEXTDC Limited[1,5]	$3,195,309	$5,738,069

Brazil (4.62%)
203,670	Afya Ltd., Cl A1	4,052,790	5,250,613
120,934	Arco Platform Limited, Cl A1	3,928,368	3,707,836
758,451	Itaú Unibanco Holding SA, ADR	3,560,256	4,558,290
271,714	Notre Dame Intermedica Participacoes S.A.	3,091,592	4,639,646
70,011	StoneCo Ltd., Cl A1	4,690,522	4,694,938
492,212	Suzano SA1	4,494,408	5,918,855
105,119	XP, Inc., Cl A1	3,744,284	4,577,932

Total Brazil		27,562,220	33,348,110

Canada (1.92%)
168,186	CAE, Inc.[1]	2,082,977	5,180,172
5,753	Constellation Software, Inc.	1,761,296	8,713,085

Total Canada		3,844,273	13,893,257

China (10.88%)
36,118	Alibaba Group Holding Limited, ADR[1,3]	6,452,603	8,190,840
955,387	China Conch Venture Holdings Ltd.[5]	4,199,666	4,019,846
68,159	China Tourism Group Duty Free Corporation Limited, Cl A5	775,658	3,161,444
625,178	Galaxy Entertainment Group Ltd.[1,5]	4,744,733	4,998,976
29,333	GDS Holdings Limited, ADR[1]	1,256,623	2,302,347
153,308	GDS Holdings Limited, Cl A (Hong Kong)[1,5]	1,616,054	1,505,891
585,931	Han’s Laser Technology Industry Group Co., Ltd., Cl A5	3,140,221	3,659,604
597,906	Hua Hong Semiconductor Limited, 144A1,5	1,399,011	3,300,855
1,543,374	Kingdee International Software Group Co. Ltd.[1,5]	1,375,808	5,227,195
749,180	Kingsoft Corp. Ltd.[5]	3,177,602	4,486,761
248,925	Midea Group Co., Ltd., Cl A5	1,766,612	2,745,786
57,639	Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Cl A5	1,625,815	4,274,123
120,824	Tencent Holdings Limited[5]	6,132,637	9,097,138
17,588	Tencent Holdings Limited, ADR	832,623	1,324,376
103,143	Will Semiconductor Co. Ltd. Shanghai, Cl A5	3,692,074	5,128,105
1,298,975	Winning Health Technology Group Co. Ltd., Cl A5	3,641,404	3,267,281
67,094	Zai Lab Limited, ADR[1]	1,585,596	11,874,967

Total China		47,414,740	78,565,535

Denmark (1.04%)
183,153	Genmab A/S, ADR[1]	7,473,667	7,478,137

France (8.14%)
319,942	BNP Paribas S.A.[5]	14,662,429	20,079,442
91,320	Eurofins Scientific SE1,5	2,327,909	10,445,060
14,509	LVMH Moët Hennessy Louis Vuitton SE5	4,811,986	11,413,603
42,741	Pernod Ricard SA5	8,264,435	9,499,714
218,710	Vivendi SA5	5,883,632	7,348,463

Total France		35,950,391	58,786,282

Germany (3.60%)
146,490	Befesa SA, 144A5	7,071,613	11,258,620
60,194	Symrise AG5	5,218,374	8,388,437
168,057	TeamViewer AG, 144A1,5	6,563,059	6,311,705

Total Germany		18,853,046	25,958,762

Shares		Cost	Value
Common Stocks (continued)
Hong Kong (0.75%)
311,500	Techtronic Industries Co. Ltd.[5]	$2,131,519	$5,428,500

India (6.81%)
140,002	Bajaj Finance Limited[1,5]	7,057,302	11,355,389
2,458,770	Edelweiss Financial Services Ltd.[1,5]	2,033,042	2,397,347
279,909	Godrej Properties Ltd.[1,5]	3,762,871	5,270,576
179,037	HDFC Bank Ltd.[5]	2,695,614	3,616,162
125,802	Housing Development Finance Corp., Ltd.[5]	3,530,942	4,198,409
2,171,478	JM Financial Limited[5]	2,615,303	2,591,446
70,627	Kotak Mahindra Bank Ltd.[1,5]	1,217,705	1,623,435
548,081	Max Financial Services Limited[1,5]	3,895,199	7,825,052
681,376	Nippon Life India Asset Management Ltd., 144A5	2,395,677	3,359,539
233,839	Reliance Industries Limited[5]	5,093,394	6,649,530
12,984	Reliance Industries Limited PP5	115,279	260,365

Total India		34,412,328	49,147,250

Israel (3.59%)
128,423	ION Acquisition Corp. 2 Limited[1]	1,284,230	1,295,788
150,000	ION Acquisition Corp. 3 Limited, Cl A1	1,500,000	1,471,500
12,905	monday.com Ltd.[1]	2,054,845	2,885,429
166,042	SimilarWeb Ltd.[1]	3,584,739	3,271,027
200,450	Taboola.com Ltd.[1]	1,931,400	2,074,657
229,509	Taboola.com Ltd. (formerly, ION Acquisition Corp. 1 Limited)[1,2,6]	2,295,090	2,290,500
152,785	Tower Semiconductor Ltd.[1]	3,043,112	4,496,463
28,060	Wix.com Ltd.[1]	3,231,212	8,145,257

Total Israel		18,924,628	25,930,621

Japan (10.01%)
77,173	Advantest Corporation[5]	4,104,008	6,929,117
29,100	FANUC Corp.[5]	4,834,548	6,978,117
17,843	Keyence Corporation[5]	5,478,737	8,986,147
231,600	MonotaRO Co, Ltd.[5]	2,363,486	5,457,563
118,160	Nexon Co, Ltd.[5]	1,759,983	2,629,593
104,365	Okamoto Industries, Inc.[5]	4,791,854	3,852,864
177,000	Recruit Holdings Co, Ltd.[5]	4,885,462	8,679,861
188,200	SMS Co. Ltd.[5]	5,152,739	5,623,909
28,316	Sony Corporation, ADR	1,017,216	2,752,881
64,800	Square Enix Holdings Co, Ltd.[5]	2,218,353	3,200,139
302,300	Takeda Pharmaceutical Company Limited[5]	11,976,315	10,145,354
16,302	Tokyo Electron Limited[5]	3,928,027	7,048,727

Total Japan		52,510,728	72,284,272

Korea, Republic of (1.48%)
89,715	Korea Shipbuilding & Offshore Engineering Co. Ltd.[1,5]	8,515,646	10,670,668

Mexico (0.78%)
1,191,220	Grupo México S.A.B. de C.V., Series B	3,208,027	5,614,881

Netherlands (4.17%)
290,160	AMG Advanced Metallurgical Group NV5	9,044,500	9,949,406
43,181	argenx SE, ADR[1]	1,904,769	13,000,504
38,366	Koninklijke DSM NV5	5,145,464	7,171,874

Total Netherlands		16,094,733	30,121,784

Norway (0.79%)
431,796	Golar LNG Ltd.[1]	6,252,146	5,721,297

Poland (0.73%)
263,772	InPost SA1	5,175,660	5,293,906

24	See Notes to Financial Statements.

June 30, 2021	Baron International Growth Fund

STATEMENT OF NET ASSETS (Unaudited) (Continued)

JUNE 30, 2021

Shares		Cost	Value
Common Stocks (continued)
Russia (4.78%)
2,571,069	Detsky Mir PJSC, 144A5	$3,841,525	$5,308,229
36,018	Novatek PJSC, GDR	5,452,498	7,898,748
1,100	Novatek PJSC, GDR (London)[5]	153,019	241,377
333,867	Sberbank of Russia PJSC, ADR[5]	3,957,007	5,547,864
177,534	TCS Group Holding PLC, GDR	4,902,171	15,534,225

Total Russia		18,306,220	34,530,443

Spain (2.60%)
111,195	Cellnex Telecom S.A., 144A5	6,227,391	7,092,155
449,476	eDreams ODIGEO SA1	3,698,968	3,618,841
227,691	Industria de Diseno Textil, S.A.[5]	7,335,086	8,039,042

Total Spain		17,261,445	18,750,038

Sweden (2.84%)
328,985	Epiroc AB, Cl A5	5,190,793	7,488,899
30,000	Hemnet Group AB1	412,112	674,799
19,316	Spotify Technology SA1	2,790,396	5,323,296
558,825	Telefonaktiebolaget LM Ericsson, ADR	5,191,588	7,030,019

Total Sweden		13,584,889	20,517,013

Switzerland (4.21%)
376,689	Clariant AG5	7,747,136	7,500,733
43,150	Compagnie Financiere Richemont SA5	5,086,461	5,231,013
951,966	Credit Suisse Group AG5	10,237,832	9,965,109
61,830	Nestle S.A.[5]	6,496,788	7,706,928

Total Switzerland		29,568,217	30,403,783

United Arab Emirates (0.21%)
294,649	Network International Holdings plc, 144A1,5	1,471,622	1,492,852

United Kingdom (16.85%)
144,508	AstraZeneca PLC, ADR	5,429,097	8,656,029
920,893	B&M European Value Retail S.A.[5]	4,218,892	7,310,832
98,806	Dechra Pharmaceuticals PLC	3,329,156	5,972,843
97,910	Endava plc, ADR[1]	2,300,130	11,101,036
152,703	Experian plc[5]	3,184,532	5,895,732
442,543	Future PLC	7,584,254	19,173,156
1,581,932	Glencore PLC[5]	6,554,498	6,789,793
379,691	J D Wetherspoon PLC[1]	4,481,096	6,187,169
39,713	Linde Public Limited Company[5]	7,560,276	11,482,219
19,779,279	Lloyds Banking Group PLC[5]	7,967,123	12,794,345
1,865,252	S4 Capital PLC[1]	6,064,102	16,203,675
435,206	WANdisco plc[1,5]	3,773,599	2,319,649
674,144	Watches of Switzerland Group PLC, 144A1	5,999,471	7,796,063

Total United Kingdom		68,446,226	121,682,541

United States (2.27%)
54,278	Agilent Technologies, Inc.	2,697,622	8,022,831
215,344	Arch Capital Group Ltd.[1]	4,878,484	8,385,495

Total United States		7,576,106	16,408,326

Uruguay (1.53%)
210,911	Dlocal Ltd., Cl A1	4,621,639	11,079,155

Total Common Stocks		452,355,425	688,845,482

Warrants (0.02%)
Israel (0.02%)
56,745	Taboola.com Ltd. Exp 10/5/2027[1]	104,540	175,909

Principal Amount		Cost	Value
Convertible Bonds (0.06%)
Switzerland (0.06%)
$350,000	Credit Suisse Group Guernsey VII Ltd., 144A, 3.00% due 11/12/2021[5]	$385,399	$425,977

Principal Amount
Short Term Investments (4.63%)
$33,446,185	Repurchase Agreement with Fixed Income Clearing Corp., dated 6/30/2021, 0.00% due 7/1/2021; Proceeds at maturity - $33,446,185; (Fully collateralized by $29,656,200 U.S. Treasury Note, 3.125% due 11/15/2028; Market value - $33,623,881) and $383,200 U.S. Treasury Bond, 5.25% due 11/15/2028 Market value - $491,259)[5]	33,446,185	33,446,185

Total Investments (100.11%)		$486,291,549	722,893,553

Liabilities Less Cash and Other Assets (-0.11%)[4]			(791,905)

Net Assets			$722,101,648

Retail Shares (Equivalent to $35.46 per share based on 2,687,157 shares outstanding)			$95,290,209

Institutional Shares (Equivalent to $36.10 per share based on 12,916,857 shares outstanding)			$466,326,420

R6 Shares (Equivalent to $36.08 per share based on 4,447,583 shares outstanding)			$160,485,019

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]

At June 30, 2021, the market value of restricted and fair valued securities amounted to $2,290,500 or 0.32% of net assets. This security is not deemed liquid. See Note 6 regarding Restricted Securities.

[3]	All or a portion of these securities are segregated for an unfunded commitment. Total value of securities segregated is $5,669,500.
[4]	Includes unrealized depreciation of $451,750 on an unfunded commitment with a special purpose acquisition company to purchase a when-issued private investment in a public entity.
[5]	Level 2 security. See Note 7 regarding Fair Value Measurements.
[6]	Level 3 security. See Note 7 regarding Fair Value Measurements.
ADR	American Depositary Receipt.
GDR	Global Depositary Receipt.
144A

Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. At June 30, 2021, the market value of Rule 144A securities amounted to $46,345,995 or 6.42% of net assets.

All securities are Level 1, unless otherwise noted.

See Notes to Financial Statements.	25

Baron International Growth Fund	June 30, 2021

STATEMENT OF NET ASSETS (Unaudited) (Continued)

JUNE 30, 2021

Summary of Investments by Sector as of June 30, 2021	Percentage of Net Assets

Information Technology	16.9%

Financials	16.5

Health Care	12.1

Consumer Discretionary	11.9

Industrials	11.9

Communication Services	10.6

Materials	9.2

Energy	2.9

Consumer Staples	2.4

Real Estate	0.7

Special Purpose Acquisition Company	0.4

Cash and Cash Equivalents*	4.5
100.0%

*	Includes short term investments.

26	See Notes to Financial Statements.

June 30, 2021	Baron Real Estate Fund

STATEMENT OF NET ASSETS (Unaudited)

JUNE 30, 2021

Shares		Cost	Value
Common Stocks (97.68%)
Communication Services (6.17%)
	Integrated Telecommunication Services (2.06%)
574,496	Cellnex Telecom S.A., 144A (Spain)[2,8]	$31,932,710	$36,642,068

	Interactive Media & Services (4.11%)
677,654	Tripadvisor, Inc.[1]	23,938,338	27,309,456
376,260	Zillow Group, Inc., Cl C1	34,108,751	45,986,497

		58,047,089	73,295,953

Total Communication Services		89,979,799	109,938,021

Consumer Discretionary (31.84%)

	Casinos & Gaming (13.11%)
796,400	Boyd Gaming Corporation[1]	19,022,908	48,970,636
775,600	Las Vegas Sands Corp.[1]	40,460,982	40,866,364
1,206,989	Melco Resorts & Entertainment Ltd., ADR[1,2]	20,494,063	19,999,808
406,260	Penn National Gaming, Inc.[1]	12,646,682	31,074,827
1,430,417	Red Rock Resorts, Inc., Cl A1	16,953,492	60,792,723
261,647	Wynn Resorts Ltd. [1]	19,222,735	31,999,428

		128,800,862	233,703,786

	Distributors (0.56%)
21,850	Pool Corp.	4,370,642	10,021,721

	Home Improvement Retail (4.06%)
60,050	The Home Depot, Inc.	12,361,385	19,149,345
274,750	Lowe’s Companies, Inc.	41,151,066	53,293,257

		53,512,451	72,442,602

	Homebuilding (3.32%)
106,647	D.R. Horton, Inc.	3,458,125	9,637,689
164,373	Installed Building Products, Inc.	8,986,233	20,112,680
196,900	Lennar Corp., Cl A	12,601,875	19,562,015
171,250	Toll Brothers, Inc.	5,729,225	9,899,963

		30,775,458	59,212,347

	Hotels, Resorts & Cruise Lines (6.43%)
867,373	Hilton Grand Vacations, Inc.[1]	24,840,939	35,900,568
278,736	Marriott Vacations Worldwide Corp.[1]	30,447,751	44,402,645
576,697	Travel + Leisure Co.	36,383,336	34,284,637

		91,672,026	114,587,850

	Leisure Facilities (2.41%)
145,650	SeaWorld Entertainment, Inc.[1]	2,658,980	7,273,761
825,424	Six Flags Entertainment Corp.[1]	24,010,256	35,724,351

		26,669,236	42,998,112

	Leisure Products (1.95%)
1,090,000	Latham Group, Inc.[1]	20,710,000	34,836,400

Total Consumer Discretionary		356,510,675	567,802,818

Financials (3.43%)

	Asset Management & Custody Banks (3.41%)
1,190,557	Brookfield Asset Management, Inc., Cl A2	37,559,581	60,694,596

	Reinsurance (0.02%)
7,866	Brookfield Asset Management Reinsurance Partners Ltd., Cl A1,2	416,893	409,185

Total Financials		37,976,474	61,103,781

Shares		Cost	Value
Common Stocks (continued)
Industrials (7.10%)

	Building Products (3.97%)
620,101	AZEK Co., Inc.[1]	$24,649,657	$26,329,488
228,100	Fortune Brands Home & Security, Inc.	17,288,986	22,721,041
208,138	Janus International Group, Inc.[1]	2,934,364	2,940,990
1,000,000	Janus International Group, Inc., Cl A1,3,9	10,000,000	13,760,000
48,800	Trex Co., Inc.[1]	1,446,739	4,987,848

		56,319,746	70,739,367

	Research & Consulting Services (2.24%)
483,500	CoStar Group, Inc.[1]	30,297,359	40,043,470

	Trading Companies & Distributors (0.89%)
93,477	SiteOne Landscape Supply, Inc.[1]	10,670,710	15,821,917

Total Industrials		97,287,815	126,604,754

Information Technology (4.42%)
	Internet Services & Infrastructure (4.42%)
816,100	GDS Holdings Limited, ADR[1,2]	37,276,714	64,055,689
1,660,900	NEXTDC Limited (Australia)[1,2,8]	8,234,614	14,779,828

Total Information Technology		45,511,328	78,835,517

Materials (2.22%)
	Construction Materials (2.22%)
227,250	Vulcan Materials Co.	34,393,246	39,557,407

Real Estate (38.47%)
	Diversified Real Estate Activities (2.12%)
180,322	CoreSite Realty Corp.	24,567,069	24,271,341
1,728,470	DigitalBridge Group, Inc. (formerly, Colony Capital, Inc.)[1]	8,730,133	13,654,913

		33,297,202	37,926,254

	Diversified REITs (0.99%)
472,600	American Assets Trust, Inc.	13,655,912	17,623,254

	Hotel & Resort REITs (1.30%)
631,600	MGM Growth Properties LLC, Cl A	16,115,442	23,129,192

	Industrial REITs (2.96%)
274,000	Prologis, Inc.	19,543,707	32,751,220
350,759	Rexford Industrial Realty, Inc.	14,778,586	19,975,725

		34,322,293	52,726,945

	Office REITs (5.64%)
1,180,150	Douglas Emmett, Inc.	33,143,388	39,676,643
523,445	JBG SMITH Properties	16,679,403	16,493,752
950,850	Vornado Realty Trust	40,611,218	44,376,170

		90,434,009	100,546,565

	Real Estate Development (2.10%)
384,900	The Howard Hughes Corp.[1]	32,700,405	37,512,354

	Real Estate Services (6.10%)
539,450	CBRE Group, Inc., Cl A1	28,204,325	46,247,048
258,500	Jones Lang LaSalle, Inc.[1]	35,608,120	50,526,410
677,872	Opendoor Technologies, Inc.[1]	6,778,720	12,018,671

		70,591,165	108,792,129

	Residential REITs (4.39%)
365,750	Equity LifeStyle Properties, Inc.	21,021,028	27,178,883
206,500	Equity Residential	12,509,075	15,900,500
945,400	Invitation Homes, Inc.	27,310,761	35,253,966

		60,840,864	78,333,349

See Notes to Financial Statements.	27

Baron Real Estate Fund	June 30, 2021

STATEMENT OF NET ASSETS (Unaudited) (Continued)

JUNE 30, 2021

Shares		Cost	Value
Common Stocks (continued)
Real Estate (continued)

	Retail REITs (2.61%)
356,350	Simon Property Group, Inc.	$34,875,928	$46,496,548

	Specialized REITs (10.26%)
147,200	Alexandria Real Estate Equities, Inc.[5]	15,402,490	26,781,568
198,800	American Tower Corp.[6]	34,705,694	53,703,832
542,290	Americold Realty Trust[5]	15,561,503	20,525,676
57,240	Equinix, Inc.	18,123,374	45,940,824
385,348	Gaming and Leisure Properties, Inc.	11,501,945	17,853,173
56,850	SBA Communications Corp.	14,225,432	18,118,095

		109,520,438	182,923,168

Total Real Estate		496,353,658	686,009,758

Special Purpose Acquisition Company (4.03%)
2,835,301	Fifth Wall Acquisition Corp. I, Cl A1,4	28,607,896	34,902,555
1,250,000	Fifth Wall Acquisition Corp. III, Cl A1	12,500,000	12,437,500
700,000	GO Acquisition Corp., Cl A1	7,026,345	6,846,000
1,290,554	RXR Acquisition Corp.[1]	12,905,540	12,853,918
475,000	Tishman Speyer Innovation Corp. II1	4,750,000	4,773,750

Total Special Purpose Acquisition Company		65,789,781	71,813,723

Total Common Stocks		1,223,802,776	1,741,665,779

Principal Amount		Cost	Value
Short Term Investments (3.21%)
$57,298,915	Repurchase Agreement with Fixed Income Clearing Corp., dated 6/30/2021, 0.00% due 7/1/2021; Proceeds at maturity - $57,298,915; (Fully collateralized by $51,548,300 U.S. Treasury Note, 3.125% due 11/15/2028 Market value - $58,444,908)[8]	$57,298,915	$57,298,915

Total Investments (100.89%)		$1,281,101,691	1,798,964,694

Liabilities Less Cash and Other Assets (-0.89%)[7]			(15,817,239)

Net Assets			$1,783,147,455

Retail Shares (Equivalent to $40.88 per share based on 11,770,320 shares outstanding)			$481,147,844

Institutional Shares (Equivalent to $41.87 per share based on 30,446,209 shares outstanding)			$1,274,676,697

R6 Shares (Equivalent to $41.87 per share based on 652,591 shares outstanding)			$27,322,914

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]

At June 30, 2021, the market value of restricted and fair valued securities amounted to $13,760,000 or 0.77% of net assets. This security is not deemed liquid. See Note 6 regarding Restricted Securities.

[4]	See Note 10 regarding “Affiliated” companies.
[5]	The Adviser has reclassified/classified certain securities in or out of this sub-industry. Such reclassifications/classifications are not supported by S&P or MSCI (unaudited).
[6]	All or a portion of these securities are segregated for an unfunded commitment. Total value of securities segregated is $16,748,680.
[7]	Includes unrealized depreciation of $197,400 on an unfunded commitment with a special purpose acquisition company to purchase a when-issued private investment in a public entity.
[8]	Level 2 security. See Note 7 regarding Fair Value Measurements.
[9]	Level 3 security. See Note 7 regarding Fair Value Measurements.
ADR	American Depositary Receipt.
144A

Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. At June 30, 2021, the market value of Rule 144A securities amounted to $36,642,068 or 2.05% of net assets.

All securities are Level 1, unless otherwise noted.

28	See Notes to Financial Statements.

June 30, 2021	Baron Emerging Markets Fund

STATEMENT OF NET ASSETS (Unaudited)

JUNE 30, 2021

Shares		Cost	Value
Common Stocks (93.55%)
Brazil (9.24%)
21,608,704	Aeris Indústria E Comércio De Equipamentos Para Geracão De Energia SA1	$24,053,917	$43,097,500
1,728,747	Afya Ltd., Cl A1	44,946,895	44,567,098
2,159,229	Banco Inter SA Units	27,129,752	33,770,241
15,652,753	Itaú Unibanco Holding SA, ADR	75,063,301	94,073,045
6,524,545	Localiza Rent a Car SA	45,644,839	83,954,095
20,679,430	Lojas Americanas SA	95,412,123	89,722,566
5,945,700	Notre Dame Intermedica Participacoes S.A.	70,158,634	101,525,654
215,453	PagSeguro Digital Ltd., Cl A1	4,039,701	12,048,132
1,514,120	StoneCo Ltd., Cl A1	66,233,117	101,536,887
8,940,874	Suzano SA1	86,150,604	107,514,109
2,078,803	XP, Inc., Cl A1	75,947,225	90,531,871

Total Brazil		614,780,108	802,341,198

China (34.06%)
1,303,924	Alibaba Group Holding Limited, ADR[1,3]	164,336,347	295,703,885
12,713,946	Beijing Oriental Yuhong Waterproof Technology Co. Ltd., Cl A5	63,951,680	108,820,660
24,522,160	China Conch Venture Holdings Ltd.[5]	98,197,526	103,178,396
16,411,732	China Mengniu Dairy Co. Ltd.[5]	41,962,727	99,147,426
53,522,892	China Molybdenum Co. Ltd., Cl A5	41,912,055	42,668,574
36,862,026	China Molybdenum Co. Ltd., Cl H5	20,930,090	21,843,083
1,952,929	China Tourism Group Duty Free Corporation Ltd., Cl A5	24,923,793	90,583,441
11,618,446	Galaxy Entertainment Group Ltd.[1,5]	92,031,189	92,902,072
917,744	GDS Holdings Limited, ADR[1]	35,540,754	72,033,727
2,527,535	GDS Holdings Limited, Cl A (Hong Kong)[1,5]	27,143,383	24,827,103
3,447,459	Glodon Co. Ltd., Cl A5	15,634,662	36,306,863
11,372,808	Han’s Laser Technology Industry Group Co., Ltd., Cl A5	64,615,499	71,032,206
3,253,862	Hangzhou Tigermed Consulting Co. Ltd., CI A5	44,492,082	97,137,453
11,980,293	Hua Hong Semiconductor Limited, 144A1, 5	28,991,221	66,139,505
51,276	Kanzhun Ltd., ADR[1]	974,244	2,033,093
25,585,166	Kingdee International Software Group Co. Ltd.[5]	21,688,662	86,653,431
16,726,374	Kingsoft Corp. Ltd.[5]	74,528,357	100,172,516
2,769,127	Lufax Holding Ltd., ADR[1]	37,071,657	31,291,135
2,197,290	Meituan Inc., Cl B, 144A1,5	35,013,142	90,640,726
7,654,096	Midea Group Co., Ltd., Cl A5	53,291,715	84,429,078
2,330,550	New Frontier Health Corp.[1]	24,085,361	26,032,243
4,213,176	Ping An Insurance (Group) Company of China, Ltd., CI H5	44,939,819	41,185,469
4,110,044	SF Holding Co. Ltd., Cl A5	30,526,350	42,995,304
4,035,967	Shanghai Henlius Biotech, Inc., Cl H, 144A1, 5	25,409,986	19,787,878
1,340,319	Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Cl A5	42,578,089	99,389,091
4,302,486	Shenzhou International Group Holdings Ltd.[5]	24,262,812	108,649,750
74,225,047	Sino Biopharmaceutical Ltd.[5]	57,221,906	72,720,633
4,852,982	Tencent Holdings Limited[5]	207,960,451	365,393,014
194,437	Tencent Holdings Limited, ADR	10,779,783	14,641,106
12,953,319	Venustech Group, Inc., Cl A5	65,921,862	58,125,748
1,805,694	Will Semiconductor Co. Ltd. Shanghai, Cl A5	67,688,729	89,776,218
17,371,967	Winning Health Technology Group Co. Ltd., Cl A5	49,286,633	43,695,291
840,265	Yum China Holdings, Inc.	46,544,324	55,667,556
539,983	Yum China Holdings, Inc. (Hong Kong)[5]	29,819,495	35,205,391
3,980,827	Yunnan Baiyao Group Co. Ltd., Cl A5	59,266,465	71,238,187
1,099,203	Zai Lab Limited, ADR[1]	23,498,988	194,547,939

Total China		1,797,021,838	2,956,595,191

Shares		Cost	Value
Common Stocks (continued)
Hong Kong (2.10%)
22,831,323	Budweiser Brewing Co. APAC Ltd., 144A5	$73,751,880	$71,890,200
6,343,950	Techtronic Industries Co. Ltd.[5]	27,600,967	110,555,798

Total Hong Kong		101,352,847	182,445,998

Hungary (1.04%)
1,676,242	OTP Bank Nyrt[1,5]	69,227,317	90,234,990

India (21.38%)
3,651,299	AARTI Industries Ltd.	42,000,009	42,822,816
1,972,136	Asian Paints Ltd. [5]	51,065,999	79,506,676
2,442,902	Bajaj Finance Limited[5]	111,059,011	198,140,753
7,247,716	Bharti Airtel Ltd.[5]	52,989,447	51,326,406
1,700,442	Divi’s Laboratories Ltd.[1,5]	21,682,417	100,914,278
976,956	Dr. Reddy’s Laboratories Ltd.[5]	43,044,964	71,433,217
327,566	Dr. Reddy’s Laboratories Ltd., ADR	14,297,565	24,079,377
28,707,607	Edelweiss Financial Services Ltd.[5]	43,093,752	27,990,453
2,239,103	Godrej Properties Ltd.[1,5]	43,545,600	42,161,426
4,232,484	HDFC Bank Ltd.[5]	66,916,707	85,487,079
3,925,013	Hemisphere Properties India Limited[1,5]	14,835,694	7,304,055
1,671,749	Hindustan Unilever Ltd.[5]	47,804,427	55,646,305
3,034,746	Housing Development Finance Corp., Ltd.[5]	83,718,005	101,279,034
2,806,297	ICICI Lombard General Insurance Co. Ltd., 144A5	51,397,299	59,215,244
38,260,642	JM Financial Limited[5]	56,062,324	45,660,334
1,120,128	Jubilant FoodWorks Ltd.[1,5]	46,533,795	46,473,646
2,427,790	Kotak Mahindra Bank Ltd.[1,5]	29,356,062	55,805,269
10,047,947	Max Financial Services Ltd.[1,5]	89,132,386	143,456,359
3,620,278	Muthoot Finance Ltd.[5]	55,962,558	72,236,632
12,240,204	Nippon Life India Asset Management Ltd., 144A5	44,661,124	60,350,585
6,123,910	Reliance Industries Limited[5]	125,475,817	174,141,703
378,065	Reliance Industries Limited PP5	3,433,391	7,581,254
5,365,072	SBI Life Insurance Company Limited, 144A5	58,005,463	72,864,279
5,167,699	Tata Communications Ltd.	40,713,353	89,483,995
7,363,351	Tata Consumer Products Ltd.[5]	28,711,053	74,802,686
2,817,562	Titan Co. Ltd.[5]	46,652,075	65,760,422

Total India		1,312,150,297	1,855,924,283

Japan (0.74%)
126,861	Keyence Corporation[5]	46,564,676	63,890,132

Korea, Republic of (5.35%)
1,547,005	Korea Shipbuilding & Offshore Engineering Co. Ltd.[1,5]	159,504,691	184,000,188
3,913,024	Samsung Electronics Co., Ltd.[5]	130,238,272	280,118,236

Total Korea, Republic of		289,742,963	464,118,424

Mexico (2.09%)
26,518	DD3 Acquisition Corp. II Private Units[1,2,6]	265,180	265,445
18,071,165	Grupo México S.A.B. de C.V., Series B	47,356,118	85,179,425
29,443,497	Wal-Mart de Mexico, S.A.B de C.V.[1]	75,969,718	96,170,668

Total Mexico		123,591,016	181,615,538

Norway (0.57%)
3,762,328	Golar LNG Ltd.[1]	39,116,123	49,850,846

See Notes to Financial Statements.	29

Baron Emerging Markets Fund	June 30, 2021

STATEMENT OF NET ASSETS (Unaudited) (Continued)

JUNE 30, 2021

Shares		Cost	Value
Common Stocks (continued)
Peru (0.40%)
283,943	Credicorp, Ltd.[1]	$37,233,871	$34,388,337

Philippines (1.23%)
70,414,865	Ayala Land, Inc.	53,079,728	52,001,554
23,562,436	BDO Unibank, Inc.	50,443,376	54,640,331

Total Philippines		103,523,104	106,641,885

Poland (1.06%)
4,601,226	InPost SA1	96,120,184	92,346,637

Russia (7.05%)
1,001,680	Fix Price Group Ltd., GDR[1]	9,569,653	8,764,700
4,746,202	Fix Price Group Ltd., GDR, 144A1	46,272,864	41,529,267
706,771	Novatek PJSC, GDR	110,198,710	154,994,880
42,392	Novatek PJSC, GDR (London)[5]	8,119,531	9,302,246
1,155,805	Ozon Holdings PLC, ADR[1]	50,829,388	67,753,289
130,365	Polyus PJSC[5]	25,890,213	25,195,253
179,766	Polyus PJSC, GDR	17,983,107	17,392,361
9,710	Polyus PJSC, GDR (London)[5]	1,009,071	940,444
8,876,645	Sberbank of Russia PJSC, ADR[5]	99,224,713	147,503,103
368,033	Sberbank of Russia PJSC, ADR	5,751,698	6,142,471
691,796	TCS Group Holding PLC, GDR	41,273,832	60,532,150
192,168	TCS Group Holding PLC, GDR (London)[5]	12,902,788	16,823,040
783,753	Yandex N.V., Cl A1	15,244,639	55,450,525

Total Russia		444,270,207	612,323,729

Taiwan (4.92%)
11,113,879	Delta Electronics, Inc.[5]	48,287,386	120,739,615
2,550,695	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	89,316,490	306,491,511

Total Taiwan		137,603,876	427,231,126

United Arab Emirates (0.29%)
4,965,504	Network International Holdings plc, 144A1,5	30,249,729	25,157,943

United Kingdom (1.71%)
34,503,433	Glencore PLC[5]	119,644,254	148,091,816

United States (0.32%)
275,025	ACM Research, Inc., Cl A1	24,539,534	28,113,056

Total Common Stocks		5,386,731,944	8,121,311,129

Private Common Stocks (0.45%)
India (0.45%)
27,027	Pine Labs PTE. Ltd., Series 1[1,2,6]	10,077,362	9,871,612
6,833	Pine Labs PTE. Ltd., Series A1,2,6	2,547,771	2,495,753
7,600	Pine Labs PTE. Ltd., Series B1,2,6	2,833,757	2,775,900
6,174	Pine Labs PTE. Ltd., Series B2[1,2,6]	2,302,055	2,255,053
9,573	Pine Labs PTE. Ltd., Series C1,2,6	3,569,416	3,496,538
1,932	Pine Labs PTE. Ltd., Series C1[1,2,6]	720,371	705,663
2,459	Pine Labs PTE. Ltd., Series D1,2,6	916,870	898,150
45,680	Pine Labs PTE. Ltd., Series J1,2,6	17,032,398	16,684,620

Total Private Common Stocks		40,000,000	39,183,289

Shares		Cost	Value
Private Convertible Preferred Stocks (0.55%)
India (0.55%)
15,334	Think & Learn Private Limited, Series F1,2,6	$49,776,072	$47,710,808

Principal Amount
Short Term Investments (5.74%)
$498,116,757	Repurchase Agreement with Fixed Income Clearing Corp., dated 6/30/2021, 0.00% due 7/1/2021; Proceeds at maturity - $498,116,757; (Fully collateralized by $89,886,600 U.S. Treasury Note, 1.25% due 6/30/2028 Market value - $89,942,779 and $368,795,500 U.S. Treasury Note, 3.125% due 11/15/2028 Market value - $418,136,373)[5]	498,116,757	498,116,757

Total Investments (100.29%)		$5,974,624,773	8,706,321,983

Liabilities Less Cash and Other Assets (-0.29%)[4]			(24,787,983)

Net Assets			$8,681,534,000

Retail Shares (Equivalent to $19.84 per share based on 26,777,111 shares outstanding)			$531,333,296

Institutional Shares (Equivalent to $19.95 per share based on 407,628,152 shares outstanding)			$8,134,075,850

R6 Shares (Equivalent to $19.97 per share based on 807,619 shares outstanding)			$16,124,854

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]

At June 30, 2021, the market value of restricted and fair valued securities amounted to $87,159,542 or 1.00% of net assets. These securities are not deemed liquid. See Note 6 regarding Restricted Securities.

[3]	All or a portion of these securities are segregated for an unfunded commitment. Total value of securities segregated is $19,729,860.
[4]	Includes unrealized appreciation of $2,073,174 on an unfunded commitment with a special purpose acquisition company to purchase a when-issued private investment in a public entity.
[5]	Level 2 security. See Note 7 regarding Fair Value Measurements.
[6]	Level 3 security. See Note 7 regarding Fair Value Measurements.
ADR	American Depositary Receipt.
GDR	Global Depositary Receipt.
144A

Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. At June 30, 2021, the market value of Rule 144A securities amounted to $507,575,627 or 5.85% of net assets.

All securities are Level 1, unless otherwise noted.

30	See Notes to Financial Statements.

June 30, 2021	Baron Emerging Markets Fund

STATEMENT OF NET ASSETS (Unaudited) (Continued)

JUNE 30, 2021

Summary of Investments by Sector as of June 30, 2021	Percentage of Net Assets

Financials	18.7%

Information Technology	17.4

Consumer Discretionary	14.6

Health Care	10.6

Industrials	8.4

Materials	7.8

Communication Services	6.7

Consumer Staples	4.6

Energy	4.5

Real Estate	1.2

Special Purpose Acquisition Company	0.0 †

Cash and Cash Equivalents*	5.5
100.0%

†	Represents less than 0.05% of net assets.
*	Includes short term investments.

See Notes to Financial Statements.	31

Baron Global Advantage Fund	June 30, 2021

STATEMENT OF NET ASSETS (Unaudited)

JUNE 30, 2021

Shares		Cost	Value
Common Stocks (93.62%)
Argentina (3.06%)
76,873	Globant S.A.[1]	$5,591,434	$16,849,024
46,026	MercadoLibre, Inc.[1]	31,748,310	71,698,843

Total Argentina		37,339,744	88,547,867

Brazil (3.15%)
1,350,809	Afya Ltd., Cl A1	30,749,276	34,823,856
671,264	Arco Platform Limited, Cl A1	27,148,976	20,580,954
535,148	StoneCo Ltd., Cl A1	18,692,727	35,887,025

Total Brazil		76,590,979	91,291,835

Canada (3.91%)
587,696	Nuvei Corp., 144A1	21,077,497	48,484,920
44,242	Shopify, Inc., Cl A1	33,882,773	64,636,677

Total Canada		54,960,270	113,121,597

China (11.26%)
492,439	Alibaba Group Holding Limited, ADR[1,4]	101,881,803	111,675,316
673,206	GDS Holdings Limited, ADR[1]	44,161,310	52,839,939
1,381,225	Meituan Inc., Cl B, 144A1, 6	26,631,860	56,977,111
189,309	Pinduoduo, Inc., ADR[1]	9,401,278	24,046,029
663,624	TAL Education Group, ADR[1]	33,010,270	16,743,234
360,337	Zai Lab Limited, ADR[1]	24,796,803	63,776,046

Total China		239,883,324	326,057,675

India (1.50%)
534,508	Bajaj Finance Limited[6]	33,760,009	43,353,281

Indonesia (0.30%)
31,632	Sea Ltd., ADR[1]	7,379,405	8,686,147

Israel (6.51%)
326,882	Fiverr International Ltd.[1]	7,503,852	79,265,616
551,889	ION Acquisition Corp. 2 Limited[1]	5,518,890	5,568,560
36,656	monday.com Ltd.[1]	5,681,680	8,195,915
1,326,490	Taboola.com Ltd. (formerly, ION Acquisition Corp. 1 Limited)[1,2,7]	13,264,900	13,238,370
1,143,741	Taboola.com Ltd.[1]	11,020,310	11,837,720
242,889	Wix.com Ltd.[1]	43,240,533	70,505,819

Total Israel		86,230,165	188,612,000

Korea, Republic of (0.94%)
654,000	Coupang, Inc., Cl A1	22,890,000	27,350,280

Mexico (0.33%)
996,069	DD3 Acquisition Corp. II1,2,3,7	9,115,057	9,462,655
8,652	DD3 Acquisition Corp. II Private Units[1,2,3,7]	86,516	86,607

Total Mexico		9,201,573	9,549,262

Netherlands (4.76%)
16,186	Adyen N.V., 144A1,6	16,437,273	39,693,404
238,698	argenx SE, ADR[1]	45,917,552	71,864,807
38,227	ASML Holding N.V.[6]	8,394,703	26,388,835

Total Netherlands		70,749,528	137,947,046

Poland (0.50%)
62,873	Allegro.eu SA, 144A1	805,513	1,082,016
668,821	InPost SA1	13,261,506	13,423,242

Total Poland		14,067,019	14,505,258

United Kingdom (2.85%)
726,800	Endava plc, ADR[1]	31,977,783	82,404,584

Shares		Cost	Value
Common Stocks (continued)
United States (53.08%)
296,371	10X Genomics, Inc., Cl A1	$26,654,003	$58,035,369
639,858	Acceleron Pharma, Inc.[1]	53,505,388	80,295,780
3,651	Airbnb, Inc., Cl A1	248,268	559,114
62,964	Alphabet, Inc., Cl C1	98,418,779	157,807,933
38,418	Amazon.com, Inc.[1]	91,152,664	132,164,067
402,314	Arrowhead Pharmaceuticals, Inc.[1]	27,471,371	33,319,646
137,887	Bill.Com Holdings, Inc.[1]	5,238,091	25,258,141
461,820	BridgeBio Pharma, Inc.[1]	28,867,909	28,152,547
371,841	Cloudflare, Inc., Cl A1	9,123,087	39,355,651
236,309	Crowdstrike Holdings, Inc., Cl A1	20,825,845	59,386,815
214,501	Datadog, Inc., Cl A1	10,250,761	22,325,264
933,945	Dynatrace, Inc.[1]	33,781,139	54,561,067
171,386	EPAM Systems, Inc.[1]	40,897,771	87,571,391
321,312	Facebook, Inc., Cl A1	70,543,701	111,723,396
327,879	Guardant Health, Inc.[1]	25,308,759	40,719,293
138,687	Illumina, Inc.[1]	44,958,886	65,628,075
923,813	MaxCyte, Inc.[1]	10,715,379	11,475,636
8,586	nCino, Inc.[1]	266,166	514,473
58,333	Okta, Inc.[1]	6,160,802	14,272,918
1,953,501	Opendoor Technologies, Inc.[1]	19,535,010	34,635,573
258,892	RingCentral, Inc., Cl A1	70,464,733	75,228,837
1,493,774	Sarissa Capital Acquisition Corp.[1,3]	14,937,740	15,565,125
422,406	Schrödinger, Inc.[1]	15,544,854	31,938,118
166,087	Snowflake, Inc., Cl A1	21,425,516	40,159,837
3,960,396	SoFi Technologies, Inc.	39,603,960	75,920,791
190,027	Twilio, Inc., Cl A1	32,336,272	74,901,042
189,872	Veeva Systems, Inc., Cl A1	34,015,516	59,040,698
1,000,838	ZoomInfo Technologies Inc., Cl A1	32,829,689	52,213,719
123,983	Zscaler, Inc.[1]	8,588,945	26,787,767
686,999	Zymergen, Inc.[1]	21,296,969	27,486,830

Total United States		914,967,973	1,537,004,913

Uruguay (1.47%)
807,566	Dlocal Ltd., Cl A1	17,807,000	42,421,442

Total Common Stocks		1,617,804,772	2,710,853,187

Private Common Stocks (0.32%)
United States (0.32%)
18,197	Space Exploration Technologies Corp., Cl A1,2,7	7,642,558	7,247,319
5,613	Space Exploration Technologies Corp., Cl C1,2,7	2,357,404	2,235,490

Total Private Common Stocks		9,999,962	9,482,809

Private Convertible Preferred Stocks (2.43%)
India (0.99%)
9,201	Think & Learn Private Limited, Series F1,2,7	29,867,591	28,628,352

United States (1.44%)
219,321	Farmers Business Network, Inc., Series F1,2,7	7,250,006	9,371,586
69,926	Resident Home, Inc. Series B1[1,2,7]	4,999,968	4,593,439
484,183	Rivian Automotive, Inc., Series E [1,2,7]	7,499,995	17,498,374
176,391	Rivian Automotive, Inc., Series F1,2,7	6,500,008	6,448,855
100,775	Zymergen, Inc., Series D1,2,7	2,249,993	3,775,031

Total United States		28,499,970	41,687,285

Total Private Convertible Preferred Stocks		58,367,561	70,315,637

32	See Notes to Financial Statements.

June 30, 2021	Baron Global Advantage Fund

STATEMENT OF NET ASSETS (Unaudited) (Continued)

JUNE 30, 2021

Shares		Cost	Value
Private Preferred Stocks (0.42%)
United States (0.42%)
461,004	GM Cruise Holdings, Cl G1,2,7	$12,147,455	$12,267,316

Warrants (0.05%)
Israel (0.02%)
228,748	Taboola.com Ltd. Exp 10/5/2027[1]	417,099	709,119

Mexico (0.03%)
498,034	DD3 Acquisition Corp. II, Exp 12/10/2027[1,2,3,7]	845,632	727,129

Total Warrants		1,262,731	1,436,248

Principal Amount
Short Term Investments (2.87%)
$82,971,185	Repurchase Agreement with Fixed Income Clearing Corp., dated 6/30/2021, 0.00% due 7/1/2021; Proceeds at maturity - $82,971,185; (Fully collateralized by $84,577,800 U.S. Treasury Note, 1.25% due 6/30/2028 Market value - $84,630,661)[6]	82,971,185	82,971,185

Total Investments (99.71%)		$1,782,553,666	2,887,326,382

Cash and Other Assets Less Liabilities (0.29%)[5]			8,278,585

Net Assets			$2,895,604,967

Retail Shares (Equivalent to $56.33 per share based on 17,239,459 shares outstanding)			$971,173,756

Institutional Shares (Equivalent to $57.41 per share based on 33,189,649 shares outstanding)			$1,905,366,073

R6 Shares (Equivalent to $57.44 per share based on 331,908 shares outstanding)			$19,065,138

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]

At June 30, 2021, the market value of restricted and fair valued securities amounted to $115,580,523 or 3.99% of net assets. These securities are not deemed liquid. See Note 6 regarding Restricted Securities.

[3]	See Note 10 regarding “Affiliated” companies.
[4]	All or a portion of these securities are segregated for unfunded commitments. Total value of securities segregated is $31,975,980.
[5]	Includes net unrealized appreciation of $430,146 on unfunded commitments with special purpose acquisition companies to purchase when-issued private investments in public entities.
[6]	Level 2 security. See Note 7 regarding Fair Value Measurements.
[7]	Level 3 security. See Note 7 regarding Fair Value Measurements.
ADR	American Depositary Receipt.
144A

Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. At June 30, 2021, the market value of Rule 144A securities amounted to $146,237,451 or 5.05% of net assets.

All securities are Level 1, unless otherwise noted.

Summary of Investments by Sector as of June 30, 2021	Percentage of Net Assets

Information Technology	34.8%

Consumer Discretionary	21.9

Health Care	18.8

Communication Services	12.3

Financials	4.1

Materials	1.4

Industrials	1.2

Real Estate	1.2

Special Purpose Acquisition Company	1.1

Cash and Cash Equivalents*	3.2
100.0%

*	Includes short term investments.

See Notes to Financial Statements.	33

Baron Real Estate Income Fund	June 30, 2021

STATEMENT OF NET ASSETS (Unaudited)

JUNE 30, 2021

Shares		Cost	Value
Common Stocks (97.17%)
Consumer Discretionary (10.16%)
	Casinos & Gaming (7.89%)
19,575	Las Vegas Sands Corp.[1]	$1,035,923	$1,031,407
47,672	Melco Resorts & Entertainment Ltd., ADR[1,2]	810,495	789,925
15,731	Penn National Gaming, Inc.[1]	959,526	1,203,264
50,382	Red Rock Resorts, Inc., Cl A1	1,098,359	2,141,235
5,230	Wynn Resorts Ltd.[1]	508,667	639,629

		4,412,970	5,805,460

	Hotels, Resorts & Cruise Lines (2.27%)
28,128	Travel + Leisure Co.	1,547,655	1,672,209

Total Consumer Discretionary		5,960,625	7,477,669

Information Technology (2.52%)
	Internet Services & Infrastructure (2.52%)
23,673	GDS Holdings Limited, ADR[1,2]	1,781,269	1,858,094

Real Estate (79.33%)
	Diversified REITs (4.38%)
29,590	American Assets Trust, Inc.	877,020	1,103,411
234,779	DigitalBridge Group, Inc. (formerly, Colony Capital, Inc.)[1]	1,160,186	1,854,754
7,750	STORE Capital Corp.	210,231	267,453

		2,247,437	3,225,618
	Health Care REITs (1.46%)
12,901	Welltower, Inc.	903,427	1,072,073

	Hotel & Resort REITs (10.94%)
121,574	Host Hotels & Resorts, Inc.[1]	2,019,675	2,077,700
51,552	MGM Growth Properties LLC, Cl A	1,685,560	1,887,834
89,256	Park Hotels & Resorts, Inc.[1]	1,851,719	1,839,566
95,355	Pebblebrook Hotel Trust	1,903,508	2,245,610

		7,460,462	8,050,710

	Industrial REITs (6.94%)
17,687	Duke Realty Corp.	687,219	837,480
21,678	Prologis, Inc.	2,103,191	2,591,171
24,298	Rexford Industrial Realty, Inc.	1,163,762	1,383,771
4,543	Terreno Realty Corp.	255,832	293,114

		4,210,004	5,105,536

	Office REITs (10.49%)
3,320	Boston Properties, Inc.	312,344	380,439
59,095	Douglas Emmett, Inc.	1,820,695	1,986,774
52,844	JBG SMITH Properties	1,698,383	1,665,114
107,750	Paramount Group, Inc.	1,099,408	1,085,043
55,688	Vornado Realty Trust	2,431,635	2,598,959

		7,362,465	7,716,329

	Real Estate Operating Companies (1.62%)
59,809	Kennedy-Wilson Holdings, Inc.	1,084,529	1,188,405

	Residential REITs (14.86%)
55,475	American Homes 4 Rent, Cl A	1,833,381	2,155,204
23,220	Equity LifeStyle Properties, Inc.	1,433,447	1,725,478
14,602	Equity Residential	867,370	1,124,354
112,885	Invitation Homes, Inc.	3,768,610	4,209,481
10,015	Sun Communities, Inc.	1,481,143	1,716,571

		9,383,951	10,931,088

	Retail REITs (3.72%)
20,960	Simon Property Group, Inc.	2,182,966	2,734,861

Shares		Cost	Value
Common Stocks (continued)
Real Estate (continued)
	Specialized REITs (24.92%)
10,107	Alexandria Real Estate Equities, Inc.[3]	$1,717,719	$1,838,868
13,857	American Tower Corp.	3,235,053	3,743,330
34,696	Americold Realty Trust[3]	1,200,178	1,313,244
19,693	CoreSite Realty Corp.	2,468,663	2,650,678
7,165	Crown Castle International Corp.	1,101,215	1,397,891
3,322	Equinix, Inc.	2,222,030	2,666,237
35,118	Gaming and Leisure Properties, Inc.	1,514,096	1,627,017
7,714	Public Storage	1,989,944	2,319,523
2,442	SBA Communications Corp.	680,546	778,265

		16,129,444	18,335,053

Total Real Estate		50,964,685	58,359,673

Special Purpose Acquisition Company (1.58%)
94,224	Fifth Wall Acquisition Corp. I, Cl A1	961,740	1,159,897

Utilities (3.58%)
	Multi-Utilities (3.58%)
47,371	Brookfield Infrastructure Partners L.P.[2]	2,409,162	2,631,459

Total Common Stocks		62,077,481	71,486,792

Principal Amount
Short Term Investments (2.66%)
$1,954,026	Repurchase Agreement with Fixed Income Clearing Corp., dated 6/30/2021, 0.00% due 7/1/2021; Proceeds at maturity - $1,954,026; (Fully collateralized by $1,991,900 U.S. Treasury Note, 1.25% due 6/30/2028 Market value - $1,993,145)[4]	1,954,026	1,954,026

Total Investments (99.83%)		$64,031,507	73,440,818

Cash and Other Assets Less Liabilities (0.17%)			126,526

Net Assets			$73,567,344

Retail Shares (Equivalent to $16.31 per share based on 783,880 shares outstanding)			$12,784,978

Institutional Shares (Equivalent to $16.42 per share based on 3,659,625 shares outstanding)			$60,098,883

R6 Shares (Equivalent to $16.41 per share based on 41,655 shares outstanding)			$683,483

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]	The Adviser has reclassified/classified certain securities in or out of this sub-industry. Such reclassifications/classifications are not supported by S&P or MSCI (unaudited).
[4]	Level 2 security. See Note 7 regarding Fair Value Measurements.
ADR	American Depositary Receipt.

All securities are Level 1, unless otherwise noted.

34	See Notes to Financial Statements.

June 30, 2021	Baron Health Care Fund

STATEMENT OF NET ASSETS (Unaudited)

JUNE 30, 2021

Shares		Cost	Value
Common Stocks (91.67%)
Health Care (88.98%)
	Biotechnology (22.66%)
54,025	Acceleron Pharma, Inc.[1]	$5,943,074	$6,779,597
21,378	argenx SE, ADR[1,2]	5,428,328	6,436,275
42,253	Arrowhead Pharmaceuticals, Inc.[1]	2,456,933	3,499,393
15,117	Beam Therapeutics, Inc.[1]	1,412,925	1,945,709
10,175	BioNTech SE, ADR[1,2]	1,072,509	2,277,979
28,164	BridgeBio Pharma, Inc.[1]	1,271,540	1,716,877
29,200	Denali Therapeutics, Inc.[1]	2,105,148	2,290,448
34,762	Dicerna Pharmaceuticals, Inc.[1]	821,180	1,297,318
81,414	Genmab A/S, ADR[1,2]	3,131,661	3,324,134
10,032	Moderna, Inc.[1]	1,314,758	2,357,319
44,857	Recursion Pharmaceuticals, Inc., Cl A1	807,426	1,637,281
16,500	Twist Bioscience Corp.[1]	1,871,908	2,198,625
19,036	Zai Lab Limited, ADR[1,2]	2,065,700	3,369,182

		29,703,090	39,130,137

	Health Care Equipment (20.82%)
24,262	Abbott Laboratories	2,250,311	2,812,694
22,500	Butterfly Network, Inc.[1]	225,000	325,800
22,191	CryoPort, Inc.[1]	764,574	1,400,252
4,147	DexCom, Inc.[1]	1,251,833	1,770,769
26,116	Eargo, Inc.[1]	950,321	1,042,289
45,351	Edwards Lifesciences Corp.[1]	3,711,720	4,697,003
3,895	IDEXX Laboratories, Inc.[1]	1,598,485	2,459,887
30,028	Inari Medical, Inc.[1]	2,401,123	2,801,012
12,035	Inspire Medical Systems, Inc.[1,3]	1,768,419	2,325,884
12,115	Insulet Corp.[1]	2,791,858	3,325,689
3,411	Intuitive Surgical, Inc.[1]	2,293,360	3,136,892
1,387,480	Opsens, Inc. (Canada)[1,2]	2,019,084	2,540,803
12,500	Shockwave Medical, Inc.[1]	918,119	2,371,625
24,662	Silk Road Medical, Inc.[1,3]	1,118,684	1,180,323
9,349	Teleflex, Inc.	3,539,948	3,756,335

		27,602,839	35,947,257

	Health Care Services (0.95%)
6,900	Cigna Corp.	1,642,559	1,635,783

	Health Care Supplies (3.07%)
21,100	Establishment Labs Holdings, Inc.[1,2]	1,652,035	1,842,874
9,634	West Pharmaceutical Services, Inc.	2,518,660	3,459,569

		4,170,695	5,302,443

	Health Care Technology (2.22%)
6,738	Certara, Inc.[1]	154,974	190,887
31,519	Schrödinger, Inc.[1]	1,548,832	2,383,152
4,060	Veeva Systems, Inc., Cl A1	945,478	1,262,457

		2,649,284	3,836,496

	Life Sciences Tools & Services (21.53%)
8,740	10X Genomics, Inc., Cl A1	983,351	1,711,467
15,730	Bio-Techne Corporation	5,477,260	7,082,590
27,754	Guardant Health, Inc.[1,3]	3,198,527	3,446,769
43,223	ICON plc[1,2]	8,456,964	8,934,626
2,837	Illumina, Inc.[1]	848,377	1,342,497
171,654	MaxCyte, Inc. (United Kingdom)[1,2,3]	1,812,362	2,132,292
3,110	Mettler-Toledo International, Inc.[1]	3,304,433	4,308,407
67,322	Olink Holding AB, ADR[1,2]	1,838,639	2,317,223
6,020	Seer, Inc.[1]	114,380	197,336
11,299	Thermo Fisher Scientific, Inc.	4,972,509	5,700,007

		31,006,802	37,173,214

	Managed Health Care (11.03%)
27,000	HealthEquity, Inc.[1]	2,104,809	2,172,960
14,550	Humana, Inc.	5,834,070	6,441,576
26,072	UnitedHealth Group, Incorporated	8,609,313	10,440,272

		16,548,192	19,054,808

Shares		Cost	Value
Common Stocks (continued)
Health Care (continued)
	Pharmaceuticals (6.70%)
71,222	Dechra Pharmaceuticals PLC (United Kingdom)[2]	$3,335,995	$4,305,385
13,592	Eli Lilly & Co.	2,826,035	3,119,636
22,228	Zoetis, Inc.	3,487,503	4,142,410

		9,649,533	11,567,431

Total Health Care		122,972,994	153,647,569

Materials (0.92%)
	Commodity Chemicals (0.92%)
39,698	Zymergen, Inc.[1]	1,223,843	1,588,317

Real Estate (1.77%)
	Specialized REITs (1.77%)
16,829	Alexandria Real Estate Equities, Inc.[3]	2,773,868	3,061,868

Total Common Stocks		126,970,705	158,297,754

Principal Amount
Short Term Investments (8.93%)
$15,423,432	Repurchase Agreement with Fixed Income Clearing Corp., dated 6/30/2021, 0.00% due 7/1/2021; Proceeds at maturity - $15,423,432; (Fully collateralized by $15,722,100 U.S. Treasury Note, 1.25% due 6/30/2028 Market value - $15,731,926)[4]	15,423,432	15,423,432

Total Investments (100.60%)		$142,394,137	173,721,186

Liabilities Less Cash and Other Assets (-0.60%)			(1,043,214)

Net Assets			$172,677,972

Retail Shares (Equivalent to $20.99 per share based on 2,241,708 shares outstanding)			$47,052,167

Institutional Shares (Equivalent to $21.16 per share based on 5,657,874 shares outstanding)			$119,717,740

R6 Shares (Equivalent to $21.15 per share based on 279,311 shares outstanding)			$5,908,065

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]	The Adviser has reclassified/classified certain securities in or out of this sub-industry. Such reclassifications/classifications are not supported by S&P or MSCI (unaudited).
[4]	Level 2 security. See Note 7 regarding Fair Value Measurements.
ADR	American Depositary Receipt.

All securities are Level 1, unless otherwise noted.

See Notes to Financial Statements.	35

Baron FinTech Fund	June 30, 2021

STATEMENT OF NET ASSETS (Unaudited)

JUNE 30, 2021

Shares		Cost	Value
Common Stocks (94.98%)
Communication Services (2.16%)
	Interactive Media & Services (2.16%)
7,500	Zillow Group, Inc., Cl C1	$956,220	$916,650
8,000	ZoomInfo Technologies Inc., Cl A1	279,630	417,360

Total Communication Services		1,235,850	1,334,010

Consumer Discretionary (3.69%)
	Internet & Direct Marketing Retail (3.69%)
3,200	Alibaba Group Holding Limited, ADR[1,2]	778,385	725,696
1,000	MercadoLibre, Inc.[1]	1,426,843	1,557,790

Total Consumer Discretionary		2,205,228	2,283,486

Financials (22.48%)
	Asset Management & Custody Banks (2.48%)
1,750	BlackRock, Inc.	1,371,261	1,531,197

	Consumer Finance (1.53%)
49,505	SoFi Technologies, Inc.[1]	495,050	949,011

	Diversified Banks (2.95%)
30,000	Banco Inter SA (Brazil)[2]	387,383	469,199
8,000	TCS Group Holding PLC, GDR[2]	471,203	700,000
7,500	TCS Group Holding PLC, GDR[2,5]	574,270	656,575

		1,432,856	1,825,774

	Financial Exchanges & Data (12.73%)
2,000	CME Group, Inc.	395,044	425,360
3,000	London Stock Exchange Group plc (United Kingdom)[2,5]	336,035	331,531
1,600	MarketAxess Holdings, Inc.	750,037	741,744
4,300	Moody’s Corp.	1,216,563	1,558,191
3,300	MSCI, Inc.	1,202,342	1,759,164
5,600	S&P Global, Inc.	1,885,140	2,298,520
9,000	Tradeweb Markets, Inc., Cl A	668,211	761,040

		6,453,372	7,875,550

	Insurance Brokers (0.78%)
18,000	BRP Group, Inc., Cl A1	522,547	479,700

	Investment Banking & Brokerage (1.45%)
11,000	Houlihan Lokey, Inc.	706,990	899,690

	Property & Casualty Insurance (0.56%)
2,100	Kinsale Capital Group, Inc.	271,854	346,017

Total Financials		11,253,930	13,906,939

Industrials (7.89%)
	Research & Consulting Services (7.89%)
14,000	CoStar Group, Inc.[1]	1,153,265	1,159,480
13,000	IHS Markit Ltd.[2]	1,130,402	1,464,580
15,000	TransUnion	1,396,798	1,647,150
3,500	Verisk Analytics, Inc.	618,393	611,520

Total Industrials		4,298,858	4,882,730

Shares		Cost	Value
Common Stocks (continued)
Information Technology (58.76%)
	Application Software (11.59%)
2,664	Alkami Technology, Inc.[1]	$79,920	$95,025
4,300	Bill.Com Holdings, Inc.[1]	472,774	787,674
3,600	Ceridian HCM Holding, Inc.[1]	328,451	345,312
5,500	Duck Creek Technologies, Inc.[1]	148,500	239,305
3,700	Fair Isaac Corp.[1]	1,665,412	1,859,916
11,000	Guidewire Software, Inc.[1]	1,275,495	1,239,920
5,300	Intuit, Inc.	1,775,250	2,597,901
70	nCino, Inc.[1]	2,170	4,194

		5,747,972	7,169,247
	Data Processing & Outsourced Services (33.56%)
800	Adyen N.V., 144A (Netherlands)[1,2,5]	1,193,184	1,961,864
38,000	Dlocal Ltd., Cl A1,2	906,023	1,996,140
10,000	Fidelity National Information Services, Inc.	1,430,601	1,416,700
3,300	Global Payments, Inc.	649,966	618,882
3,500	Jack Henry & Associates, Inc.	568,980	572,285
22,000	Marqeta, Inc.[1]	594,000	617,540
5,800	MasterCard Incorporated, Cl A	1,939,874	2,117,522
100,000	Network International Holdings plc, 144A (United Kingdom)[1,2,5]	507,940	506,654
21,000	Nuvei Corp. (Canada)[1,2]	912,606	1,732,500
25,000	Paya Holdings, Inc., Cl A1	281,291	275,500
16,000	Paymentus Holdings, Inc., Cl A1	356,901	568,000
8,900	PayPal Holdings, Inc.[1,3]	1,635,006	2,594,172
17,000	Repay Holdings Corporation[1]	320,579	408,680
7,000	Shift4 Payments, Inc., Cl A1	345,977	656,040
8,800	Square, Inc., Cl A1	1,677,472	2,145,440
11,000	Visa, Inc., Cl A	2,294,510	2,572,020

		15,614,910	20,759,939

	Internet Services & Infrastructure (2.83%)
1,200	Shopify, Inc., Cl A1,2	1,376,343	1,753,176

	IT Consulting & Other Services (10.78%)
4,600	Accenture plc, Cl A2	1,108,690	1,356,034
22,800	Endava plc, ADR[1,2]	1,358,700	2,585,064
4,400	EPAM Systems, Inc.[1]	1,259,649	2,248,224
32,000	Grid Dynamics Holdings, Inc.[1]	391,672	480,960

		4,118,711	6,670,282

Total Information Technology		26,857,936	36,352,644

Total Common Stocks		45,851,802	58,759,809

36	See Notes to Financial Statements.

June 30, 2021	Baron FinTech Fund

STATEMENT OF NET ASSETS (Unaudited) (Continued)

JUNE 30, 2021

Principal Amount		Cost	Value
Short Term Investments (10.25%)
$6,338,710	Repurchase Agreement with Fixed Income Clearing Corp., dated 6/30/2021, 0.00% due 7/1/2021; Proceeds at maturity - $6,338,710; (Fully collateralized by $6,461,500 U.S. Treasury Note, 1.25% due 6/30/2028 Market value - $6,465,538)[5]	$6,338,710	$6,338,710

Total Investments (105.22%)		$52,190,512	65,098,519

Liabilities Less Cash and Other Assets (-5.22%)[4]			(3,231,830)

Net Assets			$61,866,689

Retail Shares (Equivalent to $16.91 per share based on 508,945 shares outstanding)			$8,605,991

Institutional Shares (Equivalent to $16.97 per share based on 2,829,428 shares outstanding)			$48,001,853

R6 Shares (Equivalent to $16.97 per share based on 309,943 shares outstanding)			$5,258,845

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]	All or a portion of these securities are segregated for an unfunded commitment. Total value of securities segregated is $874,440.
[4]	Includes unrealized depreciation of $8,208 on an unfunded commitment with a special purpose acquisition company to purchase a when-issued private investment in a public entity.
[5]	Level 2 security. See Note 7 regarding Fair Value Measurements.
ADR	American Depositary Receipt.
GDR	Global Depositary Receipt.
144A

Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. At June 30, 2021, the market value of Rule 144A securities amounted to $2,468,518 or 3.99% of net assets.

All securities are Level 1, unless otherwise noted.

See Notes to Financial Statements.	37

Baron Select Funds	June 30, 2021

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)

JUNE 30, 2021

	Baron Partners Fund	Baron Focused Growth Fund	Baron International Growth Fund	Baron Real Estate Fund
Assets:
Investments in securities, at value*
Unaffiliated investments	$7,448,303,222	$656,591,951	$689,447,368	$1,706,763,224
“Affiliated” investments	—	—	—	34,902,555
Repurchase agreements, at value**	4,893,675	32,549,272	33,446,185	57,298,915

Total investments, at value	7,453,196,897	689,141,223	722,893,553	1,798,964,694
Foreign currency, at value†	—	—	251,664	—
Cash	110,500	—	—	111,390
Receivable for shares sold	5,041,450	458,809	1,147,436	8,229,241
Dividends and interest receivable	325,625	60,175	770,798	1,772,352
Prepaid expenses	266,972	5,343	4,690	8,472
Receivable for securities sold	—	—	—	3,043,587
Net unrealized appreciation on unfunded commitments	—	154,900	—	—
Other assets	—	—	—	—

	7,458,941,444	689,820,450	725,068,141	1,812,129,736

Liabilities:
Payable for borrowings against line of credit	561,500,000	—	—	—
Payable for shares redeemed	4,371,375	94,442	180,812	1,819,727
Distribution fees payable (Note 4)	785	447	252	696
Investment advisory fees payable (Note 4)	301	975	651	804
Due to custodian bank	—	—	—	—
Payable for securities purchased	—	—	660,907	26,782,349
Net unrealized depreciation on unfunded commitments	200,600	—	451,750	197,400
Accrued capital gains taxes	—	—	1,482,564	—
Accrued expenses and other payables	1,191,752	76,036	189,557	181,305

	567,264,813	171,900	2,966,493	28,982,281

Net Assets	$6,891,676,631	$689,648,550	$722,101,648	$1,783,147,455

Net Assets consist of:
Paid-in capital	$724,111,095	$193,613,832	$472,520,283	$1,138,277,550
Distributable earnings/(losses)	6,167,565,536	496,034,718	249,581,365	644,869,905

Net Assets	$6,891,676,631	$689,648,550	$722,101,648	$1,783,147,455

Retail Shares:
Net Assets	$3,181,133,847	$176,355,662	$95,290,209	$481,147,844
Shares Outstanding ($0.01 par value; indefinite shares authorized)	18,577,871	3,972,304	2,687,157	11,770,320

Net Asset Value and Offering Price Per Share	$171.23	$44.40	$35.46	$40.88

Institutional Shares:
Net Assets	$3,214,676,405	$235,067,117	$466,326,420	$1,274,676,697
Shares Outstanding ($0.01 par value; indefinite shares authorized)	18,210,369	5,144,669	12,916,857	30,446,209

Net Asset Value and Offering Price Per Share	$176.53	$45.69	$36.10	$41.87

R6 Shares:
Net Assets	$495,866,379	$278,225,771	$160,485,019	$27,322,914
Shares Outstanding ($0.01 par value; indefinite shares authorized)	2,809,121	6,085,577	4,447,583	652,591

Net Asset Value and Offering Price Per Share	$176.52	$45.72	$36.08	$41.87

*Investments in securities, at cost
Unaffiliated investments	$1,878,340,462	$208,461,773	$452,845,364	$1,195,194,880
“Affiliated” investments	—	—	—	28,607,896
**Repurchase agreements, at cost	4,893,675	32,549,272	33,446,185	57,298,915

Total investments, at cost	$1,883,234,137	$241,011,045	$486,291,549	$1,281,101,691

†Foreign currency, at cost:	$—	$—	$252,898	$—

38	See Notes to Financial Statements.

June 30, 2021	Baron Select Funds

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited) (Continued)

JUNE 30, 2021

	Baron Emerging Markets Fund	Baron Global Advantage Fund	Baron Real Estate Income Fund	Baron Health Care Fund	Baron FinTech Fund
Assets:
Investments in securities, at value*
Unaffiliated investments	$8,208,205,226	$2,778,513,681	$71,486,792	$158,297,754	$58,759,809
“Affiliated” investments	—	25,841,516	—	—	—
Repurchase agreements, at value**	498,116,757	82,971,185	1,954,026	15,423,432	6,338,710

Total investments, at value	8,706,321,983	2,887,326,382	73,440,818	173,721,186	65,098,519
Foreign currency, at value†	41,722,326	—	—	5,674	2,146
Cash	22,659	—	316	—	—
Receivable for shares sold	19,708,528	17,507,186	567,382	1,394,657	68,044
Dividends and interest receivable	6,926,636	—	185,135	31,187	—
Prepaid expenses	53,681	18,801	311	987	230
Receivable for securities sold	—	6,179,880	121,836	—	—
Net unrealized appreciation on unfunded commitments	2,073,174	430,146	—	—	—
Other assets	399,247	—	—	—	—

	8,777,228,234	2,911,462,395	74,315,798	175,153,691	65,168,939

Liabilities:
Payable for borrowings against line of credit	—	—	—	—	—
Payable for shares redeemed	6,167,473	1,947,871	596	27,647	—
Distribution fees payable (Note 4)	993	920	102	440	281
Investment advisory fees payable (Note 4)	66	877	108	779	262
Due to custodian bank	—	17	—	—	—
Payable for securities purchased	46,353,516	13,068,166	688,407	2,393,486	3,245,109
Net unrealized depreciation on unfunded commitments	—	—	—	—	8,208
Accrued capital gains taxes	41,247,869	569,568	—	—	—
Accrued expenses and other payables	1,924,317	270,009	59,241	53,367	48,390

	95,694,234	15,857,428	748,454	2,475,719	3,302,250

Net Assets	$8,681,534,000	$2,895,604,967	$73,567,344	$172,677,972	$61,866,689

Net Assets consist of:
Paid-in capital	$6,237,443,531	$1,835,292,507	$63,981,210	$141,423,045	$48,965,330
Distributable earnings/(losses)	2,444,090,469	1,060,312,460	9,586,134	31,254,927	12,901,359

Net Assets	$8,681,534,000	$2,895,604,967	$73,567,344	$172,677,972	$61,866,689

Retail Shares:
Net Assets	$531,333,296	$971,173,756	$12,784,978	$47,052,167	$8,605,991
Shares Outstanding ($0.01 par value; indefinite shares authorized)	26,777,111	17,239,459	783,880	2,241,708	508,945

Net Asset Value and Offering Price Per Share	$19.84	$56.33	$16.31	$20.99	$16.91

Institutional Shares:
Net Assets	$8,134,075,850	$1,905,366,073	$60,098,883	$119,717,740	$48,001,853
Shares Outstanding ($0.01 par value; indefinite shares authorized)	407,628,152	33,189,649	3,659,625	5,657,874	2,829,428

Net Asset Value and Offering Price Per Share	$19.95	$57.41	$16.42	$21.16	$16.97

R6 Shares:
Net Assets	$16,124,854	$19,065,138	$683,483	$5,908,065	$5,258,845
Shares Outstanding ($0.01 par value; indefinite shares authorized)	807,619	331,908	41,655	279,311	309,943

Net Asset Value and Offering Price Per Share	$19.97	$57.44	$16.41	$21.15	$16.97

*Investments in securities, at cost
Unaffiliated investments	$5,476,508,016	$1,674,597,535	$62,077,481	$126,970,705	$45,851,802
“Affiliated” investments	—	24,984,946	—	—	—
**Repurchase agreements, at cost	498,116,757	82,971,185	1,954,026	15,423,432	6,338,710

Total investments, at cost	$5,974,624,773	$1,782,553,666	$64,031,507	$142,394,137	$52,190,512

†Foreign currency, at cost:	$41,765,722	$—	$—	$5,718	$2,194

See Notes to Financial Statements.	39

Baron Select Funds	June 30, 2021

STATEMENTS OF OPERATIONS (Unaudited)

FOR THE SIX MONTHS ENDED JUNE 30, 2021

	Baron Partners Fund	Baron Focused Growth Fund	Baron International Growth Fund	Baron Real Estate Fund
Investment income:
Income:
Dividends — Unaffiliated investments	$6,866,721	$249,725	$4,939,981	$7,480,910
Interest	—	—	1,580	—
Foreign taxes withheld on dividends	(39,000)	—	(386,178)	(34,907)

Total income	6,827,721	249,725	4,555,383	7,446,003

Expenses:
Investment advisory fees (Note 4)	34,693,344	3,443,798	2,882,429	7,217,980
Distribution fees — Retail Shares (Note 4)	4,051,101	218,534	112,479	517,057
Shareholder servicing agent fees and expenses — Retail Shares	139,890	19,250	12,032	29,120
Shareholder servicing agent fees and expenses — Institutional Shares	63,530	9,020	12,856	28,720
Shareholder servicing agent fees and expenses — R6 Shares	10,823	6,237	3,547	532
Line of credit fees	1,192,607	5,521	5,192	11,168
Reports to shareholders	223,150	16,270	35,070	114,300
Registration and filing fees	212,400	61,020	68,095	165,680
Trustee fees and expenses (Note 4)	121,679	12,006	11,135	22,890
Professional fees	101,055	26,139	20,151	34,740
Custodian and fund accounting fees	97,935	14,725	107,434	32,554
Insurance expense	31,450	3,160	2,850	5,186
Administration fees	30,319	23,017	27,978	23,470
Miscellaneous expenses	2,100	2,164	2,164	2,099

Total operating expenses	40,971,383	3,860,861	3,303,412	8,205,496

Interest expense on borrowings	1,308,309	—	—	—

Total expenses	42,279,692	3,860,861	3,303,412	8,205,496
Reimbursement of expenses by Adviser — Retail Shares (Note 4)	—	—	(18,758)	—
Reimbursement of expenses by Adviser — Institutional Shares (Note 4)	—	—	(45,316)	—
Reimbursement of expenses by Adviser — R6 Shares (Note 4)	—	—	(13,486)	—

Net expenses	42,279,692	3,860,861	3,225,852	8,205,496

Net investment income (loss)	(35,451,971)	(3,611,136)	1,329,531	(759,493)

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on investments sold — Unaffiliated investments	318,277,323	29,120,944	27,007,377	88,528,994
Net realized gain (loss) on investments sold — “Affiliated” investments	—	—	—	—
Net realized gain (loss) on foreign currency transactions	—	—	(35,683)	46,609
Change in net unrealized appreciation (depreciation) of:
Investments — Unaffiliated investments	2,725,179	(10,890,635)	41,531,619 [1]	95,564,718
Investments — “Affiliated” investments	—	—	—	6,294,659
Unfunded commitments	(200,600)	154,900	(451,750)	(197,400)
Foreign currency translations	—	—	(12,424)	—

Net gain (loss) on investments	320,801,902	18,385,209	68,039,139	190,237,580

Net increase (decrease) in net assets resulting from operations	$285,349,931	$14,774,073	$69,368,670	$189,478,087

[1]	Increase in accrued foreign capital gains tax of $368,267.

40	See Notes to Financial Statements.

June 30, 2021	Baron Select Funds

STATEMENTS OF OPERATIONS (Unaudited) (Continued)

FOR THE SIX MONTHS ENDED JUNE 30, 2021

	Baron Emerging Markets Fund	Baron Global Advantage Fund	Baron Real Estate Income Fund	Baron Health Care Fund	Baron FinTech Fund
Investment income:
Income:
Dividends — Unaffiliated investments	$53,458,452	$71,449	$582,179	$213,427	$76,805
Interest	—	—	—	—	—
Foreign taxes withheld on dividends	(6,378,506)	(10,717)	(119)	(64)	—

Total income	47,079,946	60,732	582,060	213,363	76,805

Expenses:
Investment advisory fees (Note 4)	38,877,410	11,219,713	192,244	466,367	173,351
Distribution fees — Retail Shares (Note 4)	655,344	1,197,511	8,407	46,769	8,771
Shareholder servicing agent fees and expenses — Retail Shares	32,070	43,760	7,380	9,892	7,722
Shareholder servicing agent fees and expenses — Institutional Shares	114,120	47,850	5,916	6,060	5,872
Shareholder servicing agent fees and expenses — R6 Shares	341	370	14	121	99
Line of credit fees	59,105	21,403	446	978	344
Reports to shareholders	617,300	180,910	2,795	8,840	1,281
Registration and filing fees	185,140	277,318	35,836	59,373	32,361
Trustee fees and expenses (Note 4)	129,721	45,222	772	1,872	807
Professional fees	100,725	46,530	20,160	19,466	40,933
Custodian and fund accounting fees	1,186,064	63,388	8,146	6,243	5,570
Insurance expense	34,185	10,433	222	141	168
Administration fees	29,153	25,048	22,338	22,856	22,165
Miscellaneous expenses	48,811	2,787	3,180	2,163	2,162

Total operating expenses	42,069,489	13,182,243	307,856	651,141	301,606

Interest expense on borrowings	—	816	1,343	—	—

Total expenses	42,069,489	13,183,059	309,199	651,141	301,606
Reimbursement of expenses by Adviser — Retail Shares (Note 4)	—	(43,903)	(16,781)	(28,667)	(20,521)
Reimbursement of expenses by Adviser — Institutional Shares (Note 4)	—	(59,785)	(76,459)	(44,313)	(58,063)
Reimbursement of expenses by Adviser — R6 Shares (Note 4)	—	(439)	(1,148)	(2,843)	(8,397)

Net expenses	42,069,489	13,078,932	214,811	575,318	214,625

Net investment income (loss)	5,010,457	(13,018,200)	367,249	(361,955)	(137,820)

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on investments sold — Unaffiliated investments	267,029,547 [1]	3,146,813	329,787	(426,113)	149,952
Net realized gain (loss) on investments sold — “Affiliated” investments	—	(1,017)	—	—	—
Net realized gain (loss) on foreign currency transactions	(1,730,815)	(289,054)	682	(8,274)	389
Change in net unrealized appreciation (depreciation) of:
Investments — Unaffiliated investments	70,497,226 [2]	239,711,263 [3]	6,966,072	15,599,545	7,305,561
Investments — “Affiliated” investments	—	(1,765,940)	—	—	—
Unfunded commitments	2,073,174	430,146	—	—	(8,208)
Foreign currency translations	(49,204)	(82)	—	195	(155)

Net gain (loss) on investments	337,819,928	241,232,129	7,296,541	15,165,353	7,447,539

Net increase (decrease) in net assets resulting from operations	$342,830,385	$228,213,929	$7,663,790	$14,803,398	$7,309,719

[1]	Net of realized foreign capital gains tax of $562.
[2]	Increase in accrued foreign capital gains tax of $13,040,373.
[3]	Increase in accrued foreign capital gains tax of $569,568.

See Notes to Financial Statements.	41

Baron Select Funds	June 30, 2021

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

	Baron Partners Fund		Baron Focused Growth Fund		Baron International Growth Fund
	For the Six Months Ended June 30, 2021	For the Year Ended December 31, 2020	For the Six Months Ended June 30, 2021	For the Year Ended December 31, 2020	For the Six Months Ended June 30, 2021	For the Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(35,451,971)	$(40,561,257)	$(3,611,136)	$(3,533,284)	$1,329,531	$686,556
Net realized gain (loss)	318,277,323	516,827,838	29,120,944	36,239,856	26,971,694	(2,470,961)
Change in net unrealized appreciation (depreciation)	2,524,579	3,640,857,238	(10,735,735)	314,240,389	41,067,445	122,447,935

Increase (decrease) in net assets resulting from operations	285,349,931	4,117,123,819	14,774,073	346,946,961	69,368,670	120,663,530

Distributions to shareholders from:
Distributable earnings — Retail Shares	—	(113,598,594)	—	(3,931,446)	—	(14,352)
Distributable earnings — Institutional Shares	—	(109,111,985)	—	(6,234,860)	—	(410,918)
Distributable earnings — R6 Shares	—	(16,031,154)	—	(7,346,888)	—	(166,468)

Decrease in net assets from distributions to shareholders	—	(238,741,733)	—	(17,513,194)	—	(591,738)

Capital share transactions:
Proceeds from the sale of shares — Retail Shares	391,790,807	559,092,962	61,225,309	68,880,699	13,233,054	26,213,357
Proceeds from the sale of shares — Institutional Shares	406,169,955	697,543,901	28,746,181	36,766,653	88,966,918	128,712,041
Proceeds from the sale of shares — R6 Shares	14,440,945	6,251,191	123,398	177,187	5,235,956	121,752,721
Net asset value of shares issued in reinvestment of distributions — Retail Shares	—	110,107,728	—	3,823,378	—	14,117
Net asset value of shares issued in reinvestment of distributions — Institutional Shares	—	99,938,937	—	6,174,515	—	387,973
Net asset value of shares issues in reinvestment of distribution — R6 Shares	—	16,031,154	—	7,346,888	—	166,468
Cost of shares redeemed — Retail Shares	(556,962,351)	(635,019,449)	(45,016,326)	(33,508,896)	(12,801,958)	(35,319,590)
Cost of shares redeemed — Institutional Shares	(519,917,170)	(577,436,958)	(32,891,737)	(18,164,168)	(28,272,156)	(72,170,259)
Cost of shares redeemed — R6 Shares	(4,987,405)	(6,621,282)	(43,085)	(593,258)	(25,532,430)	(1,181,130)

Increase (decrease) in net assets derived from capital share transactions	(269,465,219)	269,888,184	12,143,740	70,902,998	40,829,384	168,575,698

Net increase (decrease) in net assets	15,884,712	4,148,270,270	26,917,813	400,336,765	110,198,054	288,647,490

Net Assets:
Beginning of period	6,875,791,919	2,727,521,649	662,730,737	262,393,972	611,903,594	323,256,104

End of period	$6,891,676,631	$6,875,791,919	$689,648,550	$662,730,737	$722,101,648	$611,903,594

Capital share transactions — Retail Shares
Shares sold	2,264,753	5,931,103	1,338,219	2,282,722	390,925	1,026,721
Shares issued in reinvestment of distributions	—	820,300	—	104,562	—	535
Shares redeemed	(3,295,373)	(6,747,487)	(1,004,613)	(1,181,125)	(378,133)	(1,701,129)

Net increase (decrease)	(1,030,620)	3,916	333,606	1,206,159	12,792	(673,873)

Capital share transactions — Institutional Shares
Shares sold	2,291,692	7,321,769	621,699	1,348,794	2,579,286	5,263,921
Shares issued in reinvestment of distributions	—	722,357	—	164,862	—	12,924
Shares redeemed	(2,960,797)	(5,924,627)	(721,052)	(688,173)	(825,917)	(3,097,993)

Net increase (decrease)	(669,105)	2,119,499	(99,353)	825,483	1,753,369	2,178,852

Capital share transactions — R6 Shares
Shares sold	85,971	58,969	2,728	5,929	154,931	4,367,165
Shares issued in reinvestment of distributions	—	115,970	—	196,053	—	5,507
Shares redeemed	(27,902)	(63,908)	(938)	(16,268)	(739,705)	(51,045)

Net increase (decrease)	58,069	111,031	1,790	185,714	(584,774)	4,321,627

42	See Notes to Financial Statements.

June 30, 2021	Baron Select Funds

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited) (Continued)

	Baron Real Estate Fund		Baron Emerging Markets Fund		Baron Global Advantage Fund
	For the Six Months Ended June 30, 2021	For the Year Ended December 31, 2020	For the Six Months Ended June 30, 2021	For the Year Ended December 31, 2020	For the Six Months Ended June 30, 2021	For the Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(759,493)	$(1,330,058)	$5,010,457	$(11,245,374)	$(13,018,200)	$(11,670,593)
Net realized gain (loss)	88,575,603	86,875,385	265,298,732	(122,586,984)	2,856,742	(17,863,779)
Change in net unrealized appreciation (depreciation)	101,661,977	192,254,003	72,521,196	1,515,047,228	238,375,387	789,015,734

Increase (decrease) in net assets resulting from operations	189,478,087	277,799,330	342,830,385	1,381,214,870	228,213,929	759,481,362

Distributions to shareholders from:
Distributable earnings — Retail Shares	—	(18,956,421)	—	—	—	—
Distributable earnings — Institutional Shares	—	(38,095,768)	—	—	—	—
Distributable earnings — R6 Shares	—	(1,132,357)	—	—	—	—

Decrease in net assets from distributions to shareholders	—	(58,184,546)	—	—	—	—

Capital share transactions:
Proceeds from the sale of shares — Retail Shares	151,766,835	76,559,948	68,544,988	117,433,009	201,134,030 [1]	734,007,575
Proceeds from the sale of shares — Institutional Shares	546,338,036	305,064,177	2,274,073,396	2,105,946,178	561,997,554 [1]	947,405,989
Proceeds from the sale of shares — R6 Shares	4,646,924	1,798,452	3,337,221	4,215,704	4,497,519 [1]	3,243,370
Net asset value of shares issued in reinvestment of distributions — Retail Shares	—	18,370,350	—	—	—	—
Net asset value of shares issued in reinvestment of distributions — Institutional Shares	—	33,950,936	—	—	—	—
Net asset value of shares issues in reinvestment of distribution — R6 Shares	—	1,132,357	—	—	—	—
Cost of shares redeemed — Retail Shares	(48,088,908)	(92,585,183)	(67,974,766)	(375,743,958)	(229,420,457)	(281,103,529)
Cost of shares redeemed — Institutional Shares	(107,464,852)	(136,271,561)	(687,914,633)	(1,801,081,636)	(276,495,861)	(148,495,764)
Cost of shares redeemed — R6 Shares	(733,723)	(734,891)	(1,803,093)	(3,576,131)	(1,911,138)	(1,115,476)

Increase (decrease) in net assets derived from capital share transactions	546,464,312	207,284,585	1,588,263,113	47,193,166	259,801,647	1,253,942,165

Net increase (decrease) in net assets	735,942,399	426,899,369	1,931,093,498	1,428,408,036	488,015,576	2,013,423,527

Net Assets:
Beginning of period	1,047,205,056	620,305,687	6,750,440,502	5,322,032,466	2,407,589,391	394,165,864

End of period	$1,783,147,455	$1,047,205,056	$8,681,534,000	$6,750,440,502	$2,895,604,967	$2,407,589,391

Capital share transactions — Retail Shares
Shares sold	3,851,128	2,562,678	3,465,968	8,155,284	3,682,632	19,303,851
Shares issued in reinvestment of distributions	—	570,441	—	—	—	—
Shares redeemed	(1,217,751)	(3,428,339)	(3,445,599)	(26,716,751)	(4,395,557)	(7,439,963)

Net increase (decrease)	2,633,377	(295,220)	20,369	(18,561,467)	(712,925)	11,863,888

Capital share transactions — Institutional Shares
Shares sold	13,504,678	10,109,253	115,378,739	147,323,346	10,237,682	24,616,046
Shares issued in reinvestment of distributions	—	1,028,877	—	—	—	—
Shares redeemed	(2,642,616)	(5,053,153)	(34,609,075)	(135,448,663)	(5,196,667)	(3,774,570)

Net increase (decrease)	10,862,062	6,084,977	80,769,664	11,874,683	5,041,015	20,841,476

Capital share transactions — R6 Shares
Shares sold	114,700	55,801	167,520	301,153	79,293	83,000
Shares issued in reinvestment of distributions	—	34,393	—	—	—	—
Shares redeemed	(18,597)	(27,438)	(90,882)	(254,199)	(34,416)	(28,280)

Net increase (decrease)	96,103	62,756	76,638	46,954	44,877	54,720

[1]	See Note 4f.

See Notes to Financial Statements.	43

Baron Select Funds	June 30, 2021

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited) (Continued)

	Baron Real Estate Income Fund		Baron Health Care Fund		Baron FinTech Fund
	For the Six Months Ended June 30, 2021	For the Year Ended December 31, 2020	For the Six Months Ended June 30, 2021	For the Year Ended December 31, 2020	For the Six Months Ended June 30, 2021	For the Year Ended December 31, 2020[1]
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$367,249	$163,815	$(361,955)	$(119,599)	$(137,820)	$(76,110)
Net realized gain (loss)	330,469	(29,010)	(434,387)	1,452,827	150,341	57,599
Change in net unrealized appreciation (depreciation)	6,966,072	1,540,261	15,599,740	12,943,885	7,297,198	5,602,515

Increase (decrease) in net assets resulting from operations	7,663,790	1,675,066	14,803,398	14,277,113	7,309,719	5,584,004

Distributions to shareholders from:
Distributable earnings — Retail Shares	(44,835)	(17,635)	—	(218,706)	—	—
Distributable earnings — Institutional Shares	(244,433)	(114,383)	—	(268,672)	—	—
Distributable earnings — R6 Shares	(3,341)	(4,502)	—	(47,650)	—	—

Decrease in net assets from distributions to shareholders	(292,609)	(136,520)	—	(535,028)	—	—

Capital share transactions:
Proceeds from the sale of shares — Retail Shares	9,939,339	1,912,222	22,453,886	20,094,347	2,362,316	6,974,228
Proceeds from the sale of shares — Institutional Shares	24,757,567	40,465,627	72,048,123	24,782,586	19,434,636	20,846,632
Proceeds from the sale of shares — R6 Shares	1,230	39,480	424,958	1,969,884	890,082	2,752,319
Net asset value of shares issued in reinvestment of distributions — Retail Shares	43,907	17,368	—	215,430	—	—
Net asset value of shares issued in reinvestment of distributions — Institutional Shares	243,378	113,638	—	268,072	—	—
Net asset value of shares issues in reinvestment of distribution — R6 Shares	3,341	4,502	—	47,649	—	—
Cost of shares redeemed — Retail Shares	(988,166)	(827,453)	(6,201,775)	(4,152,506)	(1,280,093)	(1,776,462)
Cost of shares redeemed — Institutional Shares	(14,870,803)	(710,995)	(1,191,025)	(1,938,250)	(937,260)	(288,432)
Cost of shares redeemed — R6 Shares	(3)	(2,370)	—	(71,517)	(5,000)	—

Increase (decrease) in net assets derived from capital share transactions	19,129,790	41,012,019	87,534,167	41,215,695	20,464,681	28,508,285

Net increase (decrease) in net assets	26,500,971	42,550,565	102,337,565	54,957,780	27,774,400	34,092,289

Net Assets:
Beginning of period	47,066,373	4,515,808	70,340,407	15,382,627	34,092,289	—

End of period	$73,567,344	$47,066,373	$172,677,972	$70,340,407	$61,866,689	$34,092,289

Capital share transactions — Retail Shares
Shares sold	636,062	160,782	1,128,950	1,325,369	156,914	605,522
Shares issued in reinvestment of distributions	2,766	1,486	—	12,657	—	—
Shares redeemed	(63,044)	(72,766)	(317,806)	(296,872)	(85,529)	(167,962)

Net increase (decrease)	575,784	89,502	811,144	1,041,154	71,385	437,560

Capital share transactions — Institutional Shares
Shares sold	1,574,448	2,895,052	3,671,823	1,462,806	1,264,590	1,653,709
Shares issued in reinvestment of distributions	15,339	8,609	—	15,649	—	—
Shares redeemed	(1,007,223)	(57,219)	(60,588)	(132,574)	(61,653)	(27,218)

Net increase (decrease)	582,564	2,846,442	3,611,235	1,345,881	1,202,937	1,626,491

Capital share transactions — R6 Shares
Shares sold	78	3,411	20,772	159,004	57,934	252,331
Shares issued in reinvestment of distributions	212	392	—	2,782	—	—
Shares redeemed	—	(222)	—	(5,708)	(322)	—

Net increase (decrease)	290	3,581	20,772	156,078	57,612	252,331

[1]	For the period January 2, 2020 (commencement of operations) to December 31, 2020.

44	See Notes to Financial Statements.

June 30, 2021	Baron Select Funds

STATEMENT OF CASH FLOWS (Unaudited)

FOR THE SIX MONTHS ENDED JUNE 30, 2021

Baron Partners Fund
Increase (Decrease) in Cash:
Cash Provided (Used) from Operating Activities
Net increase in net assets resulting from operations	$285,349,931
Adjustments to reconcile net increase (decease) in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(273,708,495)
Proceeds from sales of portfolio securities	387,288,552
Net purchases, sales and maturities of short term investments	(4,893,675)
Decrease in dividends and interest receivable	400,175
Decrease in prepaid expenses	264,168
Increase in accrued expenses	374,657
Increase in net unrealized depreciation on unfunded commitments	200,600
Net realized gain on investments	(318,277,323)
Change in net unrealized appreciation of investments	(2,725,179)

Net cash provided (used) by operating activities	$74,273,411

Cash Provided in Financing Activities
Proceeds from shares sold	825,803,913
Payment for shares redeemed	(1,082,633,164)
Increase in payable for borrowings against line of credit	182,500,000

Net cash provided (used) in financing activities	(74,329,251)

Net increase in cash	(55,840)
Cash at beginning of period	166,340

Cash at end of period	110,500

Supplemental cash flow information:
Interest paid	$1,366,065

See Notes to Financial Statements.	45

Baron Select Funds	June 30, 2021

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1. ORGANIZATION

Baron Select Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company established as a Delaware statutory trust on April 30, 2003, and accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The Trust currently offers 11 series (individually, a “Fund” and collectively, the “Funds”): Baron Partners Fund, Baron Focused Growth Fund, Baron Real Estate Income Fund, Baron Health Care Fund, and Baron FinTech Fund, which are non-diversified; and Baron International Growth Fund, Baron Real Estate Fund, Baron Emerging Markets Fund, Baron Global Advantage Fund, Baron WealthBuilder Fund, and Baron New Asia Fund, which are diversified. Baron WealthBuilder Fund is presented in a separate report. Baron New Asia Fund commenced investment operations on July 30, 2021 and therefore, financial information is not included in this report. Each Fund’s investment objective is to seek capital appreciation and, for Baron Real Estate Income Fund only, current income. Baron Partners Fund may employ “leverage” by borrowing money and using it to purchase additional securities. Borrowing for investment increases both investment opportunity and investment risk. Baron International Growth Fund, Baron Emerging Markets Fund, Baron Global Advantage Fund, and Baron New Asia Fund invest their assets primarily in non-U.S. companies. Baron Real Estate Fund invests its assets primarily in U.S. and non-U.S. real estate and real estate-related companies. Baron Real Estate Income Fund invests its assets in U.S. and non-U.S. real estate income-producing securities and other real estate securities. Baron Health Care Fund invests its assets primarily in equity securities engaged in the research, development, production, sale, delivery or distribution of products and services related to the health care industry. Baron FinTech Fund invests its assets primarily in securities of companies that develop, use, or rely on innovative technologies or services, for banking, lending, capital markets, financial data analytics, insurance, payments, asset management, or wealth management.

Each Fund offers Retail Shares, Institutional Shares, and R6 Shares. Each class of shares differs only in its ongoing fees, expenses and eligibility requirements. Retail Shares are offered to all investors. Institutional Shares are for investments in the amount of $1 million or more per Fund. Institutional Shares are intended for certain financial intermediaries that offer shares of Baron Funds through fee-based platforms, retirement platforms, or other platforms. R6 Shares are for investments in the amount of $5 million or more per Fund. R6 Shares are available only to qualified 401(a) plans (including 401(k) plans, Keogh plans, profit sharing plans, money purchase pension plans, target benefit plans, defined benefit pension plans, and Taft-Hartley multi-employer pension plans), endowment funds and foundations, any state, county or city, or its instrumentality, department, authority, or agency, 457 plans, including 457(a) governmental entity plans and tax-exempt plans, accounts registered to insurance companies, trust companies and bank trust departments, investment companies, both affiliated and not affiliated with BAMCO, Inc. (the “Adviser”), and any entity that is considered a corporation for tax purposes, including corporate non-qualified deferred compensation plans of such corporations. Each class of shares has equal rights to earnings and assets, except that each class bears different expenses for distribution and shareholder servicing. Each Fund’s investment income, realized and unrealized gains or losses on investments and foreign currency, and expenses other than those attributable to a specific class are allocated to each class based on its relative net assets. Each class of shares has exclusive voting rights with respect to matters that affect just that class.

Baron Partners Fund was organized originally as a limited partnership in January 1992 under the laws of the State of Delaware. Effective as of the close of business on April 30, 2003, the predecessor partnership was reorganized into a series of the Trust. Baron Partners Fund commenced operations on April 30, 2003 with a contribution of assets and liabilities, including securities-in-kind, from the predecessor partnership.

Baron Focused Growth Fund was organized originally as a limited partnership in May 1996 under the laws of the State of Delaware. Effective as of the close of business on June 30, 2008, the predecessor partnership was reorganized into a series of the Trust. Baron Focused Growth Fund commenced operations on June 30, 2008 with a contribution of assets and liabilities, including securities-in-kind, from the predecessor partnership.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the period. Actual results could differ from those estimates. Events occurring subsequent to the date of the Statements of Assets and Liabilities and through the date of issuance of the financial statements have been evaluated for adjustment to or disclosure in the financial statements.

a) Security Valuation.  The Funds’ share prices or net asset values (“NAV”) are calculated as of the scheduled close of the regular trading session (usually 4 p.m. E.T. or such other time as of which the Funds’ NAVs are calculated (the “NAV Calculation Time”)) on the New York Stock Exchange (the “Exchange”) on any day the Exchange is scheduled to be open. Portfolio securities traded on any national stock exchange are valued based on the last sale price on the exchange where such shares are principally traded. For securities traded on NASDAQ, the Funds use the NASDAQ Official Closing Price. If there are no sales on a given day, the value of the security may be the average of the most recent bid and asked quotations on such exchange or the last sale price from a prior day. Where market quotations are not readily available, or, if in the Adviser’s judgment, they do not accurately reflect the fair value of a security, or an event occurs after the market close but before the Funds are priced that materially affects the value of a security, the security will be valued by the Adviser using policies and procedures approved by the Board of Trustees (the “Board”). Some of the more common reasons that may necessitate that a security be valued using “fair value” pricing may include, but are not limited to: trading of the security has been halted or suspended; or the security has not been traded for an extended period of time. The Adviser has a Fair Valuation Committee (the “Committee”) comprised of senior management representatives and the Committee reports to the Board every quarter. Factors the Committee may consider when valuing a security include whether a current price is stale, there is recent news, the security is thinly traded, transactions are infrequent or quotations are genuine. There can be no guarantee, however, that a fair valuation used by the Funds on any given day will more accurately reflect the market value of an investment than the closing price of such investment in its market.

U.S. Government obligations, money market instruments, and other debt instruments held by the Funds with a remaining maturity of 60 days or less are generally valued at amortized cost, which approximates fair value. Debt instruments having a greater remaining maturity will be valued on the basis of prices obtained from a pricing service approved by the Board or at the mean of the bid and ask prices from the dealer maintaining an active market in that security. The value of the Funds’ investments in convertible bonds/convertible preferred stocks is determined primarily by obtaining valuations from independent pricing services based on readily available bid quotations or, if quotations are not available, by methods which include various considerations such as yields or prices of securities of comparable quality, coupon, maturity and type;

June 30, 2021	Baron Select Funds

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

2. SIGNIFICANT ACCOUNTING POLICIES (Continued)

indications as to values from dealers; and general market conditions. Other inputs used by an independent pricing service to value convertible bonds/convertible preferred stocks generally include underlying stock data, conversion premiums, listed bond and preferred stock prices and other market information which may include benchmark curves, trade execution data, sensitivity analysis, when available, or an estimated value calculated based on the price of the underlying common share on the valuation date adjusted for accrued and unpaid dividends. Open-end investment companies, including securities lending collateral invested in registered investment company money market funds, are valued at their NAV each day.

Non-U.S. equity securities traded on foreign securities exchanges are generally valued using an independent pricing vendor that provides daily fair value adjustment factors based on information such as local closing price, relevant general and sector indexes, currency fluctuations, and depositary receipts, as applicable. Securities valued using such adjustment factors are classified as Level 2 in the fair value hierarchy. The models of the independent pricing vendor generate an adjustment factor for each security, which is applied to the local closing price to adjust it for post-closing market movements up to the time the Funds are valued and translated into U.S. dollars. If the vendor does not provide an adjustment factor for a security, the security is valued based on its most recent local closing price and translated into U. S. dollars. The Adviser may also fair value securities in other situations, for example, when a particular foreign market is closed but the Funds are open. Other mutual funds may adjust the prices of their securities by different amounts.

b) Securities Transactions, Investment Income and Expense Allocation.  Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on an identified cost basis for financial reporting and federal income tax purposes. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis, which includes the accretion of discounts and amortization of premiums. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Certain dividends from foreign securities will be recorded as soon as the Funds are informed of the dividend if such information is obtained subsequent to the ex-dividend date. Distributions received from certain investments held by the Funds may be comprised of dividends, realized gains and returns of capital. The Funds originally estimate the expected classification of such payments. The amounts may subsequently be reclassified upon receipt of information from the issuer. The Funds are charged for those expenses of the Trust that are directly attributable to each Fund, such as advisory and custodian fees. Expenses that are not directly attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.

c) Single Issuer.  Single issuer risk is the possibility that factors specific to an issuer to which a Fund is exposed will affect the market prices of the issuer’s securities and therefore the NAV of the Fund. Due to the size of Baron Partners Fund’s and Baron Focused Growth Fund’s investments in Tesla, Inc. (“Tesla”), 41% and 32%, respectively, of these Fund’s net assets as of June 30, 2021, the NAVs of the Funds will be materially impacted by the price of Tesla stock.

d) Non-Diversified Portfolio.  Certain Funds are non-diversified, which means they will likely have a greater percentage of their assets in a single issuer than a diversified fund. As a result, a non-diversified Fund will likely invest a greater percentage of its assets in fewer issuers, and the performance of those issuers may have a greater effect on the Fund’s performance compared to a diversified fund. Thus, a non-diversified Fund is more likely to experience significant fluctuations in value, exposing the Fund to a greater risk of loss in any given period than a diversified fund. Additionally, non-diversified Funds may encounter difficulty liquidating securities.

e) Industry Concentration.  From time to time, market fluctuations in the value of a Fund’s investments, combined with a Fund’s non-diversified portfolio, may result in a Fund being concentrated in the securities of a single issuer or a small number of issuers, in a particular industry. As a result, this Fund will be particularly exposed to the risks of that company or industry relative to the risk exposure of investment companies holding a diversified portfolio of securities or those that seek to maintain near-index weightings in their portfolio securities. Accordingly, in those cases, a Fund will be disproportionately exposed to the market conditions, interest rates, and economic, regulatory, or financial developments that significantly affect that company or industry. For example, due to the size of Baron Partners Fund’s and Baron Focused Growth Fund’s investments in Tesla, which represent about 41% and 32%, respectively, of these Funds’ net assets as of June 30, 2021, the Funds will be more adversely impacted by negative developments affecting the automotive and energy industries, as well as governmental environmental regulations.

f) Foreign Currency Translations.  Values of assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the price of such currencies at the NAV Calculation Time. Purchases and sales of investments and dividend income are converted at the prevailing rate of exchange on the respective dates of such transactions. Net realized gain (loss) on foreign currency transactions includes gain (loss) arising from the fluctuation in the exchange rates between trade and settlement dates on security transactions and currency gain (loss) between the accrual and payment dates on dividends and foreign withholding taxes. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currency transactions on the Statements of Operations. The Funds may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

Pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are generally treated as ordinary income for U.S. federal income tax purposes.

g) Securities Lending.  The Funds may lend securities to certain brokers under the terms of a master netting agreement. Upon such loans, the Funds receive collateral which is maintained by the custodian. The Funds may pay fees to the custodian for administering the securities lending program. The Funds earn interest on such collateral and earn income in the form of negotiated lenders’ fees, both of which are included in securities lending income in the Statements of Operations. Securities loaned are required to be secured at all times by collateral equal to at least 102% of the market value of the securities loaned. Risks may arise upon entering into securities lending to the extent that the value of the collateral is less than the value of the securities loaned due to the changes in the value of collateral or the loaned securities. The collateral is marked-to-market daily and settled on the next business day. The Funds may receive collateral in the form of cash or other eligible securities, such as a letter of credit issued by a U.S. bank or securities issued or guaranteed by the U.S. government. Securities purchased with cash collateral are subject to the risks inherent in investing in these securities.

The Funds did not participate in securities lending activities during the six months ended June 30, 2021.

Baron Select Funds	June 30, 2021

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

2. SIGNIFICANT ACCOUNTING POLICIES (Continued)

h) Repurchase Agreements.  The Funds may invest in repurchase agreements, which are short term investments whereby the Funds acquire ownership of a debt security and the seller agrees to repurchase the security at a future date at a specified price. When entering into repurchase agreements, it is the Funds’ policy that their custodian take possession of the underlying collateral securities, the market value of which, at all times, equals at least 102% of the principal amount of the repurchase transaction. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited. The information required to be disclosed by FASB Accounting Standards Update No. 2011-11 for the Funds’ investments in repurchase agreements at June 30, 2021, including the fair value of the repurchase agreement and the amount of collateral, can be found in each respective Fund’s Statement of Net Assets.

i) Master Limited Partnerships.  The Funds may invest in master limited partnerships (“MLPs”). MLPs are limited partnerships or limited liability companies, whose partnership units or limited liability interests are listed and traded on a U.S. securities exchange, and are treated as publicly traded partnerships for federal income tax purposes. To qualify to be treated as a partnership for tax purposes, an MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended. These qualifying sources include interest, dividend, real property rent, gain from sale or other disposition of real property and income from activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources.

j) Special purpose acquisition company.  The Funds may acquire an interest in a special purpose acquisition company (“SPAC”) in an initial public offering (“IPO”), via a private placement or a secondary market transaction. A SPAC is typically a publicly traded company that raises investment capital via an IPO for the purpose of acquiring the equity securities of one or more existing companies via merger, combination, acquisition, or other similar transactions. To the extent the SPAC is invested in cash or similar securities, this may negatively affect a Fund’s performance if the Fund is invested in the SPAC during such period. There is no guarantee that the SPACs will complete an acquisition or that any acquisitions that are completed will be profitable. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. These transactions will require the approval of the respective shareholders and are subject to other customary closing conditions, including the receipt of certain regulatory approvals. If these conditions are not met, the SPAC’s acquisition may not close and, to the extent a Fund had committed to participate in a private placement (i.e., PIPE transaction), the Fund will no longer be obligated to fulfill its commitment.

k) Private investment in public equity.  The Funds may acquire equity securities of an issuer that are issued through a private investment in public equity (“PIPE”) transaction, including through commitments to purchase securities on a when-issued basis. A Fund will generally earmark an amount of cash or high-quality securities equal to the amount of its commitment to purchase the when-issued securities. PIPE transactions typically involve the purchase of securities directly from a publicly traded company in a private placement transaction, including securities issued by a SPAC, typically at a discount to the market price of the company’s securities. There is a risk that if the market price of the securities drops below a set threshold, the company may have to issue additional stock at a significantly reduced price, which may dilute the value of a Fund’s investment. Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restriction can last an uncertain amount of time and may be many months. Until the public registration process is completed, securities acquired via a PIPE are restricted as to resale and a Fund cannot freely trade the securities. Generally, such restrictions cause these securities to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

Publicly traded securities acquired via a PIPE transaction are typically valued at a discount to the market price of an issuer’s common stock and classified as Level 2. Discounts are applied due to certain trading restrictions imposed or a lack of marketability preceding the conversion to publicly traded securities. The primary inputs used in determining the discount are the length of the lock-up time period and volatility of the underlying security.

As of June 30, 2021, certain Funds had commitments to purchase when-issued securities through PIPE transactions with SPACs. The commitments are contingent upon the SPACs acquiring the securities of the target companies. Unrealized appreciation (depreciation) on these commitments is separately presented in the Statements of Assets and Liabilities as unrealized appreciation (depreciation) on unfunded commitments, and in the Statements of Operations as change in unrealized appreciation (depreciation) on unfunded commitments.

l) Federal and Foreign Income Taxes.  The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. None of the Funds will be subject to federal or state income taxes to the extent that they qualify as regulated investment companies and substantially all of their income is distributed.

The Funds may be subject to foreign taxes on income and gains on investments that are accrued based upon the Funds’ understanding of the tax rules and regulations that exist in the countries in which the Funds invest. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable.

m) Restricted Securities.  The Funds may invest in securities that are restricted as to public sale in accordance with the Securities Act of 1933. Such assets are valued by the Adviser pursuant to policies and procedures approved by the Board.

n) Distributions to Shareholders.  Income and capital gain distributions to shareholders are determined in accordance with income tax regulations which may differ from GAAP. These differences are primarily due to differing treatments for net investment loss, foreign currency gains and losses, non-deductible interest expense, reclassification of distributions, partnership basis adjustments, income from passive foreign investment companies, late-year loss deferral, post-October loss deferral, and wash sale loss deferral.

June 30, 2021	Baron Select Funds

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

2. SIGNIFICANT ACCOUNTING POLICIES (Continued)

o) Commitments and Contingencies.  In the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnification. The maximum exposure to the Funds under these agreements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

p) Cash and Cash Equivalents.  The Funds consider all short term liquid investments with a maturity of three months or less when purchased to be cash equivalents.

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities, other than short term securities, for the six months ended June 30, 2021 were as follows:

Fund	Purchases	Sales
Baron Partners Fund	$273,151,764	$384,726,186
Baron Focused Growth Fund	86,623,236	54,485,040
Baron International Growth Fund	115,848,543	89,618,291
Baron Real Estate Fund	936,764,719	383,167,611
Baron Emerging Markets Fund	2,261,401,838	1,095,868,711
Baron Global Advantage Fund	444,880,905	219,791,694
Baron Real Estate Income Fund	40,346,559	22,388,471
Baron Health Care Fund	114,754,137	35,176,136
Baron FinTech Fund	19,034,465	496,232

4. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

a) Investment Advisory Fees.  The Adviser, a wholly owned subsidiary of Baron Capital Group, Inc. (“BCG”), serves as investment adviser to the Funds. As compensation for services rendered, the Adviser receives a fee payable monthly from Baron Partners Fund, Baron Focused Growth Fund, Baron Real Estate Fund, and Baron Emerging Markets Fund equal to 1% per annum of the average daily net assets of the respective Fund. The Adviser receives a fee payable monthly from Baron International Growth Fund, Baron Global Advantage Fund, Baron Real Estate Income Fund, Baron Health Care Fund, and Baron FinTech Fund equal to 0.88%, 0.85%, 0.75%, 0.75% and 0.80%, respectively, per annum of the average daily net assets of the respective Fund. The Adviser has contractually agreed to reduce its fee or reimburse Fund expenses to the extent required to limit the net annual operating expense ratio (excluding portfolio transaction costs, interest, dividend and extraordinary expenses), as follows:

	Annual Operating Expense Ratio Cap

Fund	Retail Shares	Institutional Shares	R6 Shares
Baron Partners Fund	1.45%	1.20%	1.20%
Baron Focused Growth Fund	1.35%	1.10%	1.10%
Baron International Growth Fund	1.20%	0.95%	0.95%
Baron Real Estate Fund	1.35%	1.10%	1.10%
Baron Emerging Markets Fund	1.50%	1.25%	1.25%
Baron Global Advantage Fund	1.15%	0.90%	0.90%
Baron Real Estate Income Fund	1.05%	0.80%	0.80%
Baron Health Care Fund	1.10%	0.85%	0.85%
Baron FinTech Fund	1.20%	0.95%	0.95%

b) Distribution Fees.  Baron Capital, Inc. (“BCI”), a wholly owned subsidiary of BCG, is a registered limited purpose broker-dealer and the distributor of the Funds’ shares. The Funds are authorized to pay BCI a distribution fee payable monthly pursuant to a distribution plan under Rule 12b-1 of the 1940 Act equal to 0.25% per annum of the Retail Shares’ average daily net assets of the respective Funds.

c) Trustee Fees.  Certain Trustees of the Trust are interested persons (as defined by the 1940 Act) of the Trust. None of these Trustees received compensation for his or her services as a Trustee of the Trust. None of the Funds’ officers received compensation from the Funds for their services as an officer.

d) Fund Accounting and Administration Fees.  The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street”) to perform accounting and certain administrative services. State Street is compensated for fund accounting services based on a percentage of the Funds’ net assets, plus fixed annual fees for the administrative services.

e) Cross Trades.  The Funds are permitted to purchase securities from, or sell securities to, other Funds within the Trust, the funds in Baron Investment Funds Trust and other entities advised or subadvised by the Adviser, pursuant to “Cross-Trading Procedures” adopted by the Board. These procedures have been designed to ensure that any cross-trade of securities by the respective Baron Fund from or to another fund/other entity that is or could be considered an affiliate of a Fund under certain limited

Baron Select Funds	June 30, 2021

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

4. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES (Continued)

circumstances by virtue of having a common investment adviser, common officers, or common trustees complies with Rule 17a-7 under the 1940 Act. Further, as defined under these procedures, each cross-trade is effected at the current market price and with no commissions. Pursuant to these procedures, for the six months ended June 30, 2021, the Funds engaged in the following cross-trades:

	Purchases	Sales	Net Realized Gains (Losses)
Baron International Growth Fund	$760,400	$—	$—
Baron Real Estate Fund	655,481	—	—
Baron Global Advantage Fund	4,305,233	—	—
Baron Health Care Fund	985,200	—	—

f) Voluntary Payment.  The Adviser made a voluntary payment to Baron Global Advantage Fund in the amount of $162,286 to compensate the Fund for a loss incurred due to a pricing error. The impact of this payment increased the Fund’s total return by less than 0.01%.

5. LINE OF CREDIT

Baron Partners Fund participates in a committed syndicated line of credit agreement with State Street in the amount of $1 billion. Depending on the outstanding loan amount, a commitment fee of 0.15% or 0.25% per annum is incurred on the unused portion of the line of credit. The line of credit is used for investment purposes and expires on October 29, 2021. Baron Partners Fund may borrow up to the lesser of $1 billion or the maximum amount Baron Partners Fund may borrow under the 1940 Act, the limitations included in Baron Partners Fund’s prospectus, or any limit or restriction under any law or regulation to which Baron Partners Fund is subject or any agreement to which Baron Partners Fund is a party. Interest is charged to Baron Partners Fund, based on its borrowings, at a rate per annum equal to the higher of the Effective Federal Funds Rate or the one month LIBOR rate plus a margin of 0.85%. An upfront fee of 0.05% is incurred on the commitment amount. For the six months ended June 30, 2021, interest expense incurred on these loans amounted to $1,308,309. During the six months ended June 30, 2021, Baron Partners Fund had an average daily balance on the line of credit of $272.8 million at a weighted average interest rate of 0.97%. At June 30, 2021, Baron Partners Fund had an outstanding balance in the amount of $561,500,000.

The Funds (except Baron Partners Fund), together with the funds in Baron Investment Funds Trust, participate in a committed line of credit agreement with State Street to be used for temporary purposes, primarily for financing redemptions. Each fund may borrow up to the lesser of $200 million or the maximum amount each fund may borrow under the 1940 Act, the limitations included in each fund’s prospectus, or any limit or restriction under any law or regulation to which each fund is subject or any agreement to which each fund is a party; provided that the aggregate outstanding principal amount of all loans to any of the funds may not exceed $200 million. Interest is charged to each fund, based on its borrowings, at a rate per annum equal to the higher of the Overnight Bank Funding Rate plus 0.10% or the Overnight Federal Funds Rate plus 0.10%; plus a margin of 1.00%. An upfront fee of 0.05% is incurred on the commitment amount and a commitment fee of 0.20% per annum is incurred on the unused portion of the line of credit. Both fees are allocated to the participating funds based on their relative net assets. During the six months ended June 30, 2021, Baron Global Advantage Fund and Baron Real Estate Income Fund had borrowings under the line of credit and incurred interest expense of $816, and $1,343 respectively. For the 2 days during which there were borrowings, Baron Global Advantage Fund had an average daily balance on the line of credit of $12.5 million at a weighted average interest rate of 1.20%. For the 10 days during which there were borrowings, Baron Real Estate Income Fund had an average daily balance on the line of credit of $4.0 million at a weighted average interest rate of 1.22%.

6. RESTRICTED SECURITIES

At June 30, 2021, investments in securities included securities that are restricted and/or illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale and are valued pursuant to the policies and procedures for fair value pricing approved by the Board. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Funds may receive more or less than this valuation in an actual sale and that difference could be material. At June 30, 2021, the Funds held investments in restricted and/or illiquid securities that were valued pursuant to policies and procedures for fair value pricing as follows:

	Baron Partners Fund

Name of Issuer	Acquisition Date(s)	Value
Private Common Stocks
Space Exploration Technologies Corp.	9/13/2017	$100,305,096

Private Convertible Preferred Stocks
Northvolt AB	5/19/2021	7,305,856

Private Preferred Stocks
Space Exploration Technologies Corp.	11/15/2017-8/4/2020	220,593,389

Total Restricted Securities:		$328,204,341

(Cost $136,093,628)† (4.76% of Net Assets)

†	See Statements of Net Assets for cost of individual securities.

June 30, 2021	Baron Select Funds

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

6. RESTRICTED SECURITIES (Continued)

	Baron Focused Growth Fund

Name of Issuer	Acquisition Date(s)	Value
Private Common Stocks
Space Exploration Technologies Corp.	9/13/2017	$9,440,194

Private Preferred Stocks
Space Exploration Technologies Corp.	11/15/2017-8/4/2020	16,077,363

Total Restricted Securities:		$25,517,557

(Cost $9,949,836 )† (3.70% of Net Assets)

	Baron International Growth Fund

Name of Issuer	Acquisition Date(s)	Value
Common Stocks
Taboola.com Ltd.	4/30/2021	$2,290,500

(Cost $2,295,090 ) (0.32% of Net Assets)

	Baron Real Estate Fund

Name of Issuer	Acquisition Date(s)	Value
Common Stocks
Janus International Group, Inc.	4/30/2021	$13,760,000

(Cost $10,000,000) (0.77% of Net Assets)

	Baron Emerging Markets Fund

Name of Issuer	Acquisition Date(s)	Value
Common Stocks
DD3 Acquisition Corp. II	12/10/2020	$265,445

Private Common Stocks
Pine Labs PTE. Ltd.	5/17/2021	39,183,289

Private Convertible Preferred Stocks
Think & Learn Private Limited	3/31/2021	47,710,808

Total Restricted Securities:		$87,159,542

(Cost $90,041,252)† (1.00 % of Net Assets)

	Baron Global Advantage Fund

Name of Issuer	Acquisition Date(s)	Value
Common Stocks
DD3 Acquisition Corp. II	12/10/2020	$9,549,262
Taboola.com Ltd.	4/30/2021	13,238,370

Private Common Stocks
Space Exploration Technologies Corp.	3/25/2021	9,482,809

Private Convertible Preferred Stocks
Farmers Business Network, Inc.	7/31/2020	9,371,586
Resident Home, Inc.	12/3/2020	4,593,439
Rivian Automotive, Inc.	7/10/2020-1/19/2021	23,947,229
Think & Learn Private Limited	3/31/2021	28,628,352
Zymergen, Inc.	7/29/2020	3,775,031

Private Preferred Stocks
GM Cruise Holdings LLC	1/19/2021	12,267,316

Warrants
DD3 Acquisition Corp. II	12/10/2020	727,129

Total Restricted Securities:		$115,580,523

(Cost $103,827,083)† (3.99 % of Net Assets)

†	See Statements of Net Assets for cost of individual securities.

Baron Select Funds	June 30, 2021

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

7. FAIR VALUE MEASUREMENTS

Fair value is defined by GAAP as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. GAAP provides a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability. Inputs may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds’ own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1 — quoted prices in active markets for identical assets or liabilities;

•

Level 2 — prices determined using other inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.);

•

Level 3 — prices determined using unobservable inputs when quoted prices or observable inputs are unavailable, such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk or liquidity associated with investing in those securities. For example, non-U.S. securities, with markets that close hours before the Funds value their holdings, may require revised valuations to more accurately reflect their fair value. Since these values obtained from quoted prices in an active market are adjusted, such securities are reflected as Level 2.

The Funds have procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Funds primarily employ a market-based approach that may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine its fair value. The Funds may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

The following is a summary of the inputs used as of June 30, 2021 in valuing the Funds’ investments carried at fair value:

	Baron Partners Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Common Stocks†	$6,955,984,548	$164,114,333	$—	$7,120,098,881
Private Common Stocks	—	—	100,305,096	100,305,096
Private Convertible Preferred Stocks	—	—	7,305,856	7,305,856
Private Preferred Stocks	—	—	220,593,389	220,593,389
Short Term Investments	—	4,893,675	—	4,893,675

Total Investments	$6,955,984,548	$169,008,008	$328,204,341	$7,453,196,897

Unrealized appreciation (depreciation) on unfunded commitments	$—	$—	$(200,600)	$(200,600)

	Baron Focused Growth Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Common Stocks†	$616,718,457	$14,355,937	$—	$631,074,394
Private Common Stocks	—	—	9,440,194	9,440,194
Private Preferred Stocks	—	—	16,077,363	16,077,363
Short Term Investments	—	32,549,272	—	32,549,272

Total Investments	$616,718,457	$46,905,209	$25,517,557	$689,141,223

Unrealized appreciation (depreciation) on unfunded commitments	$—	$—	$154,900	$154,900

†	See Schedules of Investments for additional detailed categorizations.

June 30, 2021	Baron Select Funds

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

7. FAIR VALUE MEASUREMENTS (Continued)

	Baron International Growth Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Common Stocks†	$277,093,004	$409,461,978	$2,290,500	$688,845,482
Warrants	175,909	—	—	175,909
Convertible Bonds	—	425,977	—	425,977
Short Term Investments	—	33,446,185	—	33,446,185

Total Investments	$277,268,913	$443,334,140	$2,290,500	$722,893,553

Unrealized appreciation (depreciation) on unfunded commitments	$—	$—	$(451,750)	$(451,750)

	Baron Real Estate Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Common Stocks†	$1,676,483,883	$51,421,896	$13,760,000	$1,741,665,779
Short Term Investments	—	57,298,915	—	57,298,915

Total Investments	$1,676,483,883	$108,720,811	$13,760,000	$1,798,964,694

Unrealized appreciation (depreciation) on unfunded commitments	$—	$—	$(197,400)	$(197,400)

	Baron Emerging Markets Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Common Stocks†	$2,862,420,078	$5,258,625,606	$265,445	$8,121,311,129
Private Common Stocks	—	—	39,183,289	39,183,289
Private Convertible Preferred Stocks	—	—	47,710,808	47,710,808
Short Term Investments	—	498,116,757	—	498,116,757

Total Investments	$2,862,420,078	$5,756,742,363	$87,159,542	$8,706,321,983

Unrealized appreciation (depreciation) on unfunded commitments	$—	$—	$2,073,174	$2,073,174

	Baron Global Advantage Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Common Stocks†	$2,524,652,924	$163,412,631	$22,787,632	$2,710,853,187
Private Common Stocks	—	—	9,482,809	9,482,809
Private Convertible Preferred Stocks†	—	—	70,315,637	70,315,637
Private Preferred Stocks	—	—	12,267,316	12,267,316
Warrants†	709,119	—	727,129	1,436,248
Short Term Investments	—	82,971,185	—	82,971,185

Total Investments	$2,525,362,043	$246,383,816	$115,580,523	$2,887,326,382

Unrealized appreciation (depreciation) on unfunded commitments	$—	$—	$430,146	$430,146

†	See Schedules of Investments for additional detailed categorizations.

Baron Select Funds	June 30, 2021

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

7. FAIR VALUE MEASUREMENTS (Continued)

	Baron Real Estate Income Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Common Stocks†	$71,486,792	$—	$—	$71,486,792
Short Term Investments	—	1,954,026	—	1,954,026

Total Investments	$71,486,792	$1,954,026	$—	$73,440,818

	Baron Health Care Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Common Stocks†	$158,297,754	$—	$—	$158,297,754
Short Term Investments	—	15,423,432	—	15,423,432

Total Investments	$158,297,754	$15,423,432	$—	$173,721,186

	Baron FinTech Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Common Stocks†	$55,303,185	$3,456,624	$—	$58,759,809
Short Term Investments	—	6,338,710	—	6,338,710

Total Investments	$55,303,185	$9,795,334	$—	$65,098,519

Unrealized appreciation (depreciation) on unfunded commitments	$—	$—	$(8,208)	$(8,208)

†	See Schedules of Investments for additional detailed categorizations.

The following is a reconciliation of investments in which unobservable inputs (Level 3) were used in determining fair value:

	Baron Partners Fund

Investments in Securities	Balance as of December 31, 2020	Accrued Premiums/ Discounts	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of June 30, 2021	Change in Net Unrealized Appreciation (Depreciation) from Investments still held at June 30, 2021
Private Common Stocks
Industrials	$68,936,929	$—	$—	$31,368,167	$—	$—	$—	$—	$100,305,096	$31,368,167
Private Convertible Preferred Stocks
Industrials	—	—	—	(537,765)	7,843,621	—	—	—	7,305,856	(537,765)
Private Preferred Stocks
Industrials	151,607,760	—	—	68,985,629	—	—	—	—	220,593,389	68,985,629
Private Partnerships
Financials	197,815	—	647,600	(197,815)	—	(647,600)	—	—	—	—

Total	$220,742,504	$—	$647,600	$99,618,216	$7,843,621	$(647,600)	$—	$—	$328,204,341	$99,816,031

Unfunded commitments	$—	$—	$—	$(200,600)	$—	$—	$—	$—	$(200,600)	$(200,600)

June 30, 2021	Baron Select Funds

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

7. FAIR VALUE MEASUREMENTS (Continued)

	Baron Focused Growth Fund

Investments in Securities	Balance as of December 31, 2020	Accrued Premiums/ Discounts	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of June 30, 2021	Change in Net Unrealized Appreciation (Depreciation) from Investments still held at June 30, 2021
Private Common Stocks
Industrials	$6,487,985	$—	$—	$2,952,209	$—	$—	$—	$—	$9,440,194	$2,952,209
Private Preferred Stocks
Industrials	11,049,529	—	—	5,027,834	—	—	—	—	16,077,363	5,027,834

Total	$17,537,514	$—	$—	$7,980,043	$—	$—	$—	$—	$25,517,557	$7,980,043

Unfunded commitments	$—	$—	$—	$154,900	$—	$—	$—	$—	$154,900	$154,900

	Baron International Growth Fund

Investments in Securities	Balance as of December 31, 2020	Accrued Premiums/ Discounts	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of June 30, 2021	Change in Net Unrealized Appreciation (Depreciation) from Investments still held at June 30, 2021
Common Stocks
Communication Services	$—	$—	$—	$(4,590)	$2,295,090	$—	$—	$—	$2,290,500	$(4,590)
Information Technology	40,431	—	484,260	(40,431)	—	(484,260)	—	—	—	—

Total	$40,431	$—	$484,260	$(45,021)	$2,295,090	$(484,260)	$—	$—	$2,290,500	$(4,590)

Unfunded commitments	$—	$—	$—	$(451,750)	$—	$—	$—	$—	$(451,750)	$(451,750)

	Baron Real Estate Fund

Investments in Securities	Balance as of December 31, 2020	Accrued Premiums/ Discounts	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of June 30, 2021	Change in Net Unrealized Appreciation (Depreciation) from Investments still held at June 30, 2021
Common Stocks
Industrials	$—	$—	$—	$3,760,000	$10,000,000	$—	$—	$—	$13,760,000	$3,760,000
Real Estate[1]	31,679,993	—	5,409,871	4,233,945	—	(8,109,871)	—	(33,213,938)	—	—

Total	$31,679,993	$—	$5,409,871	$7,993,945	$10,000,000	$(8,109,871)	$—	$(33,213,938)	$13,760,000	$3,760,000

Unfunded commitments	$—	$—	$—	$(197,400)	$—	$—	$—	$—	$(197,400)	$(197,400)

[1]	Opendoor Technologies, Inc. restriction on resale was lifted on March 12, 2021.

Baron Select Funds	June 30, 2021

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

7. FAIR VALUE MEASUREMENTS (Continued)

	Baron Emerging Markets Fund

Investments in Securities	Balance as of December 31, 2020	Accrued Premiums/ Discounts	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers Into Level 3		Transfers Out of Level 3	Balance as of June 30, 2021	Change in Net Unrealized Appreciation (Depreciation) from Investments still held at June 30, 2021
Common Stocks
Special Purpose Acquisition Company	$274,196	$—	$—	$(8,751)	$—	$—	$—		$—	$265,445	$(8,751)
Private Common Stocks
Consumer Discretionary	—	—	—	(2,065,264)	49,776,072	—	—		—	47,710,808	(2,065,264)
Private Convertible Preferred Stocks
Consumer Discretionary	—	—	—	(816,711)	40,000,000	—	—		—	39,183,289	(816,711)
Warrants
Special Purpose Acquisition Company	3,529,767	—	(3,116)	(3,526,651)	—	—	—		—	—	—

Total	$3,803,963	$—	$(3,116)	$(6,417,377)	$89,776,072	$—	$—		$—	$87,159,542	$(2,890,726)

Unfunded commitments	$—	$—	$—	$2,073,174	$—	$—	$—		$—	$2,073,174	$2,073,174

	Baron Global Advantage Fund

Investments in Securities	Balance as of December 31, 2020	Accrued Premiums/ Discounts	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers Into Level 3		Transfers Out of Level 3	Balance as of June 30, 2021	Change in Net Unrealized Appreciation (Depreciation) from Investments still held at June 30, 2021
Common Stocks
Communication Services	$—	$—	$—	$(26,530)	$13,264,900	$—	$—		$—	$13,238,370	$(26,530)
Real Estate[1]	63,354,190	—	—	17,673,274	—	—	—		(81,027,464)	—	—
Special Purpose Acquisition Company	89,462	—	—	(1,008,885)	—	—	10,468,685	[2]	—	9,549,262	(1,008,885)
Private Common Stocks
Industrials	—	—	—	(517,153)	9,999,962	—	—		—	9,482,809	(517,153)
Private Convertible Preferred Stocks
Consumer Discretionary	15,229,412	—	—	5,572,009	36,367,599	—	—		—	57,169,020	5,572,009
Materials	9,866,626	—	—	3,279,991	—	—	—		—	13,146,617	3,279,991
Private Preferred Stocks
Industrials	—	—	—	119,861	12,147,455	—	—		—	12,267,316	119,861
Warrants
Special Purpose Acquisition Company	1,151,593	—	(1,017)	(1,269,080)	—	—	845,633	[2]	—	727,129	(1,269,080)

Total	$89,691,283	$—	$(1,017)	$23,823,487	$71,779,916	$—	$11,314,318		$(81,027,464)	$115,580,523	$6,150,213

Unfunded commitments	$—	$—	$—	$430,146	$—	$—	$—		$—	$430,146	$430,146

[1]	Opendoor Technologies, Inc. restriction on resale was lifted on March 12, 2021.
[2]	DD3 Common Stocks and Warrants became restricted on June 11, 2021.

June 30, 2021	Baron Select Funds

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

7. FAIR VALUE MEASUREMENTS (Continued)

	Baron FinTech Fund

Investments in Securities	Balance as of December 31, 2020	Accrued Premiums/ Discounts	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of June 30, 2021	Change in Net Unrealized Appreciation (Depreciation) from Investments still held at June 30, 2021
	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Unfunded commitments	$—	$—	$—	$(8,208)	$—	$—	$—	$—	$(8,208)	$(8,208)

Unobservable valuation inputs developed by the Adviser for significant (greater than 1% of net assets) Level 3 investments as of June 30, 2021 were as follows:

Baron Partners Fund

Sector	Company	Fair Value as of June 30, 2021	Valuation Technique	Unobservable Input	Weighted Average used on June 30, 2021	Range used on June 30, 2021
Private Common Stocks and Private Preferred Stocks: Industrials	Space Exploration Technologies Corp.	$320,898,485*	Combination of recent transaction, current value via comparable companies, and option-pricing methods	Change in the composite equity index of comparable companies	(0.21)%	(5.10)% - 1.61%
				Discount for lack of marketability	4.01%	4.01%
				Estimated volatility of the returns of equity(1)	35.11%	20.28% - 44.57%

Baron Focused Growth Fund

Sector	Company	Fair Value as of June 30, 2021	Valuation Technique	Unobservable Input	Weighted Average used on June 30, 2021	Range used on June 30, 2021
Private Common Stocks and Private Preferred Stocks: Industrials	Space Exploration Technologies Corp.	$25,517,557*	Combination of recent transaction, current value via comparable companies, and option- pricing methods	Change in the composite equity index of comparable companies	(0.21)%	(5.10)% - 1.61%
				Discount for lack of marketability	4.01%	4.01%
				Estimated volatility of the returns of equity(1)	35.11%	20.28% - 44.57%

(1)	The volatility was calculated as a simple-average of the volatilities of the individual comparable companies.
*	The fair value as of June 30, 2021 includes a third party transaction price.

8. INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

Federal income tax regulations differ from GAAP. Therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and net realized gain for financial reporting purposes. Net investment income (loss) and net realized and unrealized gain (loss) differ for financial statement and tax purposes due to differing treatments of net investment loss, foreign currency gains and losses, non-deductible interest expense, reclassification of distributions, partnership basis adjustments, income from passive foreign investment companies, late year loss deferral, post-October loss deferral and wash sale loss deferral. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Baron Select Funds	June 30, 2021

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

8. INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (Continued)

As of June 30, 2021, the components of net assets on a tax basis were as follows:

	Baron Partners Fund	Baron Focused Growth Fund	Baron International Growth Fund	Baron Real Estate Fund	Baron Emerging Markets Fund
Cost of investments	$1,883,234,137	$241,011,045	$486,291,549	$1,281,101,691	$5,974,624,773

Gross tax unrealized appreciation	5,584,799,202	450,752,379	243,462,659	521,239,512	2,830,541,905
Gross tax unrealized depreciation	(14,836,442)	(2,622,201)	(6,860,655)	(3,376,509)	(98,844,695)

Net tax unrealized appreciation (depreciation)	5,569,962,760	448,130,178	236,602,004	517,863,003	2,731,697,210
Net tax unrealized currency appreciation (depreciation)	—	—	(1,483,466)	—	(41,305,721)
Net unrealized appreciation (depreciation) on unfunded commitments	(200,600)	154,900	(451,750)	(197,400)	2,073,174
Undistributed (accumulated) ordinary income (loss)	(36,180,208)	(3,611,136)	1,394,870	(759,492)	5,020,223
Undistributed (accumulated) net realized gain (loss)	633,983,584	51,360,776	13,519,707	127,963,794	(253,394,417)
Paid-in capital	724,111,095	193,613,832	472,520,283	1,138,277,550	6,237,443,531

Net Assets	$6,891,676,631	$689,648,550	$722,101,648	$1,783,147,455	$8,681,534,000

	Baron Global Advantage Fund	Baron Real Estate Income Fund	Baron Health Care Fund	Baron FinTech Fund
Cost of investments	$1,782,553,666	$64,031,507	$142,394,137	$52,190,512

Gross tax unrealized appreciation	1,130,682,243	9,494,185	31,333,825	13,150,468
Gross tax unrealized depreciation	(25,909,527)	(84,874)	(6,776)	(242,461)

Net tax unrealized appreciation (depreciation)	1,104,772,716	9,409,311	31,327,049	12,908,007
Net tax unrealized currency appreciation (depreciation)	(569,649)	—	195	(86)
Net unrealized appreciation (depreciation) on unfunded commitments	430,146	—	—	(8,208)
Undistributed (accumulated) ordinary income (loss)	(16,368,134)	104,774	(437,153)	(137,820)
Undistributed (accumulated) net realized gain (loss)	(27,952,619)	72,049	364,836	139,466
Paid-in capital	1,835,292,507	63,981,210	141,423,045	48,965,330

Net Assets	$2,895,604,967	$73,567,344	$172,677,972	$61,866,689

As of December 31, 2020, the Funds had capital loss carryforwards expiring as follows:

	Baron Partners Fund	Baron Focused Growth Fund	Baron International Growth Fund	Baron Real Estate Fund	Baron Emerging Markets Fund
Short term:
No expiration date	$—	$	$11,630,957	$—	$166,852,641

Long term:
No expiration date	$—	$	$—	$—	$312,078,849

	Baron Global Advantage Fund	Baron Real Estate Income Fund		Baron Health Care Fund	Baron FinTech Fund
Short term:
No expiration date	$30,576,285	$228,185	[1]	$—	$—

Long term:
No expiration date	$382,453	$—		$—	$—

[1]	Future utilization of losses may be subject to limitations under current tax laws.

June 30, 2021	Baron Select Funds

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

8. INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (Continued)

The tax character of distributions paid during the six months ended June 30, 2021 and for the year ended December 31, 2020 was as follows:

	Six Months Ended June 30, 2021		Year Ended December 31, 2020

Fund	Ordinary[1]	Long Term Capital Gain	Ordinary[1]	Long Term Capital Gain
Baron Partners Fund	$—	$—	$—	$238,741,733
Baron Focused Growth Fund	—	—	—	17,513,194
Baron International Growth Fund	—	—	591,738	—
Baron Real Estate Fund	—	—	8,814,350	49,370,196
Baron Emerging Markets Fund	—	—	—	—
Baron Global Advantage Fund	—	—	—	—
Baron Real Estate Income Fund	292,609	—	136,520	—
Baron Health Care Fund	—	—	535,028	—
Baron FinTech Fund	—	—	—	—

[1]	For tax purposes, short-term capital gains are considered ordinary income distributions.

The Funds follow the provisions of FASB Codification Section 740 (“ASC Section 740”) “Accounting for Uncertainty in Income Taxes” which clarifies the accounting for uncertainty in tax positions taken or expected to be taken on a tax return. ASC Section 740 sets forth a threshold for financial statement recognition, measurement and disclosure of tax positions taken or expected to be taken on a tax return. The Funds are required to recognize the tax effects of certain tax positions under a “more likely than not” standard, that based on their technical merits, have more than 50% likelihood of being sustained upon examination. Management has analyzed the tax positions taken on the Funds’ federal income tax returns for all open years (current and prior three years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. At June 30, 2021, the Funds did not have any uncertain tax benefits that require recognition, de-recognition or disclosure. The Funds’ federal, state and local income and federal excise tax returns for which the applicable statutes of limitations have not expired (current and prior three years) are subject to examination by the Internal Revenue Service and state departments of revenue.

9. OWNERSHIP CONCENTRATION

As of June 30, 2021, the officers, trustees and portfolio managers owned, directly or indirectly, 64.59% of Baron Focused Growth Fund, 10.07% of Baron Health Care Fund, and 19.52% of Baron FinTech Fund. As a result of their ownership, these investors may be able to materially affect the outcome of matters presented to Baron Focused Growth Fund, Baron Health Care Fund, and Baron FinTech Fund shareholders.

10. TRANSACTIONS IN “AFFILIATED” COMPANIES1

Baron Real Estate Fund

Name of issuer	Value at December 31, 2020	Purchase Cost	Sales Proceeds	Change in Net Unrealized Appreciation (Depreciation)	Realized Gains/ (Losses)	Dividend Income	Shares Held at June 30, 2021	Value at June 30, 2021	% of Net Assets at June 30, 2021
“Affiliated” Company as of June 30, 2021:
Fifth Wall Acquisition Corp. I	$—	$28,607,896	$—	$6,294,659	$—	$—	2,835,301	$34,902,555	1.96%

No longer an “Affiliated” Company as of June 30, 2021:
RXR Acquisition Corp.	$—	$19,655,540	$6,664,668	$(51,622)	$(85,332)	$—	1,290,554	$12,853,918	0.72%

[1]

An “Affiliated” company (“affiliated person” as defined in the 1940 Act) is a company in which a Fund held 5% or more of the company’s outstanding voting securities at any time during the six months ended June 30, 2021.

Baron Select Funds	June 30, 2021

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

10. TRANSACTIONS IN “AFFILIATED” COMPANIES1 (Continued)

Baron Global Advantage Fund

Name of issuer	Value at December 31, 2020	Purchase Cost/ Transfer In	Sales Proceeds/ Transfer Out	Change in Net Unrealized Appreciation (Depreciation)	Realized Gains/ (Losses)	Dividend Income	Shares Held at June 30, 2021	Value at June 30, 2021	% of Net Assets at June 30, 2021
“Affiliated” Company as of June 30, 2021:
DD3 Acquisition Corp. II Common Stocks	$—	$10,468,685	$—	$(1,006,030)	$—	$—	996,069	$9,462,655	0.33%
DD3 Acquisition Corp. II Forward Shares	257,209	—	—	(257,209)	—	—	—	—	0.00%
DD3 Acquisition Corp. II Founders Shares	894,384	—	—	(893,367)	(1,017)	—	—	—	0.00%
DD3 Acquisition Corp. II Private Units	89,462	—	—	(2,855)	—	—	8,652	86,607	0.00%
DD3 Acquisition Corp. II Units[2]	10,458,725	—	11,314,318	855,593	—	—	—	—	0.00%
DD3 Acquisition Corp. II, Warrants Exp 12/10/2027	—	845,633	—	(118,504)	—	—	498,034	727,129	0.03%
Sarissa Capital Acquisition Corp.	15,908,693	—	—	(343,568)	—	—	1,493,774	15,565,125	0.54%

	$27,608,473	$11,314,318	$11,314,318	$(1,765,940)	$(1,017)	$—		$25,841,516

[1]

An “Affiliated” company (“affiliated person” as defined in the 1940 Act) is a company in which a Fund held 5% or more of the company’s outstanding voting securities at any time during the six months ended June 30, 2021.

[2]	Separation of Units to Common Stocks and Warrants on January 28, 2021.

11. COVID-19 RISK

The coronavirus disease 2019 (COVID-19) global pandemic and the aggressive responses taken by many governments or voluntarily imposed by private parties, including closing borders, restricting travel and imposing prolonged quarantines or similar restrictions, as well as the closure of, or operational changes to, many retail and other businesses, have had negative impacts, and general uncertainty on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.

12. EXECUTIVE ORDER ON SECURITIES INVESTMENTS THAT FINANCE COMMUNIST CHINESE MILITARY COMPANIES

On November 12, 2020, the President of the United States issued an Executive Order (the “Order”) to prohibit, beginning January 11, 2021, U.S. persons (which includes the Funds) from transacting in certain securities and derivatives of publicly traded securities of any of 31 companies designated as a “Communist Chinese military company” (collectively with securities of certain subsidiaries of such companies and related depositary receipts that may be covered by the Order, “CCMC Securities”) by the U.S. Department of Defense (the “DOD”) or the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”), unless such transactions are for purposes of divestment and occur through November 11, 2021. In the weeks following the issuance of the Order, the DOD designated an additional 13 companies as CCMCs, bringing the current total to 44 companies designated to date. Also subsequent to issuance of the Order, OFAC extended the effective date of the trading ban from January 11, 2021 to January 28, 2021. In addition, U.S. persons also are prohibited from transacting in newly designated CCMC Securities 60 days after such designation. As clarified by an amendment to the Order dated January 13, 2021, and subsequent guidance from OFAC, U.S. persons may divest their holdings in the 31 CCMCs initially designated at any time through November 11, 2021 (and have 365 days from date of designation to divest their holdings in other CCMCs).

OFAC subsequently published, on several occasions, guidance regarding compliance with the Order, including several “Frequently Asked Questions” (FAQs) style publications addressing the scope of, and interpretive matters regarding, compliance with the Order, as well as the Order’s application to U.S. funds that hold CCMC Securities (i.e., including mutual funds that hold CCMC Securities regardless of the size of the position relative to a fund’s total assets). Certain interpretive issues related to compliance with the Order remain open, including to what extent a U.S. person could be held liable for failing to identify an unlisted entity whose name “close matches the name” of an entity designated as a Communist Chinese military company.

A Fund’s holdings in CCMC Securities may adversely impact the Fund’s performance. The extent of any impact will depend on future developments, including a Fund’s ability to sell the CCMC Securities, valuation of the CCMC Securities, modifications to the Order, the issuance of additional or different interpretive guidance regarding compliance with the Order, and the duration of the Order, all of which are highly uncertain. Fund management will continue to monitor developments relating to the Order.

During the six months ended June 30, 2021, none of the Funds owned any CCMC Securities.

June 30, 2021	Baron Select Funds

FINANCIAL HIGHLIGHTS

BARON PARTNERS FUND

Selected data for a share outstanding throughout each period:

		Income (loss) from investment operations:			Less distributions to shareholders from:					Ratios to Average Net Assets:						Supplemental Data:

	Net asset value, beginning of period ($)	Net investment income (loss) ($)	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	Net investment income ($)	Net realized gain on investments ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)	Total expenses (%)		Less: interest expense (%)	Operating expenses (%)		Net investment income (loss) (%)	Net assets (in millions), end of period ($)	Portfolio turnover rate (%)

RETAIL SHARES

Six Months Ended June 30,

2021	164.18	(0.98)[1]	8.03	7.05	0.00	0.00	0.00	171.23	4.29 [2]	1.36	[3]	(0.04)[3]	1.32	[3]	(1.16)[3]	3,181.1	3.79	[2]

Year Ended December 31,

2020	69.04	(1.12)[1]	102.29	101.17	0.00	(6.03)	(6.03)	164.18	148.56	1.56		(0.25)	1.31		(1.18)	3,219.4	10.70

2019	47.77	(0.75)[1]	22.20	21.45	0.00	(0.18)	(0.18)	69.04	44.97	2.22		(0.90)	1.32		(1.29)	1,353.6	7.97

2018	48.75	(0.61)[1]	(0.37)	(0.98)	0.00	0.00	0.00	47.77	(2.01)	2.03		(0.71)	1.32		(1.13)	1,016.2	8.09

2017	37.06	(0.38)[1]	12.07	11.69	0.00	0.00	0.00	48.75	31.54	1.79		(0.45)	1.34		(0.84)	1,101.7	26.19

2016	35.62	(0.11)[1]	1.55	1.44	0.00	0.00	0.00	37.06	4.04	1.78		(0.43)	1.35		(0.31)	913.9	15.59

2015	36.74	(0.05)[1]	(0.95)	(1.00)	(0.12)	0.00	(0.12)	35.62	(2.71)	1.52		(0.20)	1.32		(0.13)	1,107.5	17.08

2014	33.32	0.23 [1]	3.19	3.42	0.00	0.00	0.00	36.74	10.26	1.51		(0.19)	1.32		0.66	1,256.3	30.82

2013	22.56	(0.19)[1]	10.95	10.76	0.00	0.00	0.00	33.32	47.69	1.67		(0.29)	1.38		(0.66)	1,125.6	18.57

2012	19.39	(0.04)[1]	3.21	3.17	0.00	0.00	0.00	22.56	16.35	1.74		(0.34)	1.40		(0.18)	653.7	13.04

INSTITUTIONAL SHARES

Six Months Ended June 30,

2021	169.04	(0.78)[1]	8.27	7.49	0.00	0.00	0.00	176.53	4.43 [2]	1.10	[3]	(0.04)[3]	1.06	[3]	(0.90)[3]	3,214.7	3.79	[2]

Year Ended December 31,

2020	70.82	(0.92)[1]	105.17	104.25	0.00	(6.03)	(6.03)	169.04	149.18	1.30		(0.25)	1.05		(0.93)	3,191.4	10.70

2019	48.86	(0.62)[1]	22.76	22.14	0.00	(0.18)	(0.18)	70.82	45.38	1.96		(0.90)	1.06		(1.03)	1,187.0	7.97

2018	49.73	(0.49)[1]	(0.38)	(0.87)	0.00	0.00	0.00	48.86	(1.75)	1.77		(0.71)	1.06		(0.88)	815.6	8.09

2017	37.70	(0.27)[1]	12.30	12.03	0.00	0.00	0.00	49.73	31.91	1.53		(0.45)	1.08		(0.58)	854.9	26.19

2016	36.15	(0.02)[1]	1.57	1.55	0.00	0.00	0.00	37.70	4.29	1.52		(0.43)	1.09		(0.05)	645.3	15.59

2015	37.28	0.04 [1]	(0.95)	(0.91)	(0.22)	0.00	(0.22)	36.15	(2.43)	1.26		(0.20)	1.06		0.11	793.3	17.08

2014	33.72	0.25 [1]	3.31	3.56	0.00	0.00	0.00	37.28	10.56	1.26		(0.20)	1.06		0.69	681.5	30.82

2013	22.78	(0.12)[1]	11.06	10.94	0.00	0.00	0.00	33.72	48.02	1.41		(0.30)	1.11		(0.41)	349.0	18.57

2012	19.52	0.04 [1]	3.22	3.26	0.00	0.00	0.00	22.78	16.70	1.48		(0.35)	1.13		0.18	146.5	13.04

R6 SHARES

Six Months Ended June 30,

2021	169.03	(0.78)[1]	8.27	7.49	0.00	0.00	0.00	176.52	4.43 [2]	1.10	[3]	(0.04)[3]	1.06	[3]	(0.90)[3]	495.9	3.79	[2]

Year Ended December 31,

2020	70.82	(0.91)[1]	105.15	104.24	0.00	(6.03)	(6.03)	169.03	149.16	1.30		(0.25)	1.05		(0.93)	465.0	10.70

2019	48.86	(0.62)[1]	22.76	22.14	0.00	(0.18)	(0.18)	70.82	45.38	1.96		(0.90)	1.06		(1.03)	186.9	7.97

2018	49.73	(0.46)[1]	(0.41)	(0.87)	0.00	0.00	0.00	48.86	(1.75)	1.79		(0.73)	1.06		(0.82)	123.4	8.09

2017	37.71	(0.26)[1]	12.28	12.02	0.00	0.00	0.00	49.73	31.88	1.52		(0.45)	1.07		(0.55)	15.5	26.19

2016 [4]	38.61	(0.01)[1]	(0.89)	(0.90)	0.00	0.00	0.00	37.71	(2.33)[2]	1.62	[3]	(0.53)[3]	1.09	[3]	(0.04)[3]	8.3	15.59

[1]	Based on average shares outstanding.
[2]	Not Annualized.
[3]	Annualized.
[4]	For the period August 31, 2016 (initial offering of R6 Shares) to December 31, 2016.

See Notes to Financial Statements.	61

Baron Select Funds	June 30, 2021

FINANCIAL HIGHLIGHTS (Unaudited) (Continued)

BARON FOCUSED GROWTH FUND

Selected data for a share outstanding throughout each period:

		Income (loss) from investment operations:			Less distributions to shareholders from:						Ratios to Average Net Assets:						Supplemental Data:

	Net asset value, beginning of period ($)	Net investment income (loss) ($)	Net realized and unrealized gain (loss) ($)	Total from investment operations ($)	Net investment income ($)	Net realized gain on investments ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)		Operating expenses (%)		Less: Reimbursement of expenses by Adviser (%)	Net operating expenses (%)		Net investment income (loss) (%)	Net assets (in millions), end of period ($)	Portfolio turnover rate (%)

RETAIL SHARES

Six Months Ended June 30,

2021	43.36	(0.28)[1]	1.32	1.04	0.00	0.00	0.00	44.40	2.40	[4]	1.32	[5]	0.00	1.32	[5]	(1.25)[5]	176.3	8.58	[4]

Year Ended December 31,

2020	20.18	(0.32)[1]	24.74	24.42	0.00	(1.24)	(1.24)	43.36	122.21		1.35		0.00	1.35		(1.15)	157.7	18.09

2019	15.81	(0.12)[1]	4.85	4.73	0.00	(0.36)	(0.36)	20.18	30.03	[3]	1.39	[8]	(0.04)	1.35		(0.67)	49.1	4.53

2018	15.38	(0.08)[1]	0.68	0.60	0.00	(0.17)	(0.17)	15.81	3.75	[3]	1.39	[8]	(0.04)	1.35		(0.49)	40.9	1.85

2017	12.43	(0.09)[1]	3.36	3.27	(0.00)[2]	(0.32)	(0.32)	15.38	26.36	[3]	1.40		(0.05)	1.35		(0.64)	42.4	11.48

2016	13.09	0.01 [1]	0.08	0.09	0.00	(0.75)	(0.75)	12.43	0.67	[3]	1.43		(0.08)	1.35		0.11	37.7	14.31

2015	14.21	(0.01)[1]	(0.35)	(0.36)	(0.02)	(0.74)	(0.76)	13.09	(2.42)[3]		1.39		(0.04)	1.35		(0.10)	43.7	12.18

2014	13.97	0.04 [1]	0.29	0.33	0.00	(0.09)	(0.09)	14.21	2.35	[3]	1.39		(0.04)	1.35		0.31	46.1	36.92

2013	11.26	(0.07)[1]	2.95	2.88	(0.17)	0.00	(0.17)	13.97	25.69	[3]	1.42		(0.07)	1.35		(0.53)	47.6	33.67

2012	9.71	0.24 [1]	1.31	1.55	0.00	0.00	0.00	11.26	15.96	[3]	1.48		(0.13)	1.35		2.30	31.4	38.38

INSTITUTIONAL SHARES

Six Months Ended June 30,

2021	44.56	(0.22)[1]	1.35	1.13	0.00	0.00	0.00	45.69	2.54	[4]	1.05	[5]	0.00	1.05	[5]	(0.98)[5]	235.1	8.58	[4]

Year Ended December 31,

2020	20.67	(0.24)[1]	25.37	25.13	0.00	(1.24)	(1.24)	44.56	122.75		1.07		0.00	1.07		(0.88)	233.7	18.09

2019	16.15	(0.08)[1]	4.96	4.88	0.00	(0.36)	(0.36)	20.67	30.33	[3]	1.11	[8]	(0.01)	1.10		(0.42)	91.3	4.53

2018	15.66	(0.05)[1]	0.71	0.66	0.00	(0.17)	(0.17)	16.15	4.07		1.09	[8]	0.00	1.09		(0.30)	70.7	1.85

2017	12.63	(0.06)[1]	3.41	3.35	(0.00)[2]	(0.32)	(0.32)	15.66	26.59	[3]	1.12		(0.02)	1.10		(0.39)	127.8	11.48

2016	13.25	0.05 [1]	0.08	0.13	0.00	(0.75)	(0.75)	12.63	0.97	[3]	1.13		(0.03)	1.10		0.37	128.9	14.31

2015	14.37	0.02 [1]	(0.34)	(0.32)	(0.06)	(0.74)	(0.80)	13.25	(2.12)		1.09		0.00	1.09		0.16	140.5	12.18

2014	14.10	0.08 [1]	0.28	0.36	0.00	(0.09)	(0.09)	14.37	2.54		1.09		0.00	1.09		0.56	149.2	36.92

2013	11.35	(0.04)[1]	2.99	2.95	(0.20)	0.00	(0.20)	14.10	26.09	[3]	1.12		(0.02)	1.10		(0.28)	148.4	33.67

2012	9.77	0.26 [1]	1.32	1.58	0.00	0.00	0.00	11.35	16.17	[3]	1.16		(0.06)	1.10		2.53	87.9	38.38

R6 SHARES

Six Months Ended June 30,

2021	44.59	(0.22)[1]	1.35	1.13	0.00	0.00	0.00	45.72	2.53	[4]	1.05	[5]	0.00	1.05	[5]	(0.98)[5]	278.2	8.58	[4]

Year Ended December 31,

2020	20.68	(0.24)[1]	25.39	25.15	0.00	(1.24)	(1.24)	44.59	122.78		1.07		0.00	1.07		(0.87)	271.3	18.09

2019	16.16	(0.07)[1]	4.95	4.88	0.00	(0.36)	(0.36)	20.68	30.31		1.10	[8]	0.00	1.10		(0.40)	122.0	4.53

2018	15.67	(0.03)[1]	0.69	0.66	0.00	(0.17)	(0.17)	16.16	4.07	[3]	1.10	[8]	(0.00)[7]	1.10		(0.18)	92.2	1.85

2017	12.63	(0.06)[1]	3.42	3.36	(0.00)[2]	(0.32)	(0.32)	15.67	26.67	[3]	1.10		(0.00)[7]	1.10		(0.38)	22.6	11.48

2016[6]	13.87	0.02 [1]	(0.51)	(0.49)	0.00	(0.75)	(0.75)	12.63	(3.55)[3,4]		1.14	[5]	(0.04)[5]	1.10	[5]	0.53 [5]	8.6	14.31

[1]	Based on average shares outstanding.
[2]	Less than $0.01 per share.
[3]	The total returns would have been lower had certain expenses not been reduced during the period shown.
[4]	Not Annualized.
[5]	Annualized.
[6]	For the period August 31, 2016 (initial offering of R6 Shares) to December 31, 2016.
[7]	Less than 0.01%.
[8]	Interest expense rounds to less than 0.01%.

62	See Notes to Financial Statements.

June 30, 2021	Baron Select Funds

FINANCIAL HIGHLIGHTS (Unaudited) (Continued)

BARON INTERNATIONAL GROWTH FUND

Selected data for a share outstanding throughout each period:

		Income (loss) from investment operations:				Less distributions to shareholders from:						Ratios to Average Net Assets:						Supplemental Data:

	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net realized and unrealized gain (loss) ($)	Total from investment operations ($)	Net investment income ($)	Net realized gain on investments ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)		Operating expenses (%)		Less: Reimbursement of expenses by Adviser (%)	Net operating expenses (%)		Net investment income (loss) (%)	Net assets (in millions), end of period ($)	Portfolio turnover rate (%)

RETAIL SHARES

Six Months Ended June 30,

2021	31.97	0.03	[1]	3.46	3.49	0.00	0.00	0.00	35.46	10.92	[3,4]	1.24	[5]	(0.04)[5]	1.20	[5]	0.18 [5]	95.3	14.23	[4]

Year Ended December 31,

2020	24.50	(0.01)[1]		7.49	7.48	(0.01)	0.00	(0.01)	31.97	30.52	[3]	1.28		(0.08)	1.20		(0.05)	85.5	41.13

2019	19.00	0.01	[1]	5.51	5.52	(0.01)	(0.01)	(0.02)	24.50	29.06	[3]	1.31		(0.11)	1.20		0.06	82.0	56.52

2018	23.90	(0.01)[1]		(4.21)	(4.22)	0.00	(0.68)	(0.68)	19.00	(17.90)[3]		1.34	[7]	(0.14)	1.20		(0.03)	59.8	50.83

2017	18.09	(0.06)[1]		6.72	6.66	0.00	(0.85)	(0.85)	23.90	36.94	[3]	1.51		(0.14)	1.37		(0.28)	56.5	31.44

2016	18.05	(0.03)[1]		0.24	0.21	(0.01)	(0.16)	(0.17)	18.09	1.14	[3]	1.65		(0.15)	1.50		(0.16)	41.8	38.90

2015	17.94	0.03	[1]	0.19	0.22	(0.08)	(0.03)	(0.11)	18.05	1.23	[3]	1.59		(0.09)	1.50		0.15	44.9	42.85

2014	18.91	0.03	[1]	(0.46)	(0.43)	(0.00)[2]	(0.54)	(0.54)	17.94	(2.33)[3]		1.63		(0.13)	1.50		0.14	53.0	34.67

2013	15.55	(0.01)[1]		3.37	3.36	0.00	0.00	0.00	18.91	21.61	[3]	1.74		(0.24)	1.50		(0.05)	17.0	40.60

2012	13.20	(0.02)[1]		2.37	2.35	0.00	0.00	0.00	15.55	17.80	[3]	1.78		(0.28)	1.50		(0.16)	15.6	39.02

INSTITUTIONAL SHARES

Six Months Ended June 30,

2021	32.51	0.08	[1]	3.51	3.59	0.00	0.00	0.00	36.10	11.04	[3,4]	0.97	[5]	(0.02)[5]	0.95	[5]	0.45 [5]	466.3	14.23	[4]

Year Ended December 31,

2020	24.88	0.06	[1]	7.61	7.67	(0.04)	0.00	(0.04)	32.51	30.83	[3]	1.01		(0.06)	0.95		0.25	362.9	41.13

2019	19.29	0.06	[1]	5.61	5.67	(0.07)	(0.01)	(0.08)	24.88	29.39	[3]	1.04		(0.09)	0.95		0.27	223.6	56.52

2018	24.19	0.06	[1]	(4.28)	(4.22)	0.00	(0.68)	(0.68)	19.29	(17.68)[3]		1.07	[7]	(0.12)	0.95		0.26	154.2	50.83

2017	18.25	(0.01)[1]		6.80	6.79	0.00	(0.85)	(0.85)	24.19	37.33	[3]	1.23		(0.12)	1.11		(0.06)	110.8	31.44

2016	18.17	0.01	[1]	0.24	0.25	(0.01)	(0.16)	(0.17)	18.25	1.35	[3]	1.36		(0.11)	1.25		0.07	45.4	38.90

2015	18.09	0.08	[1]	0.19	0.27	(0.16)	(0.03)	(0.19)	18.17	1.48	[3]	1.31		(0.06)	1.25		0.41	53.7	42.85

2014	19.05	0.12	[1]	(0.50)	(0.38)	(0.04)	(0.54)	(0.58)	18.09	(2.07)[3]		1.34		(0.09)	1.25		0.64	52.3	34.67

2013	15.63	0.03	[1]	3.39	3.42	(0.00)[2]	0.00	(0.00)[2]	19.05	21.89	[3]	1.37		(0.12)	1.25		0.20	45.4	40.60

2012	13.25	0.01	[1]	2.40	2.41	(0.03)	0.00	(0.03)	15.63	18.17	[3]	1.40		(0.15)	1.25		0.09	39.0	39.02

R6 SHARES

Six Months Ended June 30,

2021	32.49	0.07	[1]	3.52	3.59	0.00	0.00	0.00	36.08	11.05	[3,4]	0.97	[5]	(0.02)[5]	0.95	[5]	0.42 [5]	160.5	14.23	[4]

Year Ended December 31,

2020	24.88	0.04	[1]	7.61	7.65	(0.04)	0.00	(0.04)	32.49	30.75	[3]	0.98		(0.03)	0.95		0.15	163.5	41.13

2019	19.29	0.06	[1]	5.61	5.67	(0.07)	(0.01)	(0.08)	24.88	29.39	[3]	1.03		(0.08)	0.95		0.28	17.7	56.52

2018	24.19	0.07	[1]	(4.29)	(4.22)	0.00	(0.68)	(0.68)	19.29	(17.68)[3]		1.06	[7]	(0.11)	0.95		0.31	12.4	50.83

2017	18.25	(0.02)[1]		6.81	6.79	0.00	(0.85)	(0.85)	24.19	37.33	[3]	1.22		(0.12)	1.10		(0.10)	0.8	31.44

2016[6]	19.15	(0.02)[1]		(0.71)	(0.73)	(0.01)	(0.16)	(0.17)	18.25	(3.83)[3,4]		1.38	[5]	(0.14)[5]	1.24	[5]	(0.31)[5]	0.4	38.90

[1]	Based on average shares outstanding.
[2]	Less than $0.01 per share.
[3]	The total returns would have been lower had certain expenses not been reduced during the period shown.
[4]	Not Annualized.
[5]	Annualized.
[6]	For the period August 31, 2016 (initial offering of R6 Shares) to December 31, 2016.
[7]	Interest expense rounds to less than 0.01%.

See Notes to Financial Statements.	63

Baron Select Funds	June 30, 2021

FINANCIAL HIGHLIGHTS (Unaudited) (Continued)

BARON REAL ESTATE FUND

Selected data for a share outstanding throughout each period:

		Income (loss) from investment operations:				Less distributions to shareholders from:						Ratios to Average Net Assets:						Supplemental Data:

	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net realized and unrealized gain (loss) ($)	Total from investment operations ($)	Net investment income ($)	Net realized gain on investments ($)	Return of capital ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)	Operating expenses (%)		Less: Reimbursement of expenses by Adviser (%)	Net operating expenses (%)		Net investment income (loss) (%)	Net assets (in millions), end of period ($)	Portfolio turnover rate (%)

RETAIL SHARES

Six Months Ended June 30,

2021	35.21	(0.06)[1]		5.73	5.67	0.00	0.00	0.00	0.00	40.88	16.10 [4]	1.32	[5]	0.00	1.32	[5]	(0.31)[5]	481.1	27.65	[4]

Year Ended December 31,

2020	26.18	(0.10)[1]		11.34	11.24	(0.00)[2]	(2.21)	0.00	(2.21)	35.21	43.85	1.34		0.00	1.34		(0.36)	321.8	71.46

2019	20.77	(0.03)[1]		9.08	9.05	0.00	(3.64)	0.00	(3.64)	26.18	44.11	1.33	[7]	0.00	1.33		(0.10)	246.9	53.44

2018	29.58	(0.03)[1]		(6.28)	(6.31)	0.00	(2.50)	0.00	(2.50)	20.77	(22.22)	1.32	[7]	0.00	1.32		(0.10)	213.0	56.47

2017	23.67	0.00	[1,2]	7.32	7.32	0.00	(1.41)	0.00	(1.41)	29.58	31.04	1.32		0.00	1.32		0.01	426.7	44.56

2016	24.24	(0.02)[1]		(0.47)	(0.49)	0.00	(0.08)	0.00	(0.08)	23.67	(2.01)	1.33		0.00	1.33		(0.07)	434.0	55.50

2015	25.92	(0.06)[1]		(1.14)	(1.20)	(0.01)	(0.47)	0.00	(0.48)	24.24	(4.65)	1.31		0.00	1.31		(0.23)	788.9	50.50

2014	22.25	0.04	[1]	3.66	3.70	(0.03)	0.00	0.00	(0.03)	25.92	16.61	1.32		0.00	1.32		0.17	782.8	24.40

2013	17.52	(0.05)[1]		4.80	4.75	0.00	(0.02)	0.00	(0.02)	22.25	27.12	1.35		0.00	1.35		(0.23)	539.5	19.36

2012	12.51	0.01	[1]	5.31	5.32	0.00	(0.31)	0.00	(0.31)	17.52	42.60 [3]	1.76		(0.41)	1.35		0.07	53.6	30.14

INSTITUTIONAL SHARES

Six Months Ended June 30,

2021	36.02	(0.00)[1,2]		5.85	5.85	0.00	0.00	0.00	0.00	41.87	16.24 [4]	1.06	[5]	0.00	1.06	[5]	(0.02)[5]	1,274.7	27.65	[4]

Year Ended December 31,

2020	26.68	(0.03)[1]		11.60	11.57	(0.02)	(2.21)	0.00	(2.23)	36.02	44.28	1.08		0.00	1.08		(0.10)	705.4	71.46

2019	21.10	0.04	[1]	9.22	9.26	(0.04)	(3.64)	0.00	(3.68)	26.68	44.44	1.08	[7]	0.00	1.08		0.15	360.2	53.44

2018	30.01	0.05	[1]	(6.39)	(6.34)	(0.07)	(2.50)	0.00	(2.57)	21.10	(22.04)	1.06	[7]	0.00	1.06		0.17	320.9	56.47

2017	23.93	0.07	[1]	7.42	7.49	0.00	(1.41)	0.00	(1.41)	30.01	31.42	1.06		0.00	1.06		0.26	657.6	44.56

2016	24.51	0.04	[1]	(0.47)	(0.43)	0.00	(0.08)	(0.07)	(0.15)	23.93	(1.75)	1.07		0.00	1.07		0.19	514.6	55.50

2015	26.14	0.01	[1]	(1.16)	(1.15)	(0.01)	(0.47)	0.00	(0.48)	24.51	(4.42)	1.06		0.00	1.06		0.04	992.8	50.50

2014	22.43	0.11	[1]	3.68	3.79	(0.08)	0.00	0.00	(0.08)	26.14	16.93	1.06		0.00	1.06		0.44	919.7	24.40

2013	17.64	0.03	[1]	4.81	4.84	(0.00)[2]	(0.02)	(0.03)	(0.05)	22.43	27.48	1.09		0.00	1.09		0.15	486.1	19.36

2012	12.56	0.06	[1]	5.33	5.39	0.00	(0.31)	0.00	(0.31)	17.64	42.99 [3]	1.44		(0.34)	1.10		0.36	35.5	30.14

CLASS C SHARES

Six Months Ended June 30,

2021	36.02	(0.01)[1]		5.86	5.85	0.00	0.00	0.00	0.00	41.87	16.24 [4]	1.06	[5]	0.00	1.06	[5]	(0.06)[5]	27.3	27.65	[4]

Year Ended December 31,

2020	26.69	(0.03)[1]		11.59	11.56	(0.02)	(2.21)	0.00	(2.23)	36.02	44.23	1.07		0.00	1.07		(0.10)	20.0	71.46

2019	21.10	0.04	[1]	9.23	9.27	(0.04)	(3.64)	0.00	(3.68)	26.69	44.51	1.07	[7]	0.00	1.07		0.17	13.2	53.44

2018	30.01	0.09	[1]	(6.43)	(6.34)	(0.07)	(2.50)	0.00	(2.57)	21.10	(22.03)	1.07	[7]	0.00	1.07		0.31	9.3	56.47

2017	23.93	0.07	[1]	7.42	7.49	0.00	(1.41)	0.00	(1.41)	30.01	31.42	1.06		0.00	1.06		0.26	3.3	44.56

2016[6]	21.80	0.02	[1]	2.26	2.28	0.00	(0.08)	(0.07)	(0.15)	23.93	10.47 [4]	1.07	[5]	0.00	1.07	[5]	0.08 [5]	2.0	55.50

[1]	Based on average shares outstanding.
[2]	Less than $0.01 per share.
[3]	The total returns would have been lower had certain expenses not been reduced during the period shown.
[4]	Not Annualized.
[5]	Annualized.
[6]	For the period January 29, 2016 (initial offering of R6 Shares) to December 31, 2016.
[7]	Interest expense rounds to less than 0.01%.

64	See Notes to Financial Statements.

June 30, 2021	Baron Select Funds

FINANCIAL HIGHLIGHTS (Unaudited) (Continued)

BARON EMERGING MARKETS FUND

Selected data for a share outstanding throughout each period:

		Income (loss) from investment operations:				Less distributions to shareholders from:							Ratios to Average Net Assets:						Supplemental Data:

	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net realized and unrealized gain (loss) ($)	Total from investment operations ($)	Net investment income ($)	Net realized gain on investments ($)	Return of capital ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)		Operating expenses (%)		Less: Reimbursement of expenses by Adviser (%)	Net operating expenses (%)		Net investment income (loss) (%)	Net assets (in millions), end of period ($)	Portfolio turnover rate (%)

RETAIL SHARES

Six Months Ended June 30,

2021	18.97	(0.02)[1]		0.89	0.87	0.00	0.00	0.00	0.00	19.84	4.59	[3]	1.32	[4]	0.00	1.32	[4]	(0.16)[4]	531.3	14.72	[3]

Year Ended December 31,

2020	14.72	(0.06)[1]		4.31	4.25	0.00	0.00	0.00	0.00	18.97	28.87		1.35		0.00	1.35		(0.44)	507.7	55.65

2019	12.45	0.03	[1]	2.27	2.30	(0.03)	0.00	(0.00)[6]	(0.03)	14.72	18.48		1.35		0.00	1.35		0.23	667.1	59.00

2018	15.33	0.05	[1]	(2.91)	(2.86)	(0.02)	0.00	0.00	(0.02)	12.45	(18.67)		1.36		0.00	1.36		0.36	753.5	43.27

2017	10.95	0.03	[1]	4.39	4.42	(0.04)	0.00	(0.00)[6]	(0.04)	15.33	40.34		1.36		0.00	1.36		0.23	1,121.4	30.75

2016	10.57	0.04	[1]	0.36	0.40	(0.02)	0.00	0.00	(0.02)	10.95	3.75		1.38		0.00	1.38		0.33	768.5	25.31

2015	11.91	0.03	[1]	(1.36)	(1.33)	(0.01)	0.00	0.00	(0.01)	10.57	(11.16)		1.45		0.00	1.45		0.25	665.5	26.34

2014	11.54	0.07	[1]	0.33	0.40	(0.03)	0.00	0.00	(0.03)	11.91	3.47	[2]	1.52		(0.02)	1.50		0.56	649.7	23.38

2013	10.06	(0.06)[1]		1.54	1.48	0.00	0.00	0.00	0.00	11.54	14.71	[2]	1.90		(0.40)	1.50		(0.53)	259.6	14.68

2012	8.28	(0.04)[1]		1.94	1.90	(0.12)	0.00	0.00	(0.12)	10.06	22.98	[2]	4.01		(2.51)	1.50		(0.39)	2.9	42.68

INSTITUTIONAL SHARES

Six Months Ended June 30,

2021	19.06	0.01	[1]	0.88	0.89	0.00	0.00	0.00	0.00	19.95	4.67	[3]	1.06	[4]	0.00	1.06	[4]	0.15 [4]	8,134.1	14.72	[3]

Year Ended December 31,

2020	14.75	(0.03)[1]		4.34	4.31	0.00	0.00	0.00	0.00	19.06	29.22		1.09		0.00	1.09		(0.20)	6,228.8	55.65

2019	12.47	0.07	[1]	2.28	2.35	(0.06)	0.00	(0.01)	(0.07)	14.75	18.86		1.09		0.00	1.09		0.50	4,644.8	59.00

2018	15.37	0.09	[1]	(2.93)	(2.84)	(0.06)	0.00	0.00	(0.06)	12.47	(18.49)		1.10		0.00	1.10		0.62	3,850.0	43.27

2017	10.98	0.06	[1]	4.40	4.46	(0.07)	0.00	(0.00)[6]	(0.07)	15.37	40.63		1.10		0.00	1.10		0.47	3,842.5	30.75

2016	10.59	0.06	[1]	0.37	0.43	(0.04)	0.00	0.00	(0.04)	10.98	4.08		1.13		0.00	1.13		0.57	1,832.8	25.31

2015	11.94	0.06	[1]	(1.37)	(1.31)	(0.04)	0.00	0.00	(0.04)	10.59	(10.97)		1.20		0.00	1.20		0.49	1,040.9	26.34

2014	11.56	0.09	[1]	0.34	0.43	(0.05)	0.00	0.00	(0.05)	11.94	3.75	[2]	1.27		(0.02)	1.25		0.76	697.8	23.38

2013	10.05	0.01	[1]	1.50	1.51	0.00	0.00	0.00	0.00	11.56	15.02	[2]	1.80		(0.55)	1.25		0.05	116.0	14.68

2012	8.30	(0.01)[1]		1.93	1.92	(0.17)	0.00	0.00	(0.17)	10.05	23.22	[2]	3.37		(2.12)	1.25		(0.14)	6.0	42.68

R6 SHARES

Six Months Ended June 30,

2021	19.07	0.01	[1]	0.89	0.90	0.00	0.00	0.00	0.00	19.97	4.72	[3]	1.06	[4]	0.00	1.06	[4]	0.12 [4]	16.1	14.72	[3]

Year Ended December 31,

2020	14.75	(0.03)[1]		4.35	4.32	0.00	0.00	0.00	0.00	19.07	29.29		1.09		0.00	1.09		(0.18)	13.9	55.65

2019	12.48	0.07	[1]	2.27	2.34	(0.06)	0.00	(0.01)	(0.07)	14.75	18.77		1.09		0.00	1.09		0.49	10.1	59.00

2018	15.38	0.10	[1]	(2.94)	(2.84)	(0.06)	0.00	0.00	(0.06)	12.48	(18.47)		1.11		0.00	1.11		0.69	7.3	43.27

2017	10.99	0.07	[1]	4.39	4.46	(0.07)	0.00	(0.00)[6]	(0.07)	15.38	40.59		1.11		0.00	1.11		0.49	4.9	30.75

2016[5]	9.94	0.05	[1]	1.04	1.09	(0.04)	0.00	0.00	(0.04)	10.99	10.99	[3]	1.13	[4]	0.00	1.13	[4]	0.48 [4]	0.7	25.31

[1]	Based on average shares outstanding.
[2]	The total returns would have been lower had certain expenses not been reduced during the period shown.
[3]	Not Annualized.
[4]	Annualized.
[5]	For the period January 29, 2016 (initial offering of R6 Shares) to December 31, 2016.
[6]	Less than $0.01 per share.

See Notes to Financial Statements.	65

Baron Select Funds	June 30, 2021

FINANCIAL HIGHLIGHTS (Unaudited) (Continued)

BARON GLOBAL ADVANTAGE FUND

Selected data for a share outstanding throughout each period:

		Income (loss) from investment operations:			Less distributions to shareholders from:						Ratios to Average Net Assets:									Supplemental Data:

	Net asset value, beginning of period ($)	Net investment income (loss) ($)	Net realized and unrealized gain (loss) ($)	Total from investment operations ($)	Net investment income ($)	Net realized gain on investments ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)		Total expenses (%)		Less: Interest expense %	Operating expenses (%)		Less: Reimbursement of expenses by Adviser (%)	Net operating expenses (%)		Net investment income (loss) (%)	Net assets (in millions), end of period ($)	Portfolio turnover rate (%)

RETAIL SHARES

Six Months Ended June 30,

2021	51.34	(0.30)[2]	5.29	4.99	0.00	0.00	0.00	56.33	9.72	[4,6,12]	1.16	[8]	(0.00)[8,11]	1.16	[8]	(0.01)[8]	1.15	[8]	(1.15)[8]	971.2	8.47	[6]

Year Ended December 31,

2020	28.68	(0.44)[2]	23.10	22.66	0.00	0.00	0.00	51.34	79.01	[4]	1.17		0.00	1.17		(0.02)	1.15		(1.10)	921.7	8.75

2019	19.77	(0.02)[2]	8.93	8.91	0.00	0.00	0.00	28.68	45.07	[4]	1.25		(0.00)[11]	1.25		(0.10)	1.15		(0.08)	174.6	19.44

2018	20.56	(0.21)[2]	(0.58)	(0.79)	0.00	0.00	0.00	19.77	(3.84)[4]		1.45		(0.00)[11]	1.45		(0.30)	1.15		(0.94)	35.7	19.77

2017	13.75	(0.18)[2]	6.99	6.81	0.00	0.00	0.00	20.56	49.53	[4]	2.07		(0.01)	2.06		(0.70)	1.36		(1.01)	18.4	27.98

2016	13.91	(0.18)[2]	0.02 [10]	(0.16)	0.00	0.00	0.00	13.75	(1.15)[4]		3.86		0.00	3.86		(2.36)	1.50		(1.30)	5.0	21.48

2015	14.20	(0.11)[2]	(0.14)	(0.25)	(0.02)	(0.02)	(0.04)	13.91	(1.72)[4]		3.19		0.00	3.19		(1.69)	1.50		(0.75)	6.2	25.88

2014	13.51	0.02 [2]	0.67	0.69	0.00	(0.00)[3]	0.00	14.20	5.11	[4,5]	3.61		0.00	3.61		(2.11)	1.50		0.18	3.9	123.51

2013	10.41	(0.02)[2]	3.12	3.10	0.00	0.00	0.00	13.51	29.78	[4]	5.51		0.00	5.51		(4.01)	1.50		(0.20)	2.3	32.78

2012[1]	10.00	(0.02)[2]	0.43	0.41	0.00	0.00	0.00	10.41	4.10	[4,6]	8.35	[7,8]	0.00	8.35	[7,8]	(6.85)[7,8]	1.50	[7,8]	(0.38)[7,8]	1.5	24.64	[6]

INSTITUTIONAL SHARES

Six Months Ended June 30,

2021	52.25	(0.24)[2]	5.40	5.16	0.00	0.00	0.00	57.41	9.88	[4,6,12]	0.91	[8]	(0.00)[8,11]	0.91	[8]	(0.01)[8]	0.90	[8]	(0.90)[8]	1,905.4	8.47	[6]

Year Ended December 31,

2020	29.12	(0.35)[2]	23.48	23.13	0.00	0.00	0.00	52.25	79.43	[4]	0.92		0.00	0.92		(0.02)	0.90		(0.85)	1,470.9	8.75

2019	20.02	(0.01)[2]	9.11	9.10	0.00	0.00	0.00	29.12	45.45	[4]	1.00		(0.00)[11]	1.00		(0.10)	0.90		(0.03)	212.8	19.44

2018	20.77	(0.16)[2]	(0.59)	(0.75)	0.00	0.00	0.00	20.02	(3.61)[4]		1.18		(0.00)[11]	1.18		(0.28)	0.90		(0.71)	49.2	19.77

2017	13.87	(0.14)[2]	7.04	6.90	0.00	0.00	0.00	20.77	49.75	[4]	1.70		(0.01)	1.69		(0.61)	1.08		(0.77)	24.8	27.98

2016	14.00	(0.14)[2]	0.01 [10]	(0.13)	0.00	0.00	0.00	13.87	(0.93)[4]		3.55		0.00	3.55		(2.30)	1.25		(1.06)	4.6	21.48

2015	14.28	(0.07)[2]	(0.15)	(0.22)	(0.04)	(0.02)	(0.06)	14.00	(1.51)[4]		2.89		0.00	2.89		(1.64)	1.25		(0.47)	5.3	25.88

2014	13.56	0.07 [2]	0.65	0.72	0.00	(0.00)[3]	0.00	14.28	5.32	[4,5]	2.92		0.00	2.92		(1.67)	1.25		0.48	4.1	123.51

2013	10.42	0.00 [2,3]	3.14	3.14	0.00	0.00	0.00	13.56	30.13	[4]	4.91		0.00	4.91		(3.66)	1.25		0.02	3.3	32.78

2012[1]	10.00	(0.02)[2]	0.44	0.42	0.00	0.00	0.00	10.42	4.20	[4,6]	7.33	[7,8]	0.00	7.33	[7,8]	(6.08)[7,8]	1.25	[7,8]	(0.30)[7,8]	1.6	24.64	[6]

R6 SHARES

Six Months Ended June 30,

2021	52.28	(0.24)[2]	5.40	5.16	0.00	0.00	0.00	57.44	9.87	[4,6,12]	0.91	[8]	(0.00)[8,11]	0.91	[8]	(0.01)[8]	0.90	[8]	(0.90)[8]	19.0	8.47	[6]

Year Ended December 31,

2020	29.14	(0.32)[2]	23.46	23.14	0.00	0.00	0.00	52.28	79.41	[4]	0.92		0.00	0.92		(0.02)	0.90		(0.83)	15.0	8.75

2019	20.03	(0.03)[2]	9.14	9.11	0.00	0.00	0.00	29.14	45.48	[4]	1.00		(0.00)[11]	1.00		(0.10)	0.90		(0.10)	6.8	19.44

2018	20.79	(0.15)[2]	(0.61)	(0.76)	0.00	0.00	0.00	20.03	(3.66)[4]		1.16		(0.00)[11]	1.16		(0.26)	0.90		(0.69)	4.3	19.77

2017	13.87	(0.14)[2]	7.06	6.92	0.00	0.00	0.00	20.79	49.89	[4]	1.69		(0.01)	1.68		(0.59)	1.09		(0.75)	0.4	27.98

2016[9]	14.37	(0.07)[2]	(0.43)	(0.50)	0.00	0.00	0.00	13.87	(3.48)[4,6]		4.11	[8]	0.00	4.11	[8]	(2.87)[8]	1.24	[8]	(1.52)[8]	0.1	21.48

[1]	For the period April 30, 2012 (commencement of operations) to December 31, 2012.
[2]	Based on average shares outstanding.
[3]	Less than $0.01 per share.
[4]	The total returns would have been lower had certain expenses not been reduced during the period shown.
[5]

The Adviser made a voluntary payment to the Fund in the amount of $47,291 to compensate the Fund for a loss incurred due to a shareholder activity processing error. The impact of this payment increased the Fund’s total return by 0.54%.

[6]	Not Annualized.
[7]	Certain fixed expenses incurred by the Fund were not annualized for the period ended December 31, 2012.
[8]	Annualized.
[9]	For the period August 31, 2016 (initial offering of R6 Shares) to December 31, 2016.
[10]

The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of Fund shares in relation to fluctuating market values of investments of the Fund.

[11]	Interest expense rounds to less than 0.01%.
[12]

The Adviser made a voluntary payment to the Fund in the amount of $162,286 to compensate the Fund for a loss incurred due to a shareholder activity processing error. The impact of this payment increased the Fund’s total return by less than 0.01%.

66	See Notes to Financial Statements.

June 30, 2021	Baron Select Funds

FINANCIAL HIGHLIGHTS (Unaudited) (Continued)

BARON REAL ESTATE INCOME FUND

Selected data for a share outstanding throughout each period:

		Income (loss) from investment operations:				Less distributions to shareholders from:						Ratios to Average Net Assets:										Supplemental Data:

	Net asset value, beginning of period ($)	Net investment income ($)		Net realized and unrealized gain (loss) ($)	Total from investment operations ($)	Net investment income ($)	Net realized gain on investments ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)		Total expenses (%)		Less: Interest expense (%)	Operating expenses (%)		Less: Reimbursement of expenses by Adviser (%)	Net operating expenses (%)		Net investment income (%)		Net assets (in millions), end of period ($)	Portfolio turnover rate (%)

RETAIL SHARES

Six Months Ended June 30,

2021	14.08	0.12	[2]	2.19	2.31	(0.08)	0.00	(0.08)	16.31	16.44	[3,4]	1.55	[5]	(0.00)[5,6]	1.55	[5]	(0.50)[5]	1.05	[5]	1.50	[5]	12.8	43.33	[4]

Year Ended December 31,

2020	11.65	0.11	[2]	2.43	2.54	(0.11)	0.00	(0.11)	14.08	22.02	[3]	4.40		0.00	4.40		(3.35)	1.05		0.91		2.9	41.75

2019	8.63	0.13	[2]	3.02	3.15	(0.13)	0.00	(0.13)	11.65	36.67	[3]	6.87		0.00	6.87		(5.82)	1.05		1.20		1.4	52.50

2018[1]	10.00	0.14	[2]	(1.25)	(1.11)	(0.26)	0.00	(0.26)	8.63	(11.33)[3]		10.47		0.00	10.47		(9.42)	1.05		1.43		0.4	67.39

INSTITUTIONAL SHARES

Six Months Ended June 30,

2021	14.15	0.11	[2]	2.24	2.35	(0.08)	0.00	(0.08)	16.42	16.64	3.4	1.16	[5]	(0.01)[5]	1.15	[5]	(0.35)[5]	0.80	[5]	1.42	[5]	60.1	43.33	[4]

Year Ended December 31,

2020	11.68	0.37	[2]	2.21	2.58	(0.11)	0.00	(0.11)	14.15	22.30	[3]	3.45		0.00	3.45		(2.65)	0.80		3.00		43.6	41.75

2019	8.66	0.14	[2]	3.01	3.15	(0.13)	0.00	(0.13)	11.68	36.54	[3]	5.63		0.00	5.63		(4.83)	0.80		1.37		2.7	52.50

2018[1]	10.00	0.16	[2]	(1.24)	(1.08)	(0.26)	0.00	(0.26)	8.66	(11.03)[3]		7.18		0.00	7.18		(6.38)	0.80		1.71		2.0	67.39

R6 SHARES

Six Months Ended June 30,

2021	14.14	0.10	[2]	2.25	2.35	(0.08)	0.00	(0.08)	16.41	16.65	[3,4]	1.17	[5]	(0.01)[5]	1.16	[5]	(0.36)[5]	0.80	[5]	1.37	[5]	0.7	43.33	[4]

Year Ended December 31,

2020	11.67	0.11	[2]	2.47	2.58	(0.11)	0.00	(0.11)	14.14	22.32	[3]	3.47		0.00	3.47		(2.67)	0.80		1.06		0.6	41.75

2019	8.66	0.14	[2]	3.00	3.14	(0.13)	0.00	(0.13)	11.67	36.42	[3]	5.27		0.00	5.27		(4.47)	0.80		1.36		0.4	52.50

2018[1]	10.00	0.20	[2]	(1.28)	(1.08)	(0.26)	0.00	(0.26)	8.66	(11.03)[3]		7.05		0.00	7.05		(6.25)	0.80		2.07		0.4	67.39

[1]	For the period January 2, 2018 (commencement of operations) to December 31, 2018.
[2]	Based on average shares outstanding.
[3]	The total returns would have been lower had certain expenses not been reduced during the period shown.
[4]	Not Annualized.
[5]	Annualized.
[6]	Interest expense rounds to less than 0.01%.

See Notes to Financial Statements.	67

Baron Select Funds	June 30, 2021

FINANCIAL HIGHLIGHTS (Unaudited) (Continued)

BARON HEALTH CARE FUND

Selected data for a share outstanding throughout each period:

		Income (loss) from investment operations:			Less distributions to shareholders from:						Ratios to Average Net Assets:						Supplemental Data:

	Net asset value, beginning of period ($)	Net investment income (loss) ($)	Net realized and unrealized gain (loss) ($)	Total from investment operations ($)	Net investment income ($)	Net realized gain on investments ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)		Operating expenses (%)		Less: Reimbursement of expenses by Adviser (%)	Net operating expenses (%)		Net investment income (loss) (%)	Net assets (in millions), end of period ($)	Portfolio turnover rate (%)

RETAIL SHARES

Six Months Ended June 30,

2021	18.75	(0.08)[2]	2.32	2.24	0.00	0.00	0.00	20.99	11.95	[3,4]	1.25	[5]	(0.15)[5]	1.10	[5]	(0.77)[5]	47.1	31.12	[4]

Year Ended December 31,

2020	12.86	(0.09)[2]	6.17	6.08	0.00	(0.19)	(0.19)	18.75	47.40	[3]	1.73		(0.63)	1.10		(0.60)	26.8	35.84

2019	9.51	(0.06)[2]	3.41	3.35	0.00	0.00	0.00	12.86	35.23	[3]	2.80		(1.70)	1.10		(0.54)	5.0	68.10

2018[1]	10.00	(0.04)[2]	(0.45)	(0.49)	0.00	0.00	0.00	9.51	(4.90)[3,4]		4.94	[5]	(3.84)[5]	1.10	[5]	(0.60)[5]	2.8	27.30	[4]

INSTITUTIONAL SHARES

Six Months Ended June 30,

2021	18.88	(0.05)[2]	2.33	2.28	0.00	0.00	0.00	21.16	12.08	[3,4]	0.96	[5]	(0.11)[5]	0.85	[5]	(0.50)[5]	119.7	31.12	[4]

Year Ended December 31,

2020	12.92	(0.05)[2]	6.20	6.15	0.00	(0.19)	(0.19)	18.88	47.72	[3]	1.45		(0.60)	0.85		(0.31)	38.6	35.84

2019	9.53	(0.03)[2]	3.42	3.39	0.00	0.00	0.00	12.92	35.57	[3]	2.39		(1.54)	0.85		(0.28)	9.1	68.10

2018[1]	10.00	(0.02)[2]	(0.45)	(0.47)	0.00	0.00	0.00	9.53	(4.70)[3,4]		4.06	[5]	(3.21)[5]	0.85	[5]	(0.33)[5]	4.5	27.30	[4]

CLASS C SHARES

Six Months Ended June 30,

2021	18.87	(0.05)[2]	2.33	2.28	0.00	0.00	0.00	21.15	12.08	[3,4]	0.96	[5]	(0.11)[5]	0.85	[5]	(0.53)[5]	5.9	31.12	[4]

Year Ended December 31,

2020	12.91	(0.04)[2]	6.19	6.15	0.00	(0.19)	(0.19)	18.87	47.76	[3]	1.44		(0.59)	0.85		(0.25)	4.9	35.84

2019	9.52	(0.03)[2]	3.42	3.39	0.00	0.00	0.00	12.91	35.61	[3]	2.22		(1.37)	0.85		(0.28)	1.3	68.10

2018[1]	10.00	(0.02)[2]	(0.46)	(0.48)	0.00	0.00	0.00	9.52	(4.80)[3,4]		3.14	[5]	(2.29)[5]	0.85	[5]	(0.32)[5]	0.7	27.30	[4]

[1]	For the period April 30, 2018 (commencement of operations) to December 31, 2018.
[2]	Based on average shares outstanding.
[3]	The total returns would have been lower had certain expenses not been reduced during the period shown.
[4]	Not Annualized.
[5]	Annualized.

68	See Notes to Financial Statements.

June 30, 2021	Baron Select Funds

FINANCIAL HIGHLIGHTS (Unaudited) (Continued)

BARON FINTECH FUND

Selected data for a share outstanding throughout each period:

		Income (loss) from investment operations:			Less distributions to shareholders from:						Ratios to Average Net Assets:						Supplemental Data:

	Net asset value, beginning of period ($)	Net investment income (loss) ($)	Net realized and unrealized gain on investments($)	Total from investment operations ($)	Net investment income ($)	Net realized gain on investments ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)		Operating expenses (%)		Less: Reimbursement of expenses by Adviser (%)	Net operating expenses (%)		Net investment income (loss) (%)	Net assets (in millions), end of period ($)	Portfolio turnover rate (%)

RETAIL SHARES

Six Months Ended June 30,

2021	14.69	(0.06)[2]	2.28	2.22	0.00	0.00	0.00	16.91	15.11	[3,4]	1.78	[5]	(0.58)[5]	1.20	[5]	(0.85)[5]	8.6	1.16	[4]

Year Ended December 31,

2020[1]	10.00	(0.09)[2]	4.78	4.69	0.00	0.00	0.00	14.69	46.90	[3]	3.09		(1.89)	1.20		(0.77)	6.4	8.12

INSTITUTIONAL SHARES

Six Months Ended June 30,

2021	14.72	(0.04)[2]	2.29	2.25	0.00	0.00	0.00	16.97	15.29	[3,4]	1.31	[5]	(0.36)[5]	0.95	[5]	(0.59)[5]	48.0	1.16	[4]

Year Ended December 31,

2020[1]	10.00	(0.07)[2]	4.79	4.72	0.00	0.00	0.00	14.72	47.20	[3]	2.43		(1.48)	0.95		(0.54)	24.0	8.12

R6 SHARES

Six Months Ended June 30,

2021	14.73	(0.04)[2]	2.28	2.24	0.00	0.00	0.00	16.97	15.21	[3,4]	1.33	[5]	(0.38)[5]	0.95	[5]	(0.60)[5]	5.3	1.16	[4]

Year Ended December 31,

2020[1]	10.00	(0.06)[2]	4.79	4.73	0.00	0.00	0.00	14.73	47.30	[3]	2.33		(1.38)	0.95		(0.53)	3.7	8.12

[1]	For the period January 2, 2020 (commencement of operations) to December 31, 2020.
[2]	Based on average shares outstanding.
[3]	The total returns would have been lower had certain expenses not been reduced during the period shown.
[4]	Not Annualized.
[5]	Annualized.

See Notes to Financial Statements.	69

Baron Select Funds	June 30, 2021

FUND EXPENSES (Unaudited)

As a shareholder of the Funds, you incur ongoing expenses. Ongoing expenses include advisory fees, distribution and service (12b-1) fees and other Fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The information in the following table is based on an investment of $1,000 invested on January 1, 2021 and held for the six months ended June 30, 2021.

ACTUAL EXPENSES

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading titled “Expenses Paid During the Period.”

BASED ON ACTUAL TOTAL RETURN FOR THE SIX MONTHS ENDED JUNE 30, 20211

	Actual Total Return	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021		Annualized Expense Ratio	Expenses Paid During the Period[3]
Baron Partners Fund — Retail Shares	4.29%	$1,000.00	$1,042.90		1.36%[2]	$6.89
Baron Partners Fund — Institutional Shares	4.43%	$1,000.00	$1,044.30		1.10%[2]	$5.58
Baron Partners Fund — R6 Shares	4.43%	$1,000.00	$1,044.30		1.10%[2]	$5.58
Baron Focused Growth Fund — Retail Shares	2.40%	$1,000.00	$1,024.00		1.32%	$6.62
Baron Focused Growth Fund — Institutional Shares	2.54%	$1,000.00	$1,025.40		1.05%	$5.27
Baron Focused Growth Fund — R6 Shares	2.53%	$1,000.00	$1,025.30		1.05%	$5.27
Baron International Growth Fund — Retail Shares	10.92%	$1,000.00	$1,109.20	[4]	1.20%[5]	$6.28
Baron International Growth Fund — Institutional Shares	11.04%	$1,000.00	$1,110.40	[4]	0.95%[5]	$4.97
Baron International Growth Fund — R6 Shares	11.05%	$1,000.00	$1,110.50	[4]	0.95%[5]	$4.97
Baron Real Estate Fund — Retail Shares	16.10%	$1,000.00	$1,161.00		1.32%	$7.07
Baron Real Estate Fund — Institutional Shares	16.24%	$1,000.00	$1,162.40		1.06%	$5.68
Baron Real Estate Fund — R6 Shares	16.24%	$1.000.00	$1,162.40		1.06%	$5.68
Baron Emerging Markets Fund — Retail Shares	4.59%	$1,000.00	$1,045.90		1.32%	$6.70
Baron Emerging Markets Fund — Institutional Shares	4.67%	$1,000.00	$1,046.70		1.06%	$5.38
Baron Emerging Markets Fund — R6 Shares	4.67%	$1,000.00	$1,046.70		1.06%	$5.38
Baron Global Advantage Fund — Retail Shares	9.72%	$1,000.00	$1,097.20	[4]	1.15%[5]	$5.98
Baron Global Advantage Fund — Institutional Shares	9.88%	$1,000.00	$1,098.80	[4]	0.90%[5]	$4.68
Baron Global Advantage Fund — R6 Shares	9.87%	$1,000.00	$1,098.70	[4]	0.90%[5]	$4.68
Baron Real Estate Income Fund — Retail Shares	16.44%	$1,000.00	$1,164.40	[4]	1.05%[5]	$5.63
Baron Real Estate Income Fund — Institutional Shares	16.64%	$1,000.00	$1,166.40	[4]	0.81%[5]	$4.35
Baron Real Estate Income Fund — R6 Shares	16.65%	$1,000.00	$1,166.50	[4]	0.81%[5]	$4.35
Baron Health Care Fund — Retail Shares	11.95%	$1,000.00	$1,119.50	[4]	1.10%[5]	$5.78
Baron Health Care Fund — Institutional Shares	12.08%	$1,000.00	$1,120.80	[4]	0.85%[5]	$4.47
Baron Health Care Fund — R6 Shares	12.08%	$1,000.00	$1,120.80	[4]	0.85%[5]	$4.47
Baron FinTech Fund — Retail Shares	15.11%	$1,000.00	$1,151.10	[4]	1.20%[5]	$6.40
Baron FinTech Fund — Institutional Shares	15.29%	$1,000.00	$1,152.90	[4]	0.95%[5]	$5.07
Baron FinTech Fund — R6 Shares	15.21%	$1,000.00	$1,152.10	[4]	0.95%[5]	$5.07

[1]	Assumes reinvestment of all dividends and capital gain distributions, if any.
[2]

Annualized expense ratio for Baron Partners Fund for the six months ended June 30, 2021, includes 1.32%, 1.06% and 1.06% for net operating expenses and 0.04%, 0.04% and 0.04% for interest expense for the Retail, Institutional and R6 Shares, respectively.

[3]

Expenses are equal to each share class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

[4]	Ending account value assumes the return earned after waiver and would have been lower if a portion of the expenses had not been waived.
[5]	Annualized expense ratios are adjusted to reflect fee waiver.

June 30, 2021	Baron Select Funds

FUND EXPENSES (Unaudited) (Continued)

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account values and expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical example relating to the Funds with the 5% hypothetical examples that appear in the shareholder reports of other funds.

BASED ON HYPOTHETICAL TOTAL RETURN FOR THE SIX MONTHS ENDED JUNE 30, 2021

	Hypothetical Annualized Total Return	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021		Annualized Expense Ratio	Expenses Paid During the Period[3]
Baron Partners Fund — Retail Shares	5.00%	$1,000.00	$1,018.10		1.36%[2]	$6.80
Baron Partners Fund — Institutional Shares	5.00%	$1,000.00	$1,019.34		1.10%[2]	$5.51
Baron Partners Fund — R6 Shares	5.00%	$1,000.00	$1,019.34		1.10%[2]	$5.51
Baron Focused Growth Fund — Retail Shares	5.00%	$1,000.00	$1,018.25		1.32%	$6.61
Baron Focused Growth Fund — Institutional Shares	5.00%	$1,000.00	$1,019.59		1.05%	$5.26
Baron Focused Growth Fund — R6 Shares	5.00%	$1,000.00	$1,019.59		1.05%	$5.26
Baron International Growth Fund — Retail Shares	5.00%	$1,000.00	$1,018.84	[4]	1.20%[5]	$6.01
Baron International Growth Fund — Institutional Shares	5.00%	$1,000.00	$1,020.08	[4]	0.95%[5]	$4.76
Baron International Growth Fund — R6 Shares	5.00%	$1,000.00	$1,020.08	[4]	0.95%[5]	$4.76
Baron Real Estate Fund — Retail Shares	5.00%	$1,000.00	$1,018.25		1.32%	$6.61
Baron Real Estate Fund — Institutional Shares	5.00%	$1,000.00	$1,019.54		1.06%	$5.31
Baron Real Estate Fund — R6 Shares	5.00%	$1,000.00	$1,019.54		1.06%	$5.31
Baron Emerging Markets Fund — Retail Shares	5.00%	$1,000.00	$1,018.25		1.32%	$6.61
Baron Emerging Markets Fund — Institutional Shares	5.00%	$1,000.00	$1.019.54		1.06%	$5.31
Baron Emerging Markets Fund — R6 Shares	5.00%	$1,000.00	$1,019.54		1.06%	$5.31
Baron Global Advantage Fund — Retail Shares	5.00%	$1,000.00	$1,019.09	[4]	1.15%[5]	$5.76
Baron Global Advantage Fund — Institutional Shares	5.00%	$1,000.00	$1,020.33	[4]	0.90%[5]	$4.51
Baron Global Advantage Fund — R6 Shares	5.00%	$1,000.00	$1,020.33	[4]	0.90%[5]	$4.51
Baron Real Estate Income Fund — Retail Shares	5.00%	$1,000.00	$1,019.59	[4]	1.05%[5]	$5.26
Baron Real Estate Income Fund — Institutional Shares	5.00%	$1,000.00	$1,020.78	[4]	0.81%[5]	$4.06
Baron Real Estate Income Fund — R6 Shares	5.00%	$1,000.00	$1,020.78	[4]	0.81%[5]	$4.06
Baron Health Care Fund — Retail Shares	5.00%	$1,000.00	$1,019.34	[4]	1.10%[5]	$5.51
Baron Health Care Fund — Institutional Shares	5.00%	$1,000.00	$1,020.58	[4]	0.85%[5]	$4.26
Baron Health Care Fund — R6 Shares	5.00%	$1,000.00	$1,020.58	[4]	0.85%[5]	$4.26
Baron FinTech Fund — Retail Shares	5.00%	$1,000.00	$1,018.84	[4]	1.20%[5]	$6.01
Baron FinTech Fund — Institutional Shares	5.00%	$1,000.00	$1,020.08	[4]	0.95%[5]	$4.76
Baron FinTech Fund — R6 Shares	5.00%	$1,000.00	$1,020.08	[4]	0.95%[5]	$4.76

[1]	Assumes reinvestment of all dividends and capital gain distributions, if any.
[2]

Annualized expense ratio for Baron Partners Fund for the six months ended June 30, 2021, includes 1.32%, 1.06% and 1.06% for net operating expenses and 0.04%, 0.04% and 0.04% for interest expense for the Retail, Institutional and R6 Shares, respectively.

[3]

Expenses are equal to each share class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

[4]	Ending account value assumes the return earned after waiver and would have been lower if a portion of the expenses had not been waived.
[5]	Annualized expense ratios are adjusted to reflect fee waiver.

Baron Select Funds	June 30, 2021

2021 DISCLOSURE REGARDING THE APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES (Unaudited)

The Board of Trustees (the “Board”) of Baron Select Funds (the “Trust”) met on May 5, 2021 to discuss the selection of BAMCO, Inc. (the “Adviser”) as the investment adviser and the approval of the investment advisory agreements for Baron Partners Fund, Baron Focused Growth Fund, Baron International Growth Fund, Baron Real Estate Fund, Baron Emerging Markets Fund, Baron Global Advantage Fund, Baron Real Estate Income Fund, Baron Health Care Fund and Baron FinTech Fund (each, a “Fund” and collectively, the “Funds”). The members of the Board who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust (the “Independent Trustees”) met in a separate session to discuss and consider the renewal of the investment advisory agreements for the Funds. Representatives of Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, provided reports to the Board and attended the Board meeting. The Trustees received a substantial amount of information from the Adviser and from Broadridge, and were advised by independent legal counsel. Based on its evaluation of this and other information, the Board, including a majority of the Independent Trustees, approved the continuation of the investment advisory agreements for the Funds for an additional one-year period.

In reaching its determination, the Board considered various factors that it deemed relevant, including the factors listed below.

1. NATURE, EXTENT AND QUALITY OF SERVICES

The Trustees considered the information provided, including, for many, their experience and knowledge gained from their service as Trustees and their experience generally, including the following, which they had considered in past years and remained, in their thinking, material to their consideration:

•	Their confidence in the senior personnel, portfolio management, the financial condition of the Adviser and its affiliates and the Adviser’s available resources;

•

The nature, extent and quality of the services provided by the Adviser, including: intensive devotion to research, selection of broker/dealers for Fund portfolio transactions, relationships with and supervision of third party service providers, such as the Funds’ custodian and transfer agent, the quality of shareholder reports, the ability to monitor adherence to investment guidelines and restrictions, the legal, accounting and compliance services provided to the Funds and the support services provided to the Board;

•

The Adviser’s investment principles and processes and the historical performance of the Funds as compared to similar funds managed by other advisers and other funds managed by the Adviser over comparable periods;

•

The advisory fees and total expense ratios of the Funds and comparisons to similar funds managed by other advisers over comparable periods. They observed that, for most of the Funds, while the advisory fee was comparatively higher, the net operating expenses paid by the Funds (total expense ratio) were within the range of those of the funds in their respective peer groups; and

•	Additional services provided by the Adviser.

The Board concluded that the nature, extent and quality of the services the Adviser provides to each Fund, including performance consistent with its investing principles, supported approval of the investment advisory agreement for each Fund.

2. INVESTMENT PERFORMANCE OF THE FUNDS AND THE ADVISER

As part of its consideration of the investment performance of the Funds and the Adviser, the Board took into account the analyses performed by and discussed with representatives of Broadridge. The Board considered for each Fund, among other information, Broadridge’s comparisons of the expense ratio and contractual advisory fee with those of peer group funds selected by Broadridge and Morningstar category medians. The Board also considered, among other performance information, Broadridge’s comparisons of each Fund’s annualized total return and related risk metrics over one-, three-, five- and ten-year periods, where applicable, against peer group funds and Morningstar category medians. After considering all the information, the Board concluded that the Adviser continued to invest in accordance with its long-standing principles and that each Fund’s performance remained consistent with expectations for the Adviser’s investment style, in light of recent market conditions.

3. COSTS OF SERVICES PROVIDED AND PROFITS TO BE REALIZED BY THE ADVISER

The Board considered comparisons of the advisory fees charged and services provided by the Adviser and its investment adviser affiliate to sub-advised accounts and separately managed accounts. The Board considered that, while the advisory fees for the other clients are the same as, or lower than, the fees for the Funds, the Adviser or its affiliate performs significantly fewer services for those clients compared with those provided by the Adviser to the Funds. The Board also considered a profitability analysis prepared by the Adviser and discussed with the representatives of the Adviser that the Adviser has continued to invest in quality personnel, systems and facilities, and otherwise continued to invest in its business, irrespective of fund flows.

The Board also considered benefits that accrue to the Adviser and its affiliates from their relationship with the Funds. The Board considered the costs of portfolio management, including the types of investments made for the Funds, the personnel and systems necessary for implementation of investment strategies, and the pre-tax profits realized by the Adviser and its affiliates from their relationship with the Funds.

4. ECONOMIES OF SCALE AND BENEFITS TO INVESTORS

The Board considered the extent to which each Fund’s advisory fee reflected economies of scale for the benefit of Fund shareholders, appreciating that the economies of scale analysis is predicated on generally predictable increasing assets and noting the small size of certain Funds and the significant fluctuation in assets in recent years. The Board considered that small- and mid-cap investment strategies require more attention by the Adviser than a strategy that involves other types of investing, particularly as asset size increases. The Board considered that the Adviser was continuing to grow and upgrade its staff and invest in its business. The Board members reiterated their intention to continue to consider the extent of economies of scale, asset growth and the Adviser’s plans to invest further to support the Funds.

The Board concluded that the advisory fee for each Fund was supported by the entirety of the presentation and particularly in light of the services provided as discussed at this meeting.

After due consideration of the above-enumerated factors and other factors it deemed relevant, the Board, including a majority of the Independent Trustees, approved the continuance of each Fund’s investment advisory agreement.

June 30, 2021	Baron Select Funds

DISCLOSURE REGARDING THE APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT FOR BARON NEW ASIA FUND BY THE BOARD OF TRUSTEES (Unaudited)

The Board of Trustees (the “Board”) of Baron Select Funds (the “Trust”) met on February 4, 2021 (the “February Meeting”) to discuss the selection of BAMCO, Inc. (the “Adviser”) as the investment adviser and the approval of the investment advisory agreement (the “Agreement”) for Baron New Asia Fund (the “Fund”). The members of the Board who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust (the “Independent Trustees”) met in a separate session to discuss and consider the approval of the Agreement. Because, at its May 4, 2020 meeting (the “May Meeting”), the Board had considered the annual review of the Investment Advisory Agreements, Distribution Agreements, and 12b-1 Plans for the other funds the Adviser advises, had received presentations from Broadridge Financial Solutions, Inc., an independent provider of investment company data, and from management about the relevant fees, expenses and services, and, from independent legal counsel, about the legal standards applicable to approval of the Agreement, similar materials were not presented at this meeting upon the Board’s confirmation that they recalled and understood the application to the Fund of the information and the presentations received and the deliberations undertaken. Based on its evaluation of this and other information, the Board, including a majority of the Independent Trustees, approved the Agreement for an initial term of two years.

The Board considered the information presented about the Fund at the February Meeting and the relevant information presented to the Board in connection with the May Meeting, as well as the following, which many of the Board members had considered in past years and remained in their thinking, as material to their consideration:

1. NATURE, EXTENT AND QUALITY OF SERVICES

In respect of their consideration of the nature, extent and quality of proposed services to be provided by the Adviser, the Independent Trustees noted that they had considered the following matters, which are relevant to the services to be provided to the Fund, at the May Meeting:

•	Their confidence in the Adviser’s senior personnel, portfolio management, the financial condition of the Adviser and its affiliates and the Adviser’s available resources;

•

The nature, extent, quality and level of long-term performance of the services provided by the Adviser to the other funds the Adviser advises, which were expected to be provided to the Fund, including: intensive devotion to research, relationships with and supervision of third party service providers, such as the custodian and transfer agent, the quality of shareholder reports, the ability to monitor adherence to investment guidelines and restrictions, the legal, accounting and compliance services to be provided to the funds and the support services provided to the Board and the selection of broker/dealers for fund portfolio transactions;

•

The Adviser’s investment principles and processes and the Board members’ general understanding of historical performance of the other funds the Adviser advises as compared to similar funds managed by other advisers;

•	Any additional services provided by the Adviser to the other funds the Adviser advises, which were expected to be provided to the Fund.

Based on the considerations as described above, the Board concluded that the nature, extent and quality of the services to be provided by the Adviser to the Fund supported approval of the Agreement.

2. COSTS OF SERVICES PROVIDED AND PROFITS TO BE REALIZED BY THE ADVISER

Since the Fund is newly formed, had not commenced operations and the eventual aggregate amount of its assets is uncertain, the Adviser was not able to provide the Board with specific information concerning the cost of services to be provided and the expected profits to be realized by the Adviser and its affiliates from their relationships with the Fund.

The Board considered the proposed advisory fee to the Adviser and the anticipated total expenses of the Fund in light of the services to be provided to the Fund as discussed above.

The Board also referenced discussions at the May Meeting regarding the costs of portfolio management, in light of discussions regarding the types of investments to be made for the Fund and the personnel and systems necessary for implementation of the investment strategies.

The Board concluded that the proposed advisory fee was supported, among other reasons, by the services to be provided.

3. ECONOMIES OF SCALE AND BENEFITS TO INVESTORS

Since the Fund is newly formed, had not commenced operations and the eventual aggregate amount of the Fund’s assets is uncertain, the Adviser was not able to provide the Board with specific information concerning the extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale, if any. It was agreed that the issue would be revisited no later than when the Board next reviewed the advisory fee in connection with the renewal of the Agreement.

After due consideration, including in executive session, of the above-enumerated factors, among other factors it deemed relevant, the Board, including a majority of the Independent Trustees, approved the Agreement for an initial term of two years.

Privacy Notice

The Funds collect nonpublic personal information about you from the following sources:

∎	Information we receive from you on applications or other forms;
∎	Information about your transactions with us, our Adviser or others; and
∎	Information we receive from third parties, such as credit reporting agencies.

“Nonpublic personal information” is private information about you that we obtain in connection with providing a financial product or service to you.

We may share your name and address with other Baron Funds and the Adviser and its affiliates for the purpose of sending you information about our products that we believe may be of interest to you and informing you of our upcoming Baron Investment Conference and for sending required information.

We do not disclose any nonpublic personal information about our customers to anyone, except as permitted or required by law. Examples of permitted disclosures under the law include sharing with companies that work for us to provide you services, such as the Transfer Agent or mailing house. All such companies that act on our behalf are contractually obligated to keep the information that we provide to them confidential and to use the information only to provide the services that we have asked them to perform for you and us.

We restrict access to nonpublic information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

This privacy notice is also available at all times on the Baron Funds® website, www.BaronFunds.com or by calling 1-800-99BARON.

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JUNE 21

June 30, 2021

Baron Funds

Baron WealthBuilder Fund

Semi-Annual Financial Report

DEAR BARON WEALTHBUILDER FUND SHAREHOLDER:

In this report, you will find unaudited financial statements for Baron WealthBuilder Fund (the “Fund”) for the six months ended June 30, 2021. The U.S. Securities and Exchange Commission (the “SEC”) requires mutual funds to furnish these statements semi-annually to their shareholders. We hope you find these statements informative and useful.

We thank you for choosing to join us as fellow shareholders in Baron Funds. We will continue to work hard to justify your confidence.

Sincerely,

Ronald Baron Chief Executive Officer August 20, 2021	Linda S. Martinson Chairman, President and Chief Operating Officer August 20, 2021	Peggy Wong Treasurer and Chief Financial Officer August 20, 2021

This Semi-Annual Financial Report is for the Baron WealthBuilder Fund. If you are interested in the other series of Baron Select Funds, which contains the Baron Partners Fund, Baron Focused Growth Fund, Baron International Growth Fund, Baron Real Estate Fund, Baron Emerging Markets Fund, Baron Global Advantage Fund, Baron Real Estate Income Fund, Baron Health Care Fund, Baron FinTech Fund, and Baron New Asia Fund, or Baron Investment Funds Trust, which contains the Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund, Baron Opportunity Fund, Baron Fifth Avenue Growth Fund, Baron Discovery Fund, and Baron Durable Advantage Fund, please visit the Funds’ website at www.BaronFunds.com or contact us at 1-800-99BARON.

The Funds’ Proxy Voting Policy is available without charge and can be found on the Funds’ website at www.BaronFunds.com, by clicking on the “Regulatory Documents” link at the bottom left corner of the homepage or by calling 1-800-99BARON and on the SEC’s website at www.sec.gov. The Funds’ most current proxy voting record, Form N-PX, is also available on the Funds’ website and on the SEC’s website.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at www.sec.gov. Schedules of portfolio holdings current to the most recent quarter are also available on the Funds’ website.

Some of the comments contained in this report are based on current management expectations and are considered “forward-looking statements.” Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as “estimate,” “may,” “expect,” “should,” “could,” “believe,” “plan”, and other similar terms. We cannot promise future returns and our opinions are a reflection of our best judgment at the time this report is compiled.

The views expressed in this report reflect those of BAMCO, Inc. (“BAMCO” or the “Adviser”) only through the end of the period stated in this report. The views are not intended as recommendations or investment advice to any person reading this report and are subject to change at any time without notice based on market and other conditions.

Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost. For more complete information about Baron Funds, including charges and expenses, call, write or go to www.BaronFunds.com for a prospectus or summary prospectus. Read them carefully before you invest or send money. This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund, unless accompanied or preceded by the Fund’s current prospectus or summary prospectus.

Baron WealthBuilder Fund	June 30, 2021

Baron WealthBuilder Fund is an open end, no-load mutual fund that invests only in shares of individual Baron mutual funds ("Baron Funds"). Long-term capital appreciation is its objective. It is not a target date fund.

1.

Baron WealthBuilder Fund’s objective is to provide investors with a diversified portfolio of Baron Funds that will outperform its benchmark index over the long term, although we cannot guarantee it will meet its objective.

2.	Baron WealthBuilder Fund’s minimum initial investment is $2,000, making it suitable for periodic purchases.

3.	Baron WealthBuilder Fund has no management fee, but it will indirectly bear its pro-rata share of the expenses of the Baron Funds in which it invests (acquired funds).

4.

Baron WealthBuilder Fund’s annual operating expenses are capped at 5 bps per year for Institutional Shares and TA Shares (available directly through Baron Funds). Retail Shares operating expenses are capped at 30 bps per year. Portfolio transaction costs, interest, dividend, acquired fund fees and expenses are not subject to the operating expense limitation.

Several criteria, including our qualitative assessments, are used to continually determine Baron WealthBuilder Fund allocations among Baron Funds.

Among the criteria are: (a) absolute performance; (b) excess performance vs. benchmark; (c) performance standard deviation (a measure of risk); (d) Sharpe ratio (a measure of performance per unit of risk); (e) beta (a measure of a fund’s sensitivity to market movements); (f) alpha (a measure of excess return given level of risk as measured by beta); (g) portfolio turnover; (h) growth rates of portfolio investments; (i) fund size; and (j) manager tenure.

As of June 30, 2021, the five largest Baron Funds represented 59.5% of Baron WealthBuilder Fund’s net assets.

Ronald Baron, CEO of Baron Capital is the lead portfolio manager of Baron WealthBuilder Fund. Michael Baron, Vice President, is the co-portfolio manager.

2

June 30, 2021 (Unaudited)	Baron WealthBuilder Fund

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON WEALTHBUILDER FUND (RETAIL SHARES)

IN RELATION TO THE S&P 500 INDEX AND THE MSCI ACWI INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED JUNE 30, 2021
	Six Months*	One Year	Three Years	Since Inception December 29, 2017)
Baron WealthBuilder Fund — Retail Shares[1,2]	9.25%	60.90%	28.12%	26.22%
Baron WealthBuilder Fund — TA Shares[1,2]	9.39%	61.20%	28.45%	26.49%
Baron WealthBuilder Fund — Institutional Shares[1,2]	9.39%	61.32%	28.45%	26.49%
S&P 500 Index[1]	15.25%	40.79%	18.67%	16.67%
MSCI ACWI Index Net[1]	12.30%	39.26%	14.57%	12.22%

*	Not Annualized.

[1]

The S&P 500 Index measures the performance of 500 widely held large cap U.S. companies. The MSCI ACWI Index is an unmanaged, free float-adjusted market capitalization weighted index reflected in U.S. dollars that measures the equity market performance of large- and mid-cap securities across developed and emerging markets, including the United States. MSCI is the source and owner of the trademarks, service marks and copyrights related to the MSCI Indexes. The Indexes and Baron WealthBuilder Fund are with dividends, which positively impact the performance results. The MSCI ACWI Index is net of foreign withholding taxes. The indexes are unmanaged. The index performance is not Fund performance; one cannot invest directly into an index.

[2]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. BAMCO, Inc. (“BAMCO” or the “Adviser”) has agreed that, pursuant to a contract expiring on August 29, 2031, unless renewed for another 11-year term, it will reimburse certain expenses of the Fund, limiting net annual operating expenses (portfolio transaction costs, interest, dividend, acquired fund fees and expenses and extraordinary expense are not subject to the operating expense limitation) to 0.30% of average daily net assets of Retail Shares, 0.05% of average daily net assets of Institutional shares and 0.05% of average daily net assets of TA shares, without which performance would have been lower.

3

Baron WealthBuilder Fund (Unaudited)	June 30, 2021

COUNTRY EXPOSURES OF BARON UNDERLYING FUNDS AS OF JUNE 30, 2021

Percent of Net Assets
United States	82.7%
China	3.4%
United Kingdom	2.2%
Netherlands	1.6%
Israel	1.4%
Canada	1.3%
India	1.3%
Brazil	0.7%
Argentina	0.5%
Sweden	0.5%
Other	3.5%
Cash and Cash Equivalents	0.9%

100.0%

SECTOR EXPOSURES OF BARON UNDERLYING FUNDS AS OF JUNE 30, 2021†

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the six-month period ended June 30, 2021, Baron WealthBuilder Fund1 appreciated 9.25%, underperforming the S&P 500 Index, which increased 15.25%.

Baron WealthBuilder Fund is a diversified fund that invests exclusively in other Baron mutual funds. At any given time, it invests in the securities of a select number of Baron mutual funds representing specific investment strategies. The Fund can invest in funds holding U.S. and international stocks; small-cap, small- to mid-cap, mid-cap, large-cap, all-cap stocks; and sector stocks. Baron WealthBuilder Fund normally invests in a variety of domestic and international equity funds. It seeks to invest in businesses it believes have significant opportunities for growth, sustainable competitive advantages, exceptional management, and an attractive valuation. Of course, there can be no assurance that we will be successful in achieving the Fund’s investment goals.

While equity markets continued their upward climb through the first half of 2021, beneath the surface, a major rotation took place. The “recovery play” dominated at first, with stocks hit hard during the pandemic along with cyclical, more speculative stocks peaking mid-period as pent-up demand met massive policy stimulus, positive vaccine developments, and the reopening of the economy. Secular growth stocks came back in favor later in the period, led by large-cap technology stocks. The economy continued to grow as the effects of the pandemic receded, and growth appeared likely to stay solid in the near term. However, global inflation accelerated significantly, both in goods and wages, causing investor concerns around whether policy was too stimulative, the Federal Reserve and other central banks needed to change course, and interest rates would continue to rise.

On a sector basis, Health Care, Information Technology, and Consumer Discretionary contributed the most. No sector detracted.

On a country basis, the U.S., U.K., and Canada contributed the most. China and Brazil detracted the most.

Baron Asset Fund and Baron Growth Fund contributed the most to performance.

No Fund detracted in the period.

We do not invest based on our insights into macroeconomic, political, or, more recently, public health issues. Nevertheless, we are optimistic that near-term business conditions seem favorable for our investments — vaccines seem to be highly effective, governments are loosening restrictions, continued fiscal stimulus seems likely, and interest rates remain below historic levels. While inflation is now on the table, the Federal Reserve appears to believe it to be a transitory result of pandemic-related supply and labor constraints and has pledged to keep rates low for the near term.

†

Sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

*	Represents less than 0.05% of net assets.

[1]	Performance information reflects results of the Retail Shares.

4

June 30, 2021	Baron WealthBuilder Fund

STATEMENT OF NET ASSETS (Unaudited)

JUNE 30, 2021

Shares		Cost	Value
Affiliated Mutual Funds (100.02%)

Small Cap Funds (29.40%)
490,875	Baron Discovery Fund — Institutional Shares	$13,771,547	$19,468,120
466,216	Baron Growth Fund — Institutional Shares	43,600,621	55,218,662
1,222,140	Baron Small Cap Fund — Institutional Shares	42,940,992	52,014,269

Total Small Cap Funds		100,313,160	126,701,051

Small to Mid Cap Funds (3.97%)
374,912	Baron Focused Growth Fund — Institutional Shares	9,740,340	17,129,716

Mid Cap Funds (13.06%)
444,274	Baron Asset Fund — Institutional Shares	42,726,858	56,267,352

Large Cap Funds (8.02%)
412,403	Baron Durable Advantage Fund — Institutional Shares	5,848,017	7,530,471
468,664	Baron Fifth Avenue Growth Fund — Institutional Shares	19,130,218	27,013,769

Total Large Cap Funds		24,978,235	34,544,240

All Cap Funds (20.98%)
569,023	Baron Opportunity Fund — Institutional Shares	16,699,528	26,630,274
361,386	Baron Partners Fund — Institutional Shares	26,935,653	63,795,466

Total All Cap Funds		43,635,181	90,425,740

International Funds (13.27%)
881,779	Baron Emerging Markets Fund — Institutional Shares	14,420,121	17,591,498
507,935	Baron Global Advantage Fund — Institutional Shares	20,572,640	29,160,574
289,454	Baron International Growth Fund — Institutional Shares	7,989,473	10,449,286

Total International Funds		42,982,234	57,201,358

Sector Funds (11.32%)
594,431	Baron FinTech Fund — Institutional Shares	7,994,541	10,087,487
562,362	Baron Health Care Fund — Institutional Shares	9,645,601	11,899,578
489,171	Baron Real Estate Fund — Institutional Shares	15,693,400	20,481,574
383,448	Baron Real Estate Income Fund — Institutional Shares	6,168,973	6,296,212

Total Sector Funds		39,502,515	48,764,851

Total Affiliated Investments (100.02%)		$303,878,523	431,034,308

Liabilities Less Cash and Other Assets (-0.02%)			(77,545)

Net Assets			$430,956,763

Retail Shares (Equivalent to $21.38 per share based on 3,855,429 shares outstanding)			$82,430,487

TA Shares (Equivalent to $21.55 per share based on 1,569,975 shares outstanding)			$33,825,450

Institutional Shares (Equivalent to $21.55 per share based on 14,603,094 shares outstanding)			$314,700,826

%	Represents percentage of net assets.
All Affiliated Mutual Funds are Level 1.

See Notes to Financial Statements.	5

Baron WealthBuilder Fund	June 30, 2021

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)

JUNE 30, 2021

Assets:
Investments in Affiliated Mutual Funds, at value*	$431,034,308
Receivable for shares sold	980,968
Prepaid expenses	2,235

432,017,511

Liabilities:
Due to custodian bank	453,404
Payable for securities purchased	413,671
Payable for shares redeemed	113,893
Distribution fees payable (Note 4)	894
Accrued expenses and other payables	78,886

1,060,748

Net Assets	$430,956,763

Net Assets consist of:
Paid-in capital	$296,268,610
Distributable earnings/(losses)	134,688,153

Net Assets	$430,956,763

Retail Shares:
Net Assets	$82,430,487
Shares Outstanding ($0.01 par value; indefinite shares authorized)	3,855,429

Net Asset Value and Offering Price Per Share	$21.38

TA Shares:
Net Assets	$33,825,450
Shares Outstanding ($0.01 par value; indefinite shares authorized)	1,569,975

Net Asset Value and Offering Price Per Share	$21.55

Institutional Shares:
Net Assets	$314,700,826
Shares Outstanding ($0.01 par value; indefinite shares authorized)	14,603,094

Net Asset Value and Offering Price Per Share	$21.55

*Investments in Affiliated Mutual Funds, at cost	$303,878,523

6	See Notes to Financial Statements.

June 30, 2021	Baron WealthBuilder Fund

STATEMENT OF OPERATIONS (Unaudited)

JUNE 30, 2021

For the Six Months Ended June 30, 2021
Investment income:
Income:
Dividends from Affiliated Mutual Funds	$14,383

Total income	14,383

Expenses:
Distribution fees — Retail Shares (Note 4)	82,494
Shareholder servicing agent fees and expenses — Retail Shares	1,650
Shareholder servicing agent fees and expenses — TA Shares	992
Shareholder servicing agent fees and expenses — Institutional Shares	6,048
Reports to shareholders	23,100
Registration and filing fees	49,234
Custodian and fund accounting fees	27,723
Trustee fees and expenses (Note 4)	5,616
Administration fees	22,263
Insurance expense	1,336
Line of credit fees	2,754
Professional fees	6,086
Miscellaneous expenses	2,163

Total operating expenses	231,459

Interest expense on borrowings	180

Total expenses	231,639
Reimbursement of expenses by Adviser — Retail Shares (Note 4)	(11,962)
Reimbursement of expenses by Adviser — TA Shares (Note 4)	(7,829)
Reimbursement of expenses by Adviser — Institutional Shares (Note 4)	(42,274)

Net expenses	169,574

Net investment income (loss)	(155,191)

Realized and unrealized gain (loss) on investments:
Net realized gain on Affiliated Mutual Funds sold	65,051
Change in net unrealized appreciation (depreciation) of
Affiliated Mutual Funds	31,322,110

Net gain (loss) on investments	31,387,161

Net increase (decrease) in net assets resulting from operations	$31,231,970

See Notes to Financial Statements.	7

Baron WealthBuilder Fund	June 30, 2021

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended June 30, 2021	For the Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(155,191)	$(108,459)
Net realized gain on Affiliated Mutual Funds	65,051	9,069,136
Change in net unrealized appreciation (depreciation) of Affiliated Mutual Funds	31,322,110	81,205,696

Increase (decrease) in net assets resulting from operations	31,231,970	90,166,373

Distributions to shareholders from:
Distributable earnings — Retail Shares	—	(378,655)
Distributable earnings — TA Shares	—	(500,550)
Distributable earnings — Institutional Shares	—	(1,966,011)

Decrease in net assets from distributions to shareholders	—	(2,845,216)

Capital share transactions:
Proceeds from the sale of shares — Retail Shares	42,371,192	36,161,463
Proceeds from the sale of shares — TA Shares	7,305,862	8,711,001
Proceeds from the sale of shares — Institutional Shares	114,324,529	49,693,821
Net asset value of shares issued in reinvestment of distributions — Retail Shares	—	378,140
Net asset value of shares issues in reinvestment of distribution — TA Shares	—	500,142
Net asset value of shares issued in reinvestment of distributions — Institutional Shares	—	1,940,053
Cost of shares redeemed — Retail Shares	(9,891,184)	(7,798,920)
Cost of shares redeemed — TA Shares	(20,146,118)	(1,575,827)
Cost of shares redeemed — Institutional Shares	(6,857,790)	(23,763,269)

Increase (decrease) in net assets derived from capital share transactions	127,106,491	64,246,604

Net increase (decrease) in net assets	158,338,461	151,567,761

Net Assets:
Beginning of period	272,618,302	121,050,541

End of period	$430,956,763	$272,618,302

Capital share transactions — Retail Shares
Shares sold	2,067,076	2,403,435
Shares issued in reinvestment of distributions	—	23,277
Shares redeemed	(486,132)	(636,737)

Net increase (decrease)	1,580,944	1,789,975

Capital share transactions — TA Shares
Shares sold	354,302	584,854
Shares issued in reinvestment of distributions	—	30,868
Shares redeemed	(1,016,803)	(123,288)

Net increase (decrease)	(662,501)	492,434

Capital share transactions — Institutional Shares
Shares sold	5,590,962	3,293,845
Shares issued in reinvestment of dividends	—	119,461
Shares redeemed	(331,931)	(1,704,041)

Net increase (decrease)	5,259,031	1,709,265

8	See Notes to Financial Statements.

June 30, 2021	Baron WealthBuilder Fund

NOTES TO FINANCIAL STATEMENT (Unaudited)

1. ORGANIZATION

Baron Select Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company established as a Delaware statutory trust on April 30, 2003, and accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The Trust currently offers 11 series. This report covers only the Baron WealthBuilder Fund (the “Fund”). The Fund’s investment objective is capital appreciation. The Fund is a diversified fund that invests, at any given time, in the securities of a select number of Baron mutual funds (the “Underlying Funds”), representing specific investment strategies. The Fund normally invests in a variety of Baron domestic and international equity funds managed by BAMCO, Inc. (“BAMCO” or the “Adviser”). The Fund can invest in Underlying Funds holding U.S. and international stocks; small-cap, small- to mid-cap, large-cap, all-cap stocks; and specialty stocks. The Adviser decides how much of the Fund’s assets to allocate to Underlying Funds based on the outlook for, and on the relative valuations of, the Underlying Funds and the various markets in which they invest. For information on the Underlying Funds, please refer to the Prospectuses and Statements of Additional Information of the Underlying Funds. Also, information on the Underlying Funds is available at www.BaronFunds.com.

The Fund offers Retail Shares, TA Shares and Institutional Shares. Each class of shares differs only in its ongoing fees, expenses and eligibility requirements. Retail Shares are offered to all investors but are not available through the Fund’s transfer agent. TA Shares are available only to investors who purchase shares directly through the Fund’s transfer agent. TA Shares do not charge a 12b-1 fee and no revenue sharing, sub-transfer agency or record-keeping service payments are made by or in respect of TA Shares. Institutional Shares are for investments in the amount of $1 million or more. Institutional Shares are intended for certain financial intermediaries that offer shares of the Fund through fee-based platforms, retirement platforms or other platforms. Each class of shares has equal rights to earnings and assets, except that each class bears different expenses for distribution and shareholder servicing. The Fund’s investment income, realized and unrealized gains or losses on investments, and expenses other than those attributable to a specific class are allocated to each class based on its relative net assets. Each class of shares has exclusive voting rights with respect to matters that affect just that class.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the period. Actual results could differ from those estimates. Events occurring subsequent to the date of the Statement of Assets and Liabilities and through the date of issuance of the financial statements have been evaluated for adjustment to or disclosure in the financial statements.

a) Security Valuation.  The Fund’s share price or net asset value (“NAV”) is calculated as of the scheduled close of the regular trading session (usually 4 p.m. E.T. or such other time as of which the Fund’s NAV is calculated (the “NAV Calculation Time”)) on the New York Stock Exchange (the “Exchange”) on any day the Exchange is scheduled to be open. Investments in the Underlying Funds are valued at their closing NAV per share on the day of valuation.
Portfolio securities held by the Underlying Funds traded on any national stock exchange are valued based on the last sale price on the exchange where such shares are principally traded. For securities traded on NASDAQ, the Underlying Funds use the NASDAQ Official Closing Price. If there are no sales on a given day, the value of the security may be the average of the most recent bid and asked quotations on such exchange or the last sale price from a prior day. Where market quotations are not readily available, or, if in the Adviser’s judgment, they do not accurately reflect the fair value of a security held by one of the Underlying Funds, or an event occurs after the market close but before the Underlying Funds are priced that materially affects the value of a security, the security will be valued by the Adviser using policies and procedures approved by the Board of Trustees (the “Board”). Some of the more common reasons that may necessitate that a security held by one of the Underlying Funds be valued using “fair value” pricing may include, but are not limited to: trading of the security has been halted or suspended; or the security has not been traded for an extended period of time. The Adviser has a Fair Valuation Committee (the “Committee”) comprised of senior management representatives and the Committee reports to the Board every quarter. Factors the Committee may consider when valuing a security include whether a current price is stale, there is recent news, the security is thinly traded, transactions are infrequent, or quotations are genuine. There can be no guarantee, however, that a fair valuation used by the Underlying Funds on any given day will more accurately reflect the market value of an investment than the closing price of such investment in its market. U.S. Government obligations, money market instruments, and other debt instruments held by the Underlying Funds with a remaining maturity of 60 days or less are generally valued at amortized cost, which approximates fair value. Debt instruments having a greater remaining maturity will be valued on the basis of prices obtained from a pricing service approved by the Board or at the mean of the bid and ask prices from the dealer maintaining an active market in that security. The value of the Underlying Funds’ investments in convertible bonds/convertible preferred stocks is determined primarily by obtaining valuations from independent pricing services based on readily available bid quotations or, if quotations are not available, by methods which include various considerations such as yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Other inputs used by an independent pricing service to value convertible bonds/convertible preferred stocks generally include underlying stock data, conversion premiums, listed bond and preferred stock prices and other market information which may include benchmark curves, trade execution data, sensitivity analysis, when available, or an estimated value, calculated based on the price of the underlying common share on the valuation date adjusted for accrued and unpaid dividends. Open-end investment companies, including securities lending collateral invested in registered investment company money market funds, are valued at their NAV each day.

Non-U.S. equity securities held by the Underlying Funds traded on foreign securities exchanges are generally valued using an independent pricing vendor that provides daily fair value adjustment factors based on information such as local closing price, relevant general and sector indexes, currency fluctuations, and depositary receipts, as applicable. Securities valued using such adjustment factors are classified as Level 2 in the fair value hierarchy. The models of the independent pricing vendor generate an adjustment factor for each security, which is applied to the local closing price to adjust it for post-closing market movements up to the time the Underlying Funds are valued and translated into U.S. dollars. If the vendor does not provide an adjustment factor for a security, the security is valued based on its most recent local closing price and translated into U.S. dollars. The Adviser may also fair value securities in other situations, for example, when a particular foreign market is closed but the Underlying Funds are open. Other mutual funds may adjust the prices of their securities by different amounts.

9

Baron WealthBuilder Fund	June 30, 2021

NOTES TO FINANCIAL STATEMENT (Unaudited) (Continued)

2. SIGNIFICANT ACCOUNTING POLICIES (Continued)

b) Securities Transactions, Investment Income and Expenses.  Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on an identified cost basis for financial reporting and federal income tax purposes. Dividend income and capital gain distributions from the Underlying Funds are recognized on the ex-dividend date and interest income is recognized on an accrual basis. Dividends received from Underlying Funds are reflected as dividend income; capital gain distributions as realized gains. The Fund is charged for those expenses directly attributable to the Fund, such as distribution and transfer agency fees. Expenses that are not directly attributable to the Fund are typically allocated among the Baron Funds in proportion to their respective net assets.

Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses associated with the Underlying Funds. Because Underlying Funds have varied expenses and fee levels and the Fund may own different proportion of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

c) Single Issuer.  Single issuer risk is the possibility that factors specific to an issuer to which an Underlying Fund is exposed will affect the market prices of the issuer’s securities and therefore the NAV of the Underlying Fund. Due to the size of Baron Partners Fund’s and Baron Focused Growth Fund’s investments in Tesla, Inc. (“Tesla”), 41% and 32%, respectively, of these Underlying Funds’ net assets as of June 30, 2021, the NAVs of these Underlying Funds will be materially impacted by the price of Tesla stock. The Fund’s indirect proportional ownership of Tesla is $30,769,251, which represents 7.1% of the Fund’s net assets as of June 30, 2021. The financial statements of the Underlying Funds are available at www.BaronFunds.com.

d) Non-Diversified Portfolio.  Certain Underlying Funds are non-diversified, which means they will likely have a greater percentage of their assets in a single issuer than a diversified fund. As a result, a non-diversified fund will likely invest a greater percentage of its assets in fewer issuers, and the performance of those issuers may have a greater effect on the Underlying Fund’s performance (and consequently the Fund’s performance) compared to a diversified fund. Thus, a non-diversified fund is more likely to experience significant fluctuations in value, exposing the Underlying Fund (and consequently the Fund) to a greater risk of loss in any given period than a diversified fund. Additionally, non-diversified funds may encounter difficulty liquidating securities.

e) Industry Concentration.  From time to time, market fluctuations in the value of an Underlying Fund’s investments, combined with an Underlying Fund’s non-diversified portfolio, may result in an Underlying Fund being concentrated in the securities of a single issuer or a small number of issuers, including in a particular industry. As a result, this Underlying Fund will be particularly exposed to the risks of that company or industry relative to the risk exposure of investment companies holding a diversified portfolio of securities or those that seek to maintain near-index weightings in their portfolio securities. Accordingly, in those cases, an Underlying Fund will be disproportionately exposed to the market conditions, interest rates, and economic, regulatory, or financial developments that significantly affect that company or industry. For example, due to the size of Baron Partners Fund’s and Baron Focused Growth Fund’s investments in Tesla, which represent about 41% and 32%, respectively, of these Underlying Funds’ net assets as of June 30, 2021, these Underlying Funds will be more adversely impacted by negative developments affecting the automotive and energy industries, as well as governmental environmental regulations.

f) Federal Income Taxes.  The Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. The Fund will not be subject to federal or state income taxes to the extent that it qualifies as regulated investment companies and substantially all of its income is distributed.

g) Distributions to Shareholders.  Income and capital gain distributions to shareholders are determined in accordance with income tax regulations which may differ from GAAP. These differences are primarily due to differing treatments for net investment loss and wash sale losses deferred.

h) Commitments and Contingencies.  In the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnification. The maximum exposure to the Fund under these agreements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

i) Cash and Cash Equivalents.  The Fund considers all short term liquid investments with a maturity of three months or less when purchased to be cash equivalents.

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities, other than short term securities, for the six months ended June 30, 2021 were as follows:

Fund	Purchases	Sales
Baron WealthBuilder Fund	$127,605,615	$634,791

4. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

a) Investment Advisory Fees.  The Adviser, a wholly owned subsidiary of Baron Capital Group, Inc. (“BCG”), serves as investment adviser to the Fund and the Underlying Funds. The Adviser will not be paid a management fee for performing investment management services for the Fund. However, the Adviser receives management fees for managing the Underlying Funds. See the Underlying Funds’ Prospectuses or Statements of Additional Information for specific fees. The Adviser is contractually obligated to reimburse certain expenses of the Fund so that its net annual operating expenses (excluding acquired fund fees and expenses, portfolio transaction costs, interest, dividend and extraordinary expenses) are limited to 0.30% of average daily net assets of Retail Shares, 0.05% of average daily net assets of TA Shares and 0.05% of average daily net assets of Institutional Shares.

b) Distribution Fees.  Baron Capital, Inc. (“BCI”), a wholly owned subsidiary of BCG, is a registered limited purpose broker-dealer and the distributor of the Fund’s shares. The Fund is authorized to pay BCI a distribution fee payable monthly pursuant to a distribution plan under Rule 12b-1 of the 1940 Act equal to 0.25% per annum of the Retail Shares’ average daily net assets.

c) Trustee Fees.  Certain Trustees of the Fund are interested persons (as defined by the 1940 Act) of the Trust. None of these Trustees received compensation for his or her services as a Trustee of the Fund. None of the Fund’s officers received compensation from the Fund for their services as an officer.

10

June 30, 2021	Baron WealthBuilder Fund

NOTES TO FINANCIAL STATEMENT (Unaudited) (Continued)

4. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES (Continued)

d) Fund Accounting and Administration Fees.  The Fund has entered into an agreement with State Street Bank and Trust Company (“State Street”) to perform accounting and certain administrative services. State Street is compensated for fund accounting services based on a percentage of the Fund’s net assets, plus fixed annual fees for the administrative services.

5. LINE OF CREDIT

Baron WealthBuilder Fund, together with other funds in Baron Select Funds (except Baron Partners Fund) and Baron Investment Funds Trust, participate in a committed line of credit agreement with State Street to be used for temporary purposes, primarily for financing redemptions. Each fund may borrow up to the lesser of $200 million or the maximum amount each fund may borrow under the 1940 Act, the limitations included in each fund’s prospectus, or any limit or restriction under any law or regulation to which each fund is subject or any agreement to which each fund is a party; provided that the aggregate outstanding principal amount of all loans to any of the funds may not exceed $200 million. Interest is charged to each fund, based on its borrowings, at a rate per annum equal to the higher of the Overnight Bank Funding Rate plus 0.10% and the Overnight Federal Funds Rate plus 0.10%; plus a margin of 1.00%. An upfront fee of 0.05% is incurred on the commitment amount and a commitment fee of 0.20% per annum is incurred on the unused portion of the line of credit. Both fees are allocated to the participating funds based on their relative net assets.

During the six months ended June 30, 2021, Baron WealthBuilder Fund had borrowings under the line of credit and incurred interest expense of $180. For the 3 days during which there were borrowings, Baron WealthBuilder Fund had an average daily balance on the line of credit of $1.8 million at a weighted average interest rate of 1.22%.

6. ASSET ALLOCATION AND RISKS OF INVESTING IN THE UNDERLYING FUNDS

The Fund’s ability to meet its investment objective depends largely upon selecting the best mix of Underlying Funds. The selection of the Underlying Funds and the allocation of the Fund’s assets among the various market sectors could cause the Fund to underperform in comparison to other funds with a similar investment objective. In addition, each of the Underlying Funds has its own investment risks, and those risks can affect the value of the Fund’s investments. To the extent that the Fund invests more of its assets in one Underlying Fund than in another, it will have greater exposure to the risks of that Underlying Fund.

7. FAIR VALUE MEASUREMENTS

Fair value is defined by GAAP as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. GAAP provides a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability. Inputs may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Fund. Unobservable inputs are inputs that reflect the Fund’s own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1 — quoted prices in active markets for identical assets or liabilities;

•

Level 2 — prices determined using other inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.);

•

Level 3 — prices determined using unobservable inputs when quoted prices or observable inputs are unavailable, such as when there is little or no market activity for an asset or liability (unobservable inputs reflect the Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

Investments in open-end registered investment companies are valued at NAV and are classified in the fair value hierarchy as Level 1.

8. INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

Federal income tax regulations differ from GAAP. Therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and net realized gain for financial reporting purposes. Net investment income (loss) and net realized and unrealized gain (loss) differ for financial statement and tax purposes due to differing treatments of net investment loss, and wash sale losses deferred. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

As of June 30, 2021, the components of net assets on a tax basis were as follows:

Cost of investments	$303,878,523

Gross tax unrealized appreciation	127,155,785
Gross tax unrealized depreciation	—

Net tax unrealized appreciation (depreciation)	127,155,785
Accumulated net investment income (loss)	(68,342)
Accumulated net realized gain (loss)	7,600,710
Paid-in capital	296,268,610

Net Assets	$430,956,763

11

Baron WealthBuilder Fund	June 30, 2021

NOTES TO FINANCIAL STATEMENT (Unaudited) (Continued)

8. INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (Continued)

The tax character of distributions paid during the six months ended June 30, 2021 and for the year ended December 31, 2020 was as follows:

Six Months Ended June 30, 2021		Year Ended December 31, 2020

Ordinary[1]	Long Term Capital Gain	Ordinary[1]	Long Term Capital Gain
$—	$—	$—	$2,845,216

[1]	For tax purposes, short-term capital gains are considered ordinary income distributions.

The Fund follows the provisions of FASB Codification Section 740 (“ASC Section 740”) “Accounting for Uncertainty in Income Taxes” which clarifies the accounting for uncertainty in tax positions taken or expected to be taken on a tax return. ASC Section 740 sets forth a threshold for financial statement recognition, measurement and disclosure of tax positions taken or expected to be taken on a tax return. The Fund is required to recognize the tax effects of certain tax positions under a “more likely than not” standard, that based on their technical merits, have more than 50 percent likelihood of being sustained upon examination. Management has analyzed the tax positions taken on the Fund’s federal income tax returns for the current year and prior two years, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. At June 30, 2021, the Fund did not have any uncertain tax benefits that require recognition, de-recognition or disclosure. The Fund’s federal, state and local income and federal excise tax returns for which the applicable statutes of limitations have not expired (current and prior three years) are subject to examination by the Internal Revenue Service and state departments of revenue.

9. OWNERSHIP CONCENTRATION

As of June 30, 2021 the officers, trustees and portfolio managers owned, directly or indirectly, 11.68% of the Fund. As a result of their ownership, these investors may be able to materially affect the outcome of matters presented to the Fund’s shareholders.

12

June 30, 2021	Baron WealthBuilder Fund

NOTES TO FINANCIAL STATEMENT (Unaudited) (Continued)

10. TRANSACTIONS IN “AFFILIATED” COMPANIES

The Fund invests in the Institutional Shares of the Underlying Funds which are considered to be affiliated with the Fund.

Name of Issuer	Value at December 31, 2020	Purchase Cost	Sales Proceeds/ Return of Capital	Change in Net Unrealized Appreciation (Depreciation)	Realized Gains/ (Losses)	Dividend Income	Other Distributions	Shares Held at June 30, 2021	Value at June 30, 2021	% of Net Assets at June 30, 2021
“Affiliated” Company as of June 30, 2021:
Baron Asset Fund, Institutional Shares	$35,331,781	$16,651,236	$21,555	$4,306,583	$(693)	$—	$—	444,274	$56,267,352	13.06%
Baron Discovery Fund, Institutional Shares	10,924,041	6,677,359	5,065	1,872,134	(349)	—	—	490,875	19,468,120	4.52%
Baron Durable Advantage Fund, Institutional Shares	3,690,125	2,946,463	1,970	895,834	19	—	—	412,403	7,530,471	1.75%
Baron Emerging Markets Fund, Institutional Shares	10,259,667	6,813,567	4,783	523,372	(325)	—	—	881,779	17,591,498	4.08%
Baron Fifth Avenue Growth Fund, Institutional Shares	15,540,300	8,743,032	8,944	2,739,905	(524)	—	—	468,664	27,013,769	6.27%
Baron FinTech Fund, Institutional Shares	4,788,760	4,064,153	2,532	1,237,090	16	—	—	594,431	10,087,487	2.34%
Baron Focused Growth Fund, Institutional Shares	12,571,803	4,144,419	4,502	418,369	(373)	—	—	374,912	17,129,716	3.97%
Baron Global Advantage Fund, Institutional Shares	15,993,315	10,796,665	7,576	2,379,175	(1,005)	—	—	507,935	29,160,574	6.77%
Baron Growth Fund, Institutional Shares	33,319,521	18,079,601	15,844	3,835,739	(355)	—	—	466,216	55,218,662	12.81%
Baron Health Care Fund, Institutional Shares	5,923,951	4,931,918	3,095	1,046,850	(46)	—	—	562,362	11,899,578	2.76%
Baron International Growth Fund, Institutional Shares	6,322,059	3,270,680	3,286	859,843	(10)	—	—	289,454	10,449,286	2.42%
Baron Opportunity Fund, Institutional Shares	17,580,045	6,669,292	8,569	2,390,321	(815)	—	—	569,023	26,630,274	6.18%
Baron Partners Fund, Institutional Shares	55,622,089	5,925,955	495,794	2,672,621	70,595	—	—	361,386	63,795,466	14.80%
Baron Real Estate Fund, Institutional Shares	12,452,742	5,720,324	33,834	2,342,778	(436)	—	—	489,171	20,481,574	4.76%
Baron Real Estate Income Fund, Institutional Shares	—	6,170,650	1,688	127,239	11	14,383	—	383,448	6,296,212	1.46%
Baron Small Cap Fund, Institutional Shares	32,356,124	16,000,301	15,754	3,674,257	(659)	—	—	1,222,140	52,014,269	12.07%

	$272,676,323	$127,605,615	$634,791	$31,322,110	$65,051	$14,383	$—		$431,034,308

11. COVID-19 RISK

The coronavirus disease 2019 (COVID-19) global pandemic and the aggressive responses taken by many governments or voluntarily imposed by private parties, including closing borders, restricting travel and imposing prolonged quarantines or similar restrictions, as well as the closure of, or operational changes to, many retail and other businesses, have had negative impacts, and general uncertainty on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.

13

Baron WealthBuilder Fund	June 30, 2021

FINANCIAL HIGHLIGHTS

BARON WEALTHBUILDER FUND

Selected data for a share outstanding throughout each period:

		Income (loss) from investment operations:			Less distributions to shareholders from:						Ratios to Average Net Assets:									Supplemental Data:

	Net asset value, beginning of period ($)	Net investment income (loss) ($)	Net realized and unrealized gain (loss) ($)	Total from investment operations ($)	Net investment income ($)	Net realized gain on investments ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)		Total expenses[9] (%)		Less: Interest expense (%)	Operating expenses (%)		Less: Reimbursement of expenses by Adviser (%)	Net operating expenses (%)		Net investment income (loss ) (%)	Net assets (in millions), end of period ($)	Portfolio turnover rate (%)

RETAIL SHARES

Six Month Ended June 30,

2021	19.57	(0.03)[2]	1.84	1.81	0.00	0.00	0.00	21.38	9.25	[4,7]	0.34	[6]	(0.00)[6,8]	0.34	[6]	(0.04)[6]	0.30	[6]	(0.29)[6]	82.5	0.18	[7]

Year Ended December 31,

2020	12.23	(0.04)[2]	7.62	7.58	0.00	(0.24)	(0.24)	19.57	62.45	[4]	0.41		(0.00)[8]	0.41		(0.11)	0.30		(0.29)	44.5	6.65

2019	9.33	(0.03)[2]	3.37	3.34	(0.01)	(0.43)	(0.44)	12.23	36.24	[4]	0.41		(0.02)	0.39		(0.09)	0.30		(0.26)	5.9	22.48

2018	10.00	(0.01)[2]	(0.65)	(0.66)	0.00	(0.01)	(0.01)	9.33	(6.58)[4]		0.90		0.00	0.90		(0.60)	0.30		(0.13)	2.1	1.24

2017[1]	10.00	(0.00)[2,3]	0.00	(0.00)[3]	0.00	0.00	0.00	10.00	0.00	[4,7]	0.59	[5,6]	0.00	0.59	[5,6]	(0.29)[5,6]	0.30	[5,6]	(0.30)[5,6]	0.0	0.00	[7]

TA SHARES

Six Month Ended June 30,

2021	19.70	(0.00)[2,3]	1.85	1.85	0.00	0.00	0.00	21.55	9.39	[4,7]	0.09	[6]	(0.00)[6,8]	0.09	[6]	(0.04)[6]	0.05	[6]	(0.04)[6]	33.8	0.18	[7]

Year Ended December 31,

2020	12.28	(0.01)[2]	7.67	7.66	0.00	(0.24)	(0.24)	19.70	62.85	[4]	0.16		(0.00)[8]	0.16		(0.11)	0.05		(0.04)	44.0	6.65

2019	9.35	(0.00)[2,3]	3.37	3.37	(0.01)	(0.43)	(0.44)	12.28	36.49	[4]	0.17		(0.02)	0.15		(0.10)	0.05		(0.03)	21.4	22.48

2018	10.00	0.01 [2]	(0.65)	(0.64)	0.00	(0.01)	(0.01)	9.35	(6.38)[4]		0.59		0.00	0.59		(0.54)	0.05		0.05	9.7	1.24

2017[1]	10.00	(0.00)[2,3]	0.00	(0.00)[3]	0.00	0.00	0.00	10.00	0.00	[4,7]	0.34	[5,6]	0.00	0.34	[5,6]	(0.29)[5,6]	0.05	[5,6]	(0.05)[5,6]	3.4	0.00	[7]

INSTITUTIONAL SHARES

Six Month Ended June 30,

2021	19.70	(0.00)[2,3]	1.85	1.85	0.00	0.00	0.00	21.55	9.39	[4,7]	0.09	[6]	(0.00)[6,8]	0.09	[6]	(0.04)[6]	0.05	[6]	(0.04)[6]	314.7	0.18	[7]

Year Ended December 31,

2020	12.28	(0.01)[2]	7.67	7.66	0.00	(0.24)	(0.24)	19.70	62.85	[4]	0.16		(0.00)[8]	0.16		(0.11)	0.05		(0.04)	184.1	6.65

2019	9.35	(0.00)[2,3]	3.37	3.37	(0.01)	(0.43)	(0.44)	12.28	36.49	[4]	0.17		(0.02)	0.15		(0.10)	0.05		(0.02)	93.8	22.48

2018	10.00	0.01 [2]	(0.65)	(0.64)	0.00	(0.01)	(0.01)	9.35	(6.38)[4]		0.49		0.00	0.49		(0.44)	0.05		0.12	83.0	1.24

2017[1]	10.00	(0.00)[2,3]	0.00	(0.00)[3]	0.00	0.00	0.00	10.00	0.00	[4,7]	0.34	[5,6]	0.00	0.34	[5,6]	(0.29)[5,6]	0.05	[5,6]	(0.05)[5,6]	1.0	0.00	[7]

[1]	For the period December 29, 2017 (commencement of operations) to December 31, 2017.
[2]	Based on average shares outstanding.
[3]	Less than $0.01 per share.
[4]	The total returns would have been lower had certain expenses not been reduced during the period shown.
[5]	Certain fixed expenses incurred by the Fund were not annualized for the period ended December 31, 2017.
[6]	Annualized.
[7]	Not Annualized
[8]	Interest expense rounds to less than 0.01%.
[9]	Expenses do not include acquired fund fees and expenses of the Underlying Funds.

14	See Notes to Financial Statements.

June 30, 2021	Baron WealthBuilder Fund

FUND EXPENSES (UNAUDITED)

As a shareholder of the Fund, you may incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include distribution and service (12b-1) fees and other Fund expenses. Due to the payment of Rule 12b-1 fees, long-term shareholders may indirectly pay more than the maximum permitted front-end sales charge. The information on this page is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The information in the following table is based on an investment of $1,000 invested on January 1, 2021 and held for the six months ended June 30, 2021.

ACTUAL EXPENSES

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading titled “Expenses Paid During the Period.”

BASED ON ACTUAL TOTAL RETURN FOR THE SIX MONTHS ENDED JUNE 30, 20211

	Actual Total Return	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021		Annualized Expense Ratio	Expenses Paid During the Period[3]
Baron WealthBuilder Fund — Retail Shares	9.25%	$1,000.00	$1,092.50	[3]	0.30%[4]	$1.56
Baron WealthBuilder Fund — TA Shares	9.39%	$1,000.00	$1,093.90	[3]	0.05%[4]	$0.26
Baron WealthBuilder Fund — Institutional Shares	9.39%	$1,000.00	$1,093.90	[3]	0.05%[4]	$0.26

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account values and expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example relating to the Fund with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table below are meant to highlight your ongoing costs and do not reflect any transactional costs, such as redemption fees, if any. Therefore, the table is useful in comparing ongoing costs only and will not help you determine your relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN FOR THE SIX MONTHS ENDED JUNE 30, 20211

	Hypothetical Annualized Total Return	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021		Annualized Expense Ratio	Expenses Paid During the Period[2]
Baron WealthBuilder Fund — Retail Shares	5.00%	$1,000.00	$1,023.31	[3]	0.30%[4]	$1.51
Baron WealthBuilder Fund — TA Shares	5.00%	$1,000.00	$1,024.55	[3]	0.05%[4]	$0.25
Baron WealthBuilder Fund — Institutional Shares	5.00%	$1,000.00	$1,024.55	[3]	0.05%[4]	$0.25

[1]	Assumes reinvestment of all dividends and capital gain distributions, if any.
[2]

Expenses are equal to each share class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

[3]	Ending account value assumes the return earned after waiver and would have been lower if a portion of the expenses had not been waived.
[4]	Annualized expense ratios are adjusted to reflect fee waiver.

15

Baron WealthBuilder Fund	June 30, 2021

DISCLOSURE REGARDING THE APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT FOR BARON WEALTHBUILDER FUND BY THE BOARD OF TRUSTEES (Unaudited)

The Board of Trustees (the “Board”) of Baron Select Funds (the “Trust”) met on May 5, 2021 to discuss the selection of BAMCO, Inc. (the “Adviser”) as the investment adviser and the approval of the investment advisory agreement for Baron WealthBuilder Fund (the “Fund”). The members of the Board who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust (the “Independent Trustees”) met in a separate session to discuss and consider the renewal of the investment advisory agreement for the Fund. Representatives of Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, provided reports to the Board and attended the Board meeting. The Trustees received a substantial amount of information from the Adviser and from Broadridge, and were advised by independent legal counsel. Based on its evaluation of this and other information, the Board, including a majority of the Independent Trustees, approved the continuation of the investment advisory agreement for the Fund for an additional one-year period.

In reaching its determination, the Board considered various factors that it deemed relevant, including the factors listed below.

1. NATURE, EXTENT AND QUALITY OF SERVICES

The Trustees considered the information provided, including, for many, their experience and knowledge gained from their service as Trustees and their experience generally, including the following, which they had previously considered in connection with approving the investment advisory agreement for the Fund and those of the underlying Baron funds in which it invests and remained, in their thinking, material to their consideration:

•	Their confidence in the senior personnel, portfolio management, the financial condition of the Adviser and its affiliates and the Adviser’s available resources;

•

The nature, extent and quality of the services provided by the Adviser, including: relationships with and supervision of third party service providers, such as the Fund’s custodian and transfer agent, the quality of shareholder reports, the ability to monitor adherence to investment guidelines and restrictions, the legal, accounting and compliance services provided to the Fund and the support services provided to the Board;

•	The Adviser’s investment principles and processes and the historical performance of the Fund as compared to similar funds managed by other advisers over comparable periods;

•

The total expense ratio of the Fund and comparisons to similar funds managed by other advisers over comparable periods. They observed that the net operating expenses paid by the Fund (total expense ratio) were within the range of those of the funds in its peer group; and

•	Additional services provided by the Adviser.

No advisory fee is payable by the Fund to the Adviser, although the Fund bears indirectly its pro rata share of the expenses of the underlying Baron funds in which it invests, including advisory fees payable by such underlying Baron funds to the Adviser.

The Board concluded that the nature, extent and quality of the services the Adviser provides to the Fund supported approval of the investment advisory agreement for the Fund.

2. INVESTMENT PERFORMANCE OF THE FUND AND THE ADVISER

As part of its consideration of the investment performance of the Fund and the Adviser, the Board took into account the analyses performed by and discussed with representatives of Broadridge. The Board considered, among other information, Broadridge’s comparison of the expense ratio with those of peer group funds selected by Broadridge and Morningstar category medians. The Board also considered, among other performance information, Broadridge’s comparisons of the Fund’s annualized total return and related risk metrics over one- and three-year periods against peer group funds and Morningstar category medians. After considering all the information, the Board concluded that the Adviser continued to invest in accordance with its long-standing principles and that the Fund’s performance remained consistent with expectations for the Adviser’s investment style, in light of recent market conditions.

3. COSTS OF SERVICES PROVIDED AND PROFITS TO BE REALIZED BY THE ADVISER

Since the Fund does not pay advisory fees, the Board did not consider any comparisons to the advisory fees charged and services provided by the Adviser and its investment adviser affiliate to any other funds or separately managed accounts. The Board was provided with a profitability analysis prepared by the Adviser and discussed with the representatives of the Adviser that the Adviser has continued to invest in quality personnel, systems and facilities, and otherwise continued to invest in its business, irrespective of fund flows. However, since the Fund does not pay an advisory fee the Board did not consider the profitability analysis material to its considerations.

The Board also considered benefits that accrue to the Adviser and its affiliates from their relationship with the Fund.

4. ECONOMIES OF SCALE AND BENEFITS TO INVESTORS

Since the Fund does not pay an advisory fee, the Board did not consider potential economies of scale. The Board did consider that the Adviser was continuing to grow and upgrade its staff and invest in its business.

After due consideration of the above-enumerated factors and other factors it deemed relevant, the Board, including a majority of the Independent Trustees, approved the continuance of the Fund’s investment advisory agreement.

16

Privacy Notice

The Fund collects nonpublic personal information about you from the following sources:

∎	Information we receive from you on applications or other forms;
∎	Information about your transactions with us, our Adviser or others; and
∎	Information we receive from third parties, such as credit reporting agencies.

“Nonpublic personal information” is private information about you that we obtain in connection with providing a financial product or service to you.

We may share your name and address with other Baron Funds and the Adviser and its affiliates for the purpose of sending you information about our products that we believe may be of interest to you and informing you of our upcoming Baron Investment Conference and for sending required information.

We do not disclose any nonpublic personal information about our customers to anyone, except as permitted or required by law. Examples of permitted disclosures under the law include sharing with companies that work for us to provide you services, such as the Transfer Agent or mailing house. All such companies that act on our behalf are contractually obligated to keep the information that we provide to them confidential and to use the information only to provide the services that we have asked them to perform for you and us.

We restrict access to nonpublic information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

This privacy notice is also available at all times on the Baron Funds® website, www.BaronFunds.com or by calling 1-800-99BARON.

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767 Fifth Avenue, 49th Fl.

New York, NY 10153

1.800.99.BARON

212-583-2000

www.BaronFunds.com

JUNE 21

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included herein under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certification of each of the principal executive officers and principal financial officers of the Registrant as required by Rule 30a-2(a) under the 1940 Act.

(b) Certification of each of the principal executive officers and principal financial officers of the Registrant as required by the 1940 Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BARON SELECT FUNDS

By:	/s/ Ronald Baron
Ronald Baron
Chief Executive Officer

Date: August 26, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Ronald Baron
Ronald Baron
Chief Executive Officer

Date: August 26, 2021

By:	/s/ Peggy Wong
Peggy Wong
Treasurer and Chief Financial Officer

Date: August 26, 2021